UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

    THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

    800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

    Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2009 – December 31, 2009

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

December 31, 2009

Managers AMG Essex Large Cap Growth Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Global Bond Fund

Managers Money Market Fund

AR001-1209

The Managers Funds

Annual Report — December 31, 2009

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Essex Large Cap Growth Fund	4

Managers International Equity Fund	9

Managers Emerging Markets Equity Fund	18

Managers Global Bond Fund	25

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	32

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	33
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	34
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	35
Detail of changes in Fund assets for the past two years

MANAGERS MONEY MARKET FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	37
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	37
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	38
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	38
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	41
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

TRUSTEES AND OFFICERS	52

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefit from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

The year 2009 will go down in the history books as one in which securities markets sank to unimaginable levels and some investors briefly questioned the viability of capitalism. As it turned out, capitalism did not cease to exist and equities, as well as credit-sensitive fixed income securities, managed to regroup and record one of the most impressive rebounds in the history of the capital markets. The government’s unprecedented efforts with respect to healing the economy and stabilizing the securities markets via programs such as the Troubled Asset Relief Program (“TARP”), the Public-Private Investment Program (“PPIP”) and the Term Asset-Backed Securities Loan Facility (“TALF”) seem to have achieved their desired short-term effects, although some would argue that the programs played a minor role in the stabilization of the markets and that free market forces simply corrected oversold conditions, just as they have on numerous occasions in the past.

Against this backdrop, the Managers AMG Essex Large Cap Growth Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, and the Managers Global Bond Fund, (each a “Fund” and collectively the “Funds”), generated strong absolute returns in this historic environment, as detailed below. (Note that unless otherwise stated, all performance cited in these commentaries is in U.S. Dollars.)

Periods Ended 12/31/09	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date

Managers AMG Essex Large Cap Growth Fund	16.78%	32.39%	(4.08)%	(0.77)%	(7.31)%	6/1/1984

Russell 1000® Growth Index	23.03%	37.21%	(1.89)%	1.63%	(3.99)%

Managers International Equity Fund	19.04%	31.68%	(8.24)%	2.60%	0.19%	12/31/1985

MSCI EAFE Index	22.07%	31.78%	(6.04)%	3.54%	1.17%

Managers Emerging Markets Equity Fund	29.60%	67.94%	(0.67)%	11.80%	8.61%	2/9/1998

MSCI EM Index (Net)	31.24%	78.51%	5.11%	15.51%	9.78%

MSCI EM Index (Gross)	31.42%	79.02%	5.42%	15.88%	10.11%

Managers Global Bond Fund	12.50%	24.26%	6.30%	4.15%	6.16%	3/25/1994

Barclays Capital Global Aggregate Bond Index	5.33%	6.93%	7.05%	4.56%	6.49%

Money Market Fund	0.00%	0.27%	2.64%	3.05%	2.80%	6/1/1984

Merrill 3 Month T-Bill	0.11%	0.21%	2.41%	3.02%	2.99%

Letter to Shareholders (continued)

As noted above, for the year ended December 31, 2009, the Managers AMG Essex Large Cap Growth Fund returned 32.39%, underperforming the Russell 1000® Growth Index, which returned 37.21%. In 2009, large-cap growth stocks performed very well on an absolute basis and also fared well versus other major domestic investment categories For example, large-cap growth stocks outperformed small-cap value stocks by almost 17% for the year thanks partly to strength in the technology sector. The primary driver of the Fund’s underperformance for the year relative to the benchmark was weak relative stock selection in the healthcare and industrial segments. In industrials, the key detractor was the Fund’s exposure to airlines while in health care, biotechnology exposure weighed heavily on results.

As noted above, for the year ended December 31, 2009, the Managers International Equity Fund returned 31.68%, trailing the return of 31.78% for its benchmark, the MSCI EAFE Index. Solid results for the Fund were primarily driven by non-benchmark exposure to the emerging markets and solid stock selection within the financials sector. This solid stock selection was somewhat mitigated, however, by weakness within the industrials sector and by holdings within Japan which failed to keep up with the broader global equity rally.

As noted in the table above, for the year ended December 31, 2009, the Managers Emerging Markets Fund returned 67.94%, trailing the return of 78.51% for its benchmark, the MSCI Emerging Markets Index. Much of the underperformance was concentrated during the first quarter of the year, prior to the markets’ recovery. The Fund was early in positioning for the eventual recovery, which weighed on first quarter performance. For the full year, stock selection within India and South Africa were the largest detractors from relative performance. On the other hand, the Fund benefited from an overweight position in Russia, an underweight to Mexico, and strong stock selection within Brazil.

As noted in the table above, for the year ended December 31, 2009, the Managers Global Bond Fund returned 24.26%, widely outpacing the return of 6.93% for the Barclay’s Capital Global Aggregate Bond Index. The Fund’s greater-than-benchmark allocation to U.S. investment-grade corporate bonds and an underweight to U.S. Treasuries were the primary drivers of excess performance during the period. The Fund’s overweight Norwegian Krone, South Korean Won, and Canadian Dollar positions enhanced returns as these currencies appreciated on increasing global growth prospects and increasing risk appetites.

The following report covers the one-year period ended December 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2009	Expense Ratio for the Period	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During the Period*

Managers AMG Essex Large Cap Growth Fund

Based on Actual Fund Return	1.61%	$1,000	$1,168	$8.80

Based on Hypothetical 5% Annual Return	1.61%	$1,000	$1,017	$8.19

Managers International Equity Fund

Based on Actual Fund Return	1.48%	$1,000	$1,190	$8.17

Based on Hypothetical 5% Annual Return	1.48%	$1,000	$1,018	$7.53

Managers Emerging Markets Equity Fund

Based on Actual Fund Return	1.77%	$1,000	$1,296	$10.24

Based on Hypothetical 5% Annual Return	1.77%	$1,000	$1,016	$9.00

Managers Global Bond Fund

Based on Actual Fund Return	1.10%	$1,000	$1,125	$5.89

Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,020	$5.60

Managers Money Market Fund

Based on Actual Fund Return	0.45%[1]	$1,000	$1,000	$2.27

Based on Hypothetical 5% Annual Return	0.45%[1]	$1,000	$1,023	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.
[1]	The ratio reflects the combined expenses of the Fund and the Capital Shares of the JPMorgan Liquid Assets Money Market Fund, the portfolio in which the Fund invests all of its assets.

Managers AMG Essex Large Cap Growth Fund

Investment Manager’s Comments

For the year ended December 31, 2009, the Managers AMG Essex Large Cap Growth Fund (the “Fund”) returned 32.39%, under-performing the Russell 1000® Growth Index (the “Index), which returned 37.21%.

THE YEAR IN REVIEW:

Stabilizing home prices, improving global trade, and narrowing credit spreads boosted investor confidence that world economies are responding to the unprecedented policy actions implemented earlier in 2009. After several quarters of deteriorating U.S. economic conditions and falling economies overseas, rising expectations of global economic recovery benefited industrial, energy, and technology sectors. After bottoming out at half its value in 2008, financials staged an impressive rebound in March on the heels of the public/private bank plan. Investors then gravitated toward the sector, with banks and brokerage stocks leading in the second quarter of 2009, but finishing the calendar year lower as trading slowed as a result of corporate intentions to hang onto gains for the year. Consumer discretionary stocks also stepped to the front, outperforming most sectors for the year. Health care stocks remained in the penalty box as the debate on reform winds its way through Congress. Along the market capitalization and style spectrums, smaller-cap companies led the advance ceding to larger-sized companies in the fourth quarter, with growth stocks of all sizes outpacing the market averages.

Following a drumbeat of negative economic news early in the period, industrials rebounded based on expectations of an economic recovery but trailed the return of the Index. The Fund’s exposure in this segment weighed on relative performance. Specifically, returns were hampered by the Fund’s emphasis on engineering and contracting companies, which continued to be dragged down by the delayed impact of stimulus spending. The Fund’s holdings in AECOM Technology Corp., Quanta Services Inc., and URS Corp. were notable detractors. In addition, the Fund’s results were also negatively impacted by its exposure to air transport, which retreated following news that the industry issued downward short-term guidance.

The Fund benefited from its exposure to the materials segment with Freeport-McMoRan Copper & Gold Inc. and United States Steel Corp. leading the way. International pricing firmed during the period given an increase in coal and iron ore pricing. Both companies benefitted from these trends. Freeport-McMoRan Copper & Gold Inc. surpassed expectations, driven by commodity price increases for copper and gold. Following a turbulent year, fertilizer fundamentals bottomed during the fourth quarter, setting the stage for meaningful reacceleration in the near term. With fertilizer usage ultimately relying on firm crop pricing, strong phosphate trends show a tightened market with returning demand and thus upward pressure on pricing. This environment should have a positive impact on Potash Corp. of Saskatchewan Inc., which was a key contributor during the year.

In energy, a detrimental overweight allocation was more than offset by favorable stock selection. Offshore drilling company Transocean Ltd. benefitted from firm pricing as oil prices strengthened. Shares of Walter Energy, Inc. benefitted from an upsurge in metallurgical coal demand, with increased buying in China driving spot rates higher and generating positive sentiment for 2010 contract negotiations. Walter also began delivering more carry-over tonnage previously contracted at all-time record prices.

The 12-month period was volatile for consumer stocks. The group initially traded off on concerns about consumer spending in light of weakening employment and housing trends, but performance later rebounded as consumer sentiment was lifted. The Fund’s underweight position in the consumer staples sector had a positive impact but was partially offset by weak stock selection. The Fund’s results in the consumer discretionary sector were mixed. In retail, TJX Cos. and Kohl’s Corp. were both contributors for the period. Essex believes Kohl’s has a sustainable cost structure, thus implying that earnings flow will be even greater during a recovery. In contrast, the less cyclical education sector was a relative underperformer as investors worried about possible negative regulatory changes. The Fund’s holdings in the education sector included a position in Apollo Group Inc.

Financials experienced a robust turnaround in the middle of the period, led by banks and brokerage stocks. The Fund’s stock selection, however, led to underperformance relative to the benchmark. Financial services firms, Goldman Sachs Group Inc. and JPMorgan Chase & Co. accelerated in the first half of the period, driven by record capital markets revenues, a more favorable trading environment and stronger equity markets. Shares of JPMorgan pulled back later in the year, reflecting seasonal trends as the private equity market became more focused on protecting gains. Similarly, Intercontinental Exchange Inc. gave back gains, as its growth opportunities were dampened by regulatory risks limiting commodity speculation. Insurance companies, PartnerRe Ltd. and ACE Ltd., were detractors due to investor rotation out of more conservative financial stocks.

Managers AMG Essex Large Cap Growth Fund

Investment Manager’s Comments (continued)

Health care performance moderated in 2009, lagging the overall market as investors dealt with the uncertainties of political reform. The Fund’s overweight position detracted from performance. Genentech was the top contributor in the Fund for the 12-month period. Roche purchased the remainder of Genentech during the first quarter, causing the share price to leap. Also in biotech, Human Genome Sciences Inc. continued to benefit from positive Phase III results for its Lupus drug, Benlysta. Physicians remain optimistic as Benlysta is the first promising drug for Lupus to emerge in fifty years. Shares of Vertex Pharmaceuticals Inc. responded positively to late-stage trial results for their current Hepatitis C drug, and rumors of a potential suitor for acquisition. However, this was not enough to offset losses from Celgene Corp. and Baxter International Inc., which failed to participate in the market’s rally. St. Jude Medical Inc. suffered from near-term concerns over lower patient volumes and softness in hospital purchasing patterns. This position was eliminated during the fourth quarter. Gilead Sciences Inc., another detractor, took a hit following the news that Darusentan had failed its Phase III trial. Investors reacted pessimistically to the news as they questioned two of the company’s recent acquisitions, Myogen and CV Therapeutics. Essex believes this news event had a modest financial impact on the company and should not prove to be damaging long term.

Despite pressure early in the period due to economic concerns, technology stocks rose dramatically over the 12-month period. Overly bearish estimates were exceeded, and expectations for a turn in cyclical demand continue to propel the sector. In computer technology, Google, Inc. and Apple, Inc. both continued their upward march. Google continues to dominate market share for online searching, and Essex believes the advertising arena will improve in the coming quarter. Shares of Apple remain resilient upon continued strong adoption of the iPhone, international expansion, further penetration of markets as carrier contracts roll off, solid Mac sales trends, and the widely anticipated release of a new product, a tablet PC, in the first quarter. EMC Corp. also contributed to returns. These gains were offset by losses from Palm Inc. and STEC Inc. STEC suffered from competitive concerns and near-term inventory overhang at EMC Corp. Sales of Palm’s products at Sprint failed to show material upside, and investors have concerns about the success of the company’s smartphones against competition from Android, iPhone, and Blackberry. In software, the Fund’s holdings in Salesforce.com Inc. contributed to performance. The company’s cloud computing products continue to gain market share and customer loyalty based on its proven business model consistency.

LOOKING FORWARD

A year ago investors feared the worst, with the U.S. economy on the edge of a debt-deflation led downturn. Bold fiscal and monetary intervention averted this scenario, asset prices recovered, and the economy returned to growth in the third quarter of 2009. As we enter a new year, forecasters are divided on the shape and durability of the rebound: will it be a “V,” “W,” or something else? While the pace of recovery is likely to remain uneven over the next few quarters, Essex believes the positives of inventory restocking, rising exports to developing countries, and unspent government stimulus funds outweigh the negative headwinds of deleveraging. Essex expects inflation to be subdued for some time, allowing the Federal Reserve to keep interest rate hikes on hold for most of 2010. This benign interest rate backdrop coupled with an abundance of cash looking for higher returns should continue to provide support to stock prices.

Following a nearly 65% rise from the market lows last March, equity investors face a number of crosscurrents in the year ahead. Unexpected economic setbacks, worries about the budget deficit, and the speed by which the U.S. monetary authorities retreat from their accommodative policies will likely test financial markets. More importantly, further advances in stocks will require increasing earnings, and the outlook remains encouraging. Essex believes corporate profits have the potential to surprise on the upside in 2010, as operating leverage in an expanding global economy could be significant. In an earnings driven market, sector and stock selection will become more important in achieving superior relative returns. Essex continues to focus its efforts on companies across a number of industries with accelerating revenues and strong financial management, which should result in sustained earnings growth over the next several years.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG Essex Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Russell 1000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers AMG

Managers AMG Essex Large Cap Growth Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

Essex Large Cap Growth Fund on December 31, 1999, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers AMG Essex Large Cap Growth Fund and the Russell 1000® Growth Index from December 31, 1999 through December 31, 2009.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

Managers AMG Essex Large Cap Growth Fund[2,3]	32.39%	(0.77)%	(7.31)%

Russell 1000® Growth Index	37.21%	1.63%	(3.99)%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor. The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Essex Large Cap Growth Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Managers AMG Essex Large Cap Growth Fund**	Russell 1000® Growth Index
Information Technology	31.0%	33.2%
Materials	16.3%	3.9%
Energy	13.2%	4.1%
Health Care	12.0%	15.9%
Industrials	8.3%	10.2%
Financials	6.7%	5.0%
Consumer Discretionary	6.0%	10.5%
Consumer Staples	4.5%	15.7%
Telecommunication Services	2.1%	0.6%
Utilities	0.0%	0.9%
Other Assets and Liabilities	(0.1)%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Google, Inc.*	4.6%
U.S. Steel Corp.	4.2
Apple, Inc.	3.3
Microsoft Corp.*	3.0
Anadarko Petroleum Corp.	2.8
FedEx Corp.	2.8
Cisco Systems, Inc.*	2.7
Goldman Sachs Group, Inc.*	2.4
Celgene Corp.	2.2
Walter Industries, Inc.	2.1

Top Ten as a Group	30.1%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers AMG Essex Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2009

	Shares		Value
Common Stocks - 100.1%
Consumer Discretionary - 6.0%
Harman International Industries, Inc.	4,669		$164,722
Kohl’s Corp.*	5,466		294,781
Omnicom Group, Inc.	3,810		149,162
TJX Cos., Inc., The	7,271		265,755
Total Consumer Discretionary			874,420
Consumer Staples - 4.5%
Costco Wholesale Corp.	3,704		219,166
PepsiCo, Inc.	4,901		297,980
Wal-Mart Stores, Inc.	2,646		141,429
Total Consumer Staples			658,575
Energy - 13.2%
Anadarko Petroleum Corp.	6,612		412,721
Halliburton Co.	9,735		292,926
Occidental Petroleum Corp.	1,813		147,488
Petrohawk Energy Corp.*	7,817		187,530
Range Resources Corp.	2,952		147,157
Southwestern Energy Co.*	6,064		292,285
Tenaris, S.A.	7,011	[2]	299,019
Weatherford International, Ltd.*	8,462		151,554
Total Energy			1,930,680
Financials - 6.7%
Ameriprise Financial, Inc.	5,530		214,675
Goldman Sachs Group, Inc.	2,112		356,590
IntercontinentalExchange, Inc.*	721		80,968
Morgan Stanley Co.	5,830		172,568
State Street Corp.	3,394		147,775
Total Financials			972,576
Health Care - 12.0%
Baxter International, Inc.	5,161		302,847
Celgene Corp.*	5,760		320,717
Genzyme Corp.*	3,518		172,417
Gilead Sciences, Inc.*	3,286		142,218
Human Genome Sciences, Inc.*	7,676		234,886
Medco Health Solutions, Inc.*	2,351		150,252
Teva Pharmaceutical Industries, Ltd.,
Sponsored ADR	4,112		231,012
Vertex Pharmaceuticals, Inc.*	4,710		201,824
Total Health Care			1,756,173
Industrials - 8.3%
Aecom Technology Corp.*	8,165		224,538
FedEx Corp.	4,826		402,730
Parker Hannifin Corp.	3,724		200,649
Quanta Services, Inc.*	7,881		164,240
United Technologies Corp.	3,179		220,654
Total Industrials			1,212,811
Information Technology - 31.0%
Apple, Inc.*	2,296		484,135
ASML Holding, N.V.	5,489		187,120
Cisco Systems, Inc.*	16,613		397,715
CommScope, Inc.*	7,385		195,924
EMC Corp.*	17,681		308,887
Google, Inc.*	1,091		676,398
Marvell Technology Group, Ltd.*	14,741		305,876
MEMC Electronic Materials, Inc.*	12,732		173,410
Microsoft Corp.	14,465		441,038
Motorola, Inc.	36,556		283,675
ON Semiconductor Corp.*	27,045		238,266
Paychex, Inc.	6,631		203,174
QUALCOMM, Inc.	4,812		222,603
Salesforce.com, Inc.*	3,012		222,195
Yahoo!, Inc.*	11,240		188,607
Total Information Technology			4,529,023
Materials - 16.3%
AK Steel Holding Corp.	13,673		291,919
Air Products & Chemicals, Inc.	1,749		141,774
Freeport McMoRan Copper & Gold, Inc., Class B*	2,567		206,104
Goldcorp, Inc.	7,684		302,289
Mosaic Co., The	3,843		229,542
Potash Corp. of Saskatchewan, Inc.	2,607		282,860
U.S. Steel Corp.	11,207		617,729
Walter Industries, Inc.	4,157		313,064
Total Materials			2,385,281
Telecommunication Services - 2.1%
NII Holdings, Inc., Class B*	9,151		307,291
Total Common Stocks (cost $12,042,850)			14,626,830
Short-Term Investments - 2.2%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	189,000		189,000
BNY Institutional Cash Reserves Fund, Series B*[3,8]	119,397		23,282
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	111,531		111,531
Total Short-Term Investments (cost $419,928)			323,813
Total Investments - 102.3% (cost $12,462,778)			14,950,643
Other Assets, less Liabilities - (2.3)%			(338,325)
Net Assets - 100.0%			$14,612,318

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Investment Manager’s Comments

The Managers International Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation. Income is the Fund’s secondary objective.

The Managers International Equity Fund ordinarily invests at least 80% of assets in equity securities, and at least 65% of assets in common and preferred stocks of companies domiciled outside the United States. The Fund intends to diversify investments among both countries and sectors. Investments may be made in companies in developed as well as developing countries. The Fund may also engage in currency-hedging strategies and may invest in companies of any size. The MSCI EAFE Index (the “Index”) is the benchmark for the Fund.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps the Fund tap the market’s full potential by focusing different analytical insights on each potential investment. Fund management strives to achieve its performance goals and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

AllianceBernstein L.P.’s Investment Research and Management (“AllianceBernstein”)

AllianceBernstein’s approach to investing is value-based and research-driven. The thesis of Bernstein’s investment philosophy is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events. They believe investors confuse temporary or cyclical characteristics with the creation of buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this disconnect by using research to separate fact from emotion.

The primary driver of AllianceBernstein’s performance is research-driven security selection. AllianceBernstein screens their initial universe with a proprietary return model in order to identify the companies with the most attractive value attributes. The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint, evaluating such factors as price-to-cash earnings, price-to-book, return on equity, and price momentum. The ideal company would exhibit strong fundamentals and have strong future business prospects.

Portfolio Construction

•	Initial investable universe is composed of all companies within the countries of the MSCI All Country World Index ex U.S. universe with a market capitalization greater than $750 million

•	Investment team screens this universe using a proprietary-return model to identify the companies with the most attractive value attributes

•	The model derives an expected return for each company in the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint

•	Factors include price-to-cash earnings, price-to-book, return on equity, and price momentum

•	Analysts perform extensive research, focusing on the most attractively valued stocks

•	They then build detailed spreadsheets of historical and projected balance-sheet and income-statement information in order to estimate:

•	Normalized earnings power

•	Cash flow and asset values for each company for the next five years

•	Perform simulations to see the potential impact of changes in various financial-statement component

•	Analysts present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group

•	The Committee challenges the analysts’ assumptions and conclusions to ensure they are sound

The Portfolio

•	Typically holds 30-85 stocks

•	Initial stock weightings are 0.5% - 3.5%

•	Maximum 8%

Lazard Asset Management, LLC (“Lazard”)

Portfolio Manager William (Willy) Holzer believes that there is a single global economy and marketplace within which everything is connected. Within this single market it is important to distinguish between three types of companies: domestic companies are those that produce, sell, and raise capital all in their home country; international companies are those that produce at home, but sell their products and raise capital anywhere in the world; and global companies are those that produce, sell, and raise capital anywhere in the world. Holzer will invest in any of these types of companies

Managers International Equity Fund

Investment Manager’s Comments (continued)

in order to capitalize on a theme. However, he prefers global companies, which generally have the flexibility and resources to exploit global trends.

Willy Holzer can be described as a “top-down” thematic investor whose themes are based on bottom-up observations and company analysis. He views the world as a single global economic unit as opposed to a collection of separate country economies. Willy focuses his efforts by first analyzing the connections within the global economy and from this analysis develops global investment themes. These themes target the segments of the global economy that he believes are most likely to provide attractive long-term investment returns and that also represent an asymmetric investment opportunity in the investor’s favor.

Portfolio Construction

•	Portfolio Manager leverages stock ideas and research from top-down themes based on bottom-up observations and company analysis

•	Portfolio is constructed around approximately ten investment themes to diversify opportunity sets and provide risk benefits

•	Portfolio heavily weights large-capitalization, multi-national companies

•	Concentrated in the developed markets

•	May have operations or distribution in the emerging markets

The Portfolio

•	Portfolio typically holds 90 to 110 stocks

•	Initial stock weightings are 1.0% to 1.5%

•	Maximum 3%

•	Relatively low turnover in the 30% to 40% annual range

Martin Currie Inc. (“Martin Currie”)

Martin Currie, based in Edinburgh, Scotland, is a 128 year old firm. It specializes in developed market ex-U.S. mandates and currently manages $16.3 billion for a global client-base of pension funds, family offices, multi-managers, banks, public funds, foundations, sub-advisory clients and wrap programs. Willie Watt, the firm’s Chief Executive Officer, joined the firm in 2000 and was at the forefront of evolving Martin Currie from a firm that focused on adding value via a top-down investment process to its current process which uses bottom-up stock selection analysis as its primary portfolio management focus.

James Fairweather, Chief Investment Officer, heads the international equity investment team which has four members who have 71 years of total investment experience. The team is supported in their efforts by an experienced 14 person global sector analyst staff with no member having less than 8 years of total investment experience. In addition, regional teams also support the stock selection process by contributing insights and ideas on companies within their specific geographic coverage area. Finally, a separate risk management team helps support the portfolio construction.

Portfolio Construction

•	Focused on identifying companies at the earlier stages of change with the thought that the market usually underestimates the amount by which change will take place

•	Team uses a fully integrated global approach to stock selection and use a high level of communication across regions to build a truly global portfolio

•	Focus on speaking a common language when doing all stock level research with the emphasis on quality, value, growth, and change

•	Risk is managed at every level of the investment process including when conducting stock selection and when constructing the portfolio

The Portfolio

•	Portfolio typically holds 45 to 80 stocks

•	Holdings tend to have low cross-stock correlations

•	Holdings tend to have low sensitivity to macro factors

•	Forecasted tracking error 4% to 6% relative to MSCI EAFE Index

THE YEAR IN REVIEW

For the year 2009, the Fund returned 31.68% versus 31.78% for the Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. Dollars).

Non-U.S. equity markets delivered strong returns in 2009, led by huge returns in emerging markets which returned 79%. After a tumultuous 2008, the coordinated fiscal and monetary efforts of global governments and central banks in 2009 resulted in increased liquidity throughout the year and served to thaw previously frozen credit markets. At the sector level, more cyclically oriented issues led the surge in performance as during the initial rebound investors’ favored higher beta, lower- quality stocks on speculation that the worst of the economic downturn was behind us. By the fourth quarter, however, the low-quality portion of the rally began to slow as investors became more selective and looked to companies with higher-quality balance sheets and sustainable business models.

Managers International Equity Fund

Investment Manager’s Comments (continued)

For the year 2009, positive results within the Fund were primarily driven by non-benchmark exposure in emerging markets. Each of the subadvisors within the Fund opportunistically invested in these developing markets and this paid off in 2009 as emerging markets appreciated more significantly than developed markets. Stock selection was mixed for the Fund throughout the year as solid performance within the Fund’s financial holdings was offset by weakness within the industrials sector. At the subadvisor level, AllianceBernstein was the Fund’s best performer driven by solid stock selection. AllianceBernstein’s strong stock selection was most evident in its financials holdings and within its technology and energy positions. AllianceBernstein diversified its risk within the financials sector in 2009 by adding to the number of holdings within this sector to minimize potential idiosyncratic stock risk and this strategy worked well as the sector enjoyed a large rebound. Lazard, the Fund’s best performer in 2008, modestly underperformed in 2009. Lazard largely maintained the same mix of themes they had identified at the start of 2008 and avoided any major portfolio changes. The best performing theme was related to opportunities in the emerging markets and, more specifically, related to opportunities in China and India where companies whose fortunes are tied to growth in infrastructure performed very well. On the downside, Lazard’s “Antimatter” theme which focuses on finding investment opportunities within Japan and taking advantage of positive political and economic change, detracted value as the Japanese equity market failed to keep pace with the broader global recovery in equities. Lazard remains committed to this theme and finds encouragement in the political changes that Japan experienced in 2009 as well as the valuations of its Japanese holdings. Finally, Martin Currie joined the Fund as a growth subadvisor in early 2009 and underperformed the benchmark for the portion of the year it was included in the Portfolio. Martin Currie’s underperformance was due, in part, to the weakness of growth investing in general for international equity managers in 2009 as well as due to its higher quality bias which left a good portion of Martin Currie’s holdings with solid positive performance that, nevertheless, trailed the broader international equity universe.

LOOKING FORWARD

As we enter into 2010, investors will be looking to find companies with sustainable earnings models now that the worst part of the recession appears behind us. Improved earnings are already being achieved by many international companies, although more often than not as a result of cost-cutting measures, not top-line growth. Regardless, the Fund’s subadvisors expect an improved macroeconomic environment going forward and suspect that the low-quality rally that dominated returns over the course of the last several quarters to come to an end. Our subadvisors anticipate increased stock selection opportunities as stock dispersion expands and the market sorts out who is better positioned as we enter a period of expected lower nominal GDP growth.

Overall, the Fund is positioned conservatively as our subadvisors remain cautious but optimistic about the opportunities that lie ahead. Developed equity markets look to face a headwind from continued deleveraging and tougher lending policies, fiscal tightening, and a potentially muted recovery in capital expenditures and jobs in 2010. If this scenario plays out, an above average premium will be paid for companies able to offer superior growth. Our subadvisors are finding opportunity in several areas of the market including exposure to emerging markets (either directly or through exposure to developed market companies with an emerging market client base). On a sector level, the Fund continues to maintain its largest weighting to the recovering financials sector and maintains an overweight to the information technology sector. Meanwhile, the Fund continues to maintain an underweight to the consumer areas of the market and will likely continue to do so, for the time being, as consumers take time to improve their personal balance sheets and pay down debt.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers International Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index is composed of all the publicly traded stocks in developed non-U.S. Markets. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers International Equity Fund on December 31, 1999, to a $10,000 investment made

Managers International Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

in the MSCI EAFE for the same time period. The table is not intended to imply any future performance of the Fund. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers International Equity Fund and the MSCI EAFE from December 31, 1999 through December 31, 2009.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

Managers International Equity Fund[2,3,4]	31.68%	2.60%	0.19%

MSCI EAFE Index	31.78%	3.54%	1.17%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses an based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/ or absorbed Fund expenses, which has resulted in higher returns.
[3]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers International Equity Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Managers International Equity Fund**	MSCI EAFE Index
Financials	27.7%	25.5%
Industrials	10.9%	11.2%
Materials	9.0%	10.4%
Health Care	8.6%	8.4%
Energy	8.4%	8.3%
Information Technology	7.9%	4.7%
Consumer Staples	7.2%	10.1%
Consumer Discretionary	7.0%	9.7%
Telecommunication Services	5.1%	5.8%
Utilities	3.7%	5.9%
Other Equities	0.7%	0.0%
Other Assets and Liabilities	3.8%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Sanofi-Aventis SA*	2.2%
Banco Santander Central Hispano, S.A.	1.9
Vodafone Group PLC*	1.7
BP PLC*	1.7
E.ON AG*	1.7
GlaxoSmithKline PLC*	1.6
Societe Generale*	1.6
Roche Holding AG	1.4
Mitsui Fudosan Co., Ltd.	1.4
Royal Dutch Shell PLC, Class A	1.3

Top Ten as a Group	16.5%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers International Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers International Equity Fund*	MSCI EAFE Index
Australia	0.9%	8.4%
Austria	0.4%	0.3%
Belgium	0.0%	1.0%
Bermuda	0.0%	0.4%
Brazil	3.1%	0.0%
Canada	3.7%	0.0%
Cayman Islands	0.5%	0.1%
China	2.4%	0.0%
Denmark	0.9%	0.9%
Finland	0.8%	1.1%
France	11.1%	10.5%
Germany	9.4%	8.0%
Greece	0.0%	0.5%
Hong Kong	4.3%	1.9%
India	0.5%	0.0%
Ireland	0.0%	0.3%
Israel	0.6%	0.0%
Italy	2.3%	3.4%
Japan	12.7%	20.7%
Jersey, Channel Islands	0.0%	0.4%
Luxembourg	0.5%	0.6%
Netherlands	5.3%	2.9%
New Zealand	0.0%	0.1%
Norway	1.1%	0.7%
Portugal	0.6%	0.3%
Russia	1.1%	0.0%
Singapore	1.1%	1.4%
South Africa	0.7%	0.0%
South Korea	2.5%	0.0%
Spain	2.4%	4.6%
Supranational & Other	0.0%	0.1%
Sweden	0.4%	2.5%
Switzerland	7.3%	7.6%
Taiwan	2.4%	0.0%
Turkey	0.4%	0.0%
United Kingdom	16.4%	21.2%
United States	4.2%	0.1%

	100.0%	100.0%

*	As a percentage of total market value on December 31, 2009.

Managers International Equity Fund

Schedule of Portfolio Investments

December 31, 2009

	Shares		Value
Common Stocks - 95.5%
Consumer Discretionary - 7.0%
Bayerische Motoren Werke AG (Germany)	14,400		$655,520
Bridgestone Corp. (Japan)	32,000		564,474
Cyrela Brazil Realty, S.A. (Brazil)	37,800		531,936
Esprit Holdings Limited (Hong Kong)	35,147		233,191
Lagardere (France)	11,700		473,681
Marks & Spencer Group PLC (United Kingdom)	52,800		341,138
Matsushita Electric Industrial Co., Ltd. (Japan)	39,300		565,779
New World Department Store China, Ltd. (China)	53,000		48,376
Nikon Corp. (Japan)	36,000		710,873
Nissan Motor Co., Ltd. (Japan)*	80,700		709,185
Parkson Retail Group, Ltd. (China)	78,500		138,137
Pearson PLC (United Kingdom)	63,815		914,976
Persimmon PLC (United Kingdom)*	73,517		555,914
Toyota Motor Corp. (Japan)	28,800		1,214,235
Vivendi Universal SA (France)	33,820		1,003,767
Wolters Kluwer, N.V. (Netherlands)	1,837		40,175
WPP PLC (United Kingdom)	17,000		166,265
Total Consumer Discretionary			8,867,622
Consumer Staples - 7.2%
Associated British Foods PLC (United Kingdom)	14,100		186,928
British American Tobacco PLC (United Kingdom)	13,671		443,805
Cadbury PLC (United Kingdom)	17,179		220,880
Carlsberg A/S, Class B (Denmark)	12,407		913,337
Casino Guichard-Perrachon SA (France)	5,000		445,475
Diageo PLC (United Kingdom)	29,766		519,300
Groupe Danone SA (France)	4,452		272,916
Heineken N.V. (Netherlands)	17,977		853,431
Koninklijke Ahold, N.V. (Netherlands)	89,542		1,186,315
Metro AG (Germany)	10,348		631,981
Nestle SA, Registered (Switzerland)	5,333		258,830
Seven & i Holdings Co., Ltd. (Japan)	20,600		420,620
Uni-President Enterprises Corp. (Taiwan)	209,098		257,802
Unilever PLC (United Kingdom)	18,700		599,434
Unilever N.V. (Netherlands)	34,781		1,132,009
William Morrison Supermarkets PLC (United Kingdom)	182,054		812,257
Total Consumer Staples			9,155,320
Energy - 8.4%
BP PLC (United Kingdom)	223,240		2,155,641
Canadian Natural Resources, Ltd. (Canada)	8,700		632,213
Cenovus Energy, Inc. (Canada)	11,468		290,579
China Shenhua Energy Co., Ltd. (China)	179,500		871,348
EnCana Corp. (Canada)	10,968		357,717
INPEX Corp. (Japan)	78		589,766
LUKOIL Holdings, ADR (Russia)	16,400	[2]	924,960
Nexen, Inc. (Canada)	21,246		512,334
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	10,300		491,104
Petroplus Holdings AG (Switzerland)*	29,280		535,675
Rosneft Oil, GDR (Russia)	53,550		457,047
Royal Dutch Shell PLC, Class A (Netherlands)	53,900		1,624,113
StatoilHydro ASA (Norway)	35,600		887,851
Suncor Energy, Inc. (Canada)	9,684		344,544
Total Energy			10,674,892
Financials - 27.7%
Allianz SE (Germany)	8,700		1,078,451
Aviva PLC (United Kingdom)	32,243		205,102
Banco do Brasil, S.A. (Brazil)	45,800		781,310
Banco Santander, S.A. (Brazil)	34,600		474,980
Banco Santander Central Hispano, S.A. (Spain)	145,829		2,409,774
Bank of China, Ltd., Class H (China)	1,489,000		800,176
Bank of East Asia, Ltd. (Hong Kong)	57,390	[2]	225,460
Bank of Yokohama, Ltd., The (Japan)	114,000		519,779
Barclays PLC (United Kingdom)*	255,809		1,127,210
BNP Paribas SA (France)	14,410		1,142,972
CapitaLand, Ltd. (Singapore)	198,500		588,862
CapitaMalls Asia, Ltd. (Singapore)*	130,000		235,043
Cathay Financial Holding Co., Ltd. (Taiwan)*	184,300		343,123
China Life Insurance Co., Ltd. (China)	170,000		831,857
China Minsheng Banking Corp., Ltd. (China)*	78,500		88,286
China Overseas Land & Investment, Ltd. (Hong Kong)	537,360	[2]	1,125,923
Chinatrust Financial Holding Co., Ltd. (Taiwan)	378,917		235,559
Credit Agricole SA (France)	43,569		764,629
Credit Suisse Group AG (Switzerland)	14,524		719,539
Daiwa House Industry Co., Ltd. (Japan)	32,000		344,087
Daiwa Securities Group, Inc. (Japan)	36,000		181,175

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 27.7% (continued)
Danske Bank A/S (United States)*	9,700		$217,759
DBS Group Holdings, Ltd. (Singapore)	54,500		592,468
Deutsche Bank AG (Germany)	16,300		1,152,572
Deutsche Boerse AG (Germany)	4,022		333,060
Hang Lung Group, Ltd. (Hong Kong)	18,900		93,470
Hang Lung Properties, Ltd. (Hong Kong)	41,000		160,734
HDFC Bank, Ltd. (India)	13,795		502,654
Henderson Land Development Co., Ltd. (Hong Kong)	67,000		500,673
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	56,400		1,003,491
HSBC Holdings PLC (United Kingdom)	136,748		1,560,065
Industrial and Commercial Bank of China, Ltd., Class H (China)	341,000	[2]	280,835
Itau Unibanco Banco Holding S.A. (Brazil)	21,964		488,101
KB Financial Group, Inc. (South Korea)*	12,125		617,408
Klepierre (France)	5,400		218,782
Mitsubishi Estate Co., Ltd. (Japan)	23,000		367,215
Mitsubishi Tokyo Financial Group, Inc. (Japan)	37,800		186,195
Mitsui Fudosan Co., Ltd. (Japan)	103,000		1,741,547
National Australia Bank, Ltd. (Australia)	18,400		449,034
Nomura Holdings, Inc. (Japan)	123,100		915,455
Old Mutual PLC (United Kingdom)*	291,700		510,823
Prudential Corp. PLC (United Kingdom)	46,676		477,787
Societe Generale (France)	28,475		1,978,441
Standard Bank Group, Ltd. (South Africa)	11,600		159,328
Standard Chartered PLC (United Kingdom)	21,998		555,358
Storebrand ASA (Norway)*	64,996		442,344
Sumitomo Mitsui Financial Group, Inc. (Japan)	9,200		263,998
Sumitomo Realty & Development Co., Ltd. (Japan)	20,000		377,550
Sun Hung Kai Properties, Ltd. (Hong Kong)	93,000		1,382,828
T&D Holdings, Inc. (Japan)	10,500		215,936
Turkiye Garanti Bankasi A.S. (Turkey)	103,200		439,623
Unibail (France)	2,000		439,359
UniCredito Italiano SpA (Italy)*	372,761		1,246,422
Zurich Financial Services AG (Switzerland)	4,941		1,080,220
Total Financials			35,174,832
Health Care - 8.6%
Actelion, Ltd. (Switzerland)*	10,081		538,430
AstraZeneca PLC (United Kingdom)	11,700		549,867
Bayer AG (Germany)	16,400		1,312,385
GlaxoSmithKline PLC (United Kingdom)	98,284		2,084,196
Lonza Group AG (Switzerland)	3,122		219,973
Novartis AG (Switzerland)	22,858		1,248,258
Roche Holding AG (Switzerland)	10,611		1,814,618
Sanofi-Aventis SA (France)	34,895		2,744,240
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Israel)	7,100		398,878
Total Health Care			10,910,845
Industrials - 10.9%
ABB, Ltd. (Switzerland)*	49,291		949,804
ABB, Ltd., ADR (Switzerland)*	39,030		750,928
Adecco SA (Switzerland)	5,700		314,440
Alstom SA (France)	8,013		560,396
Babcock International Group PLC (United Kingdom)	50,247		482,027
BAE Systems PLC (United Kingdom)	10,700		61,928
Cie de Saint-Gobain (France)	22,842		1,239,093
Deutsche Post AG (Germany)	52,050		1,005,959
FANUC, Ltd. (Japan)	5,700		531,252
Far Eastern Textile Co., Ltd. (Taiwan)	211,784		264,811
HOCHTIEF AG (Germany)	5,400		411,841
JGC Corp. (Japan)	36,000		663,396
Kajima Corp. (Japan)	60,000		121,401
MAN AG (Germany)	8,312		644,946
Mitsubishi Corp. (Japan)	25,700		640,151
Mitsubishi Heavy Inds., Ltd. (Japan)	107,000	[2]	377,385
Randstad Holding, N.V. (Netherlands)*	15,800		786,165
Rolls-Royce Group PLC (United Kingdom)	64,300		500,730
Rolls-Royce Group PLC, C Shares (United Kingdom)	3,858,000		6,231
Shimizu Corp. (Japan)	44,000		158,040
Siemens AG (Germany)	17,683		1,622,783
Tostem Inax Holding Corp. (Japan)	15,000		258,222
Vestas Wind Systems A/S (Denmark)*	4,070		247,793
Wienerberger AG (Austria)*	26,470		480,364
Wolseley PLC (United Kingdom)*	22,400		448,377
Yamato Transport Co., Ltd. (Japan)	19,700		274,225
Total Industrials			13,802,688
Information Technology - 7.9%
ASML Holding, N.V. (Netherlands)	24,214		826,709
AU Optronics Corp., Sponsored ADR (Taiwan)	46,453		556,971
Autonomy Corporation PLC (United Kingdom)*	34,542		838,831
Cia Brasileira de Meios de Pagamentos (Brazil)	19,100		168,291
Ericsson (LM), Class B (Sweden)	54,370		500,533

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 7.9% (continued)
Gemalto NV (France)*	14,784	[2]	$643,167
Hynix Semiconductor, Inc. (South Korea)*	43,500		865,051
Murata Manufacturing Co., Ltd. (Japan)	8,200		409,239
NetEase.com, Inc., ADR (Cayman Islands)*	16,500	[2]	620,565
Nokia Oyj (Finland)	79,400		1,026,640
Redecard, S.A. (Brazil)	19,500		324,813
Samsung Electronics Co., Ltd. (South Korea)	1,370		939,450
Samsung Electronics Co., Ltd., GDR, (South
Korea) (a)*	2,251		772,258
Taiwan Semiconductor Manufacturing Co.,
Ltd., Sponsored ADR (Taiwan)	88,220		1,009,237
Toshiba Corp. (Japan)*	92,000		510,499
Total Information Technology			10,012,254
Materials - 9.0%
Air Liquide SA (France)	4,938		587,265
ArcelorMittal (Luxembourg)	13,548		619,250
Barrick Gold Corp. (Canada)	25,086		994,469
BASF SE (Germany)	7,300		451,802
Gold Fields, Ltd. (South Africa)	31,763		417,107
Goldcorp, Inc. (Canada)	19,600		774,929
Impala Platinum Holdings, Ltd. (South Africa)	9,400		256,620
Incitec Pivot, Ltd. (Australia)	229,237		725,103
Israel Chemicals, Ltd. (Israel)	29,500		387,367
Kinross Gold Corp. (Canada)	15,900	[2]	292,560
Koninklijke DSM, N.V. (Netherlands)	5,400		265,321
Rio Tinto PLC (United Kingdom)	22,550		1,217,626
Shin-Etsu Chemical Co., Ltd. (Japan)	15,600		880,750
Svenska Cellulosa AB (SCA) (Sweden)	1,700		22,666
Syngenta AG (Switzerland)	2,871		810,793
Taiwan Fertilizer Co., Ltd. (Taiwan)	106,000		377,434
Toray Industries, Inc. (Japan)	84,700		460,821
Vale, S.A., Sponsored ADR (Brazil)	27,000		670,140
Xstrata PLC (United Kingdom)*	40,510		722,538
Yamana Gold, Inc. (Canada)	42,159		483,729
Total Materials			11,418,290
Telecommunication Services - 5.1%
Bharti Tele-Ventures, Ltd. (India)	24,314		171,797
France Telecom SA (France)	39,779		994,008
Nippon Telegraph & Telephone Corp. (Japan)	24,700		975,726
Portugal Telecom SGPS SA (Portugal)	67,026		817,857
Telecom Italia S.p.A. (Italy)	506,800		790,580
Telecom Italia S.p.A. RSP (Italy)	464,100		515,470
Vodafone Group PLC (United Kingdom)	937,796		2,171,662
Total Telecommunication Services			6,437,100
Utilities - 3.7%
E.ON AG (Germany)	50,795		2,132,071
Electricite de France SA (France)	9,800		582,446
Enel S.p.A. (Italy)	52,300		302,785
Hong Kong and China Gas Co., Ltd., The (Hong Kong)	307,670		771,683
Iberdrola Renovables SAU (Spain)	119,310		568,153
National Grid PLC (United Kingdom)	30,290		330,612
Total Utilities			4,687,750
Total Common Stocks (cost $106,442,031)			121,141,593
Other Equities - 0.7%
Hirco PLC (South Africa)*	11,900		28,659
SPDR Gold Shares (United States)*	8,200		879,942
Total Other Equities (cost $749,429)			908,601
Short-Term Investments - 5.9%[1]
BNY Institutional Cash Reserves Fund,
Series A, 0.05%[3]	3,764,000		3,764,000
BNY Institutional Cash Reserves Fund, Series B*[3,8]	104,356		20,349
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	3,694,060		3,694,060
Total Short-Term Investments (cost $7,562,416)			7,478,409
Total Investments - 102.1% (cost $114,753,876)			129,528,603
Other Assets, less Liabilities - (2.1)%			(2,733,294)
Net Assets - 100.0%			$126,795,309

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Investment Manager’s Comments

The Managers Emerging Markets Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation.

The Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries included in the MSCI Emerging Markets (“MSCI EM”) Index, mostly countries in Africa, Asia, Latin America, and the Middle East. The Fund may invest in companies of any size. The MSCI EM Index is the benchmark for the Fund.

THE PORTFOLIO MANAGERS

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps the Fund to tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Rexiter Capital Management Limited

The investment team at Rexiter Capital Management Limited (“Rexiter”) believes emerging markets are less efficient than developed markets, and an actively managed portfolio, with respect to both country weightings and stock selection, can add value over a market capitalization-weighted index without materially affecting risk. Rexiter’s approach is active in terms of both asset allocation and stock selection. Investment decisions are based on fundamental analysis of countries and stocks. Portfolio management is controlled by a disciplined process that seeks to add to returns through the exploitation of market inefficiency, while constraining risk.

Schroder Investment Management Limited

Schroder Investment Management Limited (“Schroders”) believes that emerging stock markets are inefficient and provide strong potential for adding value through active fund management. This value can be extracted through both country and stock selection. Schroders uses a time-tested quantitative model to aid in their country selection process, and seeks to add value equally over time from both country and stock selection. Schroders further believes that applying a systematic, disciplined approach along, with a strong team culture increases the ability to add value. Schroders believes that equal attention should be given to managing both return and risk.

THE YEAR IN REVIEW

The Fund returned 67.94% in 2009, trailing the return of 78.51% for its benchmark, the MSCI EM Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. Dollars.) Despite and the year’s slow start and continuing the decline of 2008, emerging markets rallied sharply after bottoming in March to finish 2009 significantly higher. Liquidity and increased appetite for risk were the key themes driving the markets. With the U.S. and other developed countries undertaking massive government stimulus programs and with global interest rates hovering around zero, capital flows sought out riskier, higher-yielding assets, and emerging markets were a clear beneficiary. After a record $49.5 billion flowed out of emerging market equities during 2008, nearly double that amount ($81 billion) 3 owed back into the asset class during 2009.

While we are pleased with the strong absolute performance during the year, the Fund was not able to keep pace with the rapid advance of the benchmark during the calendar year. Much of the underperformance was concentrated during the first quarter of the year, prior to the markets’ recovery. The Fund was early in positioning for the eventual recovery, which weighed on first quarter performance. As the markets raced forward, simple compounding caused that initial performance gap to widen. For the full year, stock selection within India and South Africa were the largest detractors from relative performance. On the other hand, the Fund benefited from an overweight position in Russia, an underweight to Mexico, and strong stock selection within Brazil.

LOOKING FORWARD

The pick-up in economic indicators has generated a sharp improvement in investor sentiment and produced a strong recovery in markets, which although losing momentum somewhat, seems to be well supported. Although a modest tightening in some emerging countries is underway, liquidity in the developed world is likely to remain abundant. Moreover, earnings momentum is improving. Furthermore, emerging markets earnings growth is expected to be stronger than in the developed markets at 25-30% over the next 12 months and valuations still appear to be reasonable. Following strong returns in 2009 during which period the MSCI EM Index gained 78.5% in USD terms, one of the key risks for emerging markets in the near term is stronger than expected U.S. growth. The probability of much stronger U.S. growth in the near term and a strengthening U.S. Dollar appears to be increasing. This would be negative for emerging markets, as higher interest rates in the west could attract flows away from emerging markets — although exporters could benefit. A global recovery appears to be well underway. In particular, growth in the U.S. appears to be gaining momentum. U.S. activity seems to be well supported with loose monetary conditions that are likely to continue for a while longer; thus there is a risk that U.S. growth will be stronger than expected.

Against this background of recovering OECD (Organization for Economic Cooperation and Development) growth and accommodative central bank policy, we would expect that emerging markets would maintain their historic premium growth trend. The recovery in the emerging world has been very strong. The bulk of growth in the emerging world is driven by domestic demand, but if developed growth does recover more quickly than expected, then clearly their export sectors will benefit. Although the medium- to longer-term outlook for emerging markets remains positive, and a degree of profit taking in the near term is quite possible, particularly if stronger than expected U.S. growth leads to a stronger U.S. Dollar.

On an organizational note, the Fund’s Board of Trustees approved the addition of Schroders as a subadvisor to the Fund during the period. This change was made with the goal of improving the consistency of the Fund’s performance over time. While Rexiter’s investment process seeks to add value primarily through bottom-up stock selection, Schroders’ process looks for excess return opportunities equally from both stock selection and top-down country allocation decisions. The performance patterns of these two subadvisors have been complementary over time, and we believe their combination will translate into more consistent performance results, leaving the Fund less susceptible to periods where its style is “out of favor” in the markets.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Emerging Markets Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI EM Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The

Managers Emerging Markets Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

MSCI EM Index consists of the following 22 emerging markets country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Unlike the Fund, the MSCI EM Index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in Managers Emerging Markets Equity Fund on December 31, 1999, to a $10,000 investment made in the MSCI EM for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Manager Emerging Markets Equity Fund and the MSCI EM Index (Net) from December 31, 1999 through December 31, 2009.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

Managers Emerging Markets Equity Fund2,3.4	67.94%	11.80%	8.61%

MSCI EM Index (Net)[5]	78.51%	15.51%	9.78%

MSCI EM Index (Gross)[6]	79.02%	15.88%	10.11%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[5]

MSCI EM (Net) approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

[6]

MSCI EM (Gross) approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Emerging Markets Equity Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Managers Emerging Markets Equity Fund**	MSCI EM Index
Financials	26.2%	24.3%
Energy	16.7%	14.7%
Materials	15.3%	14.9%
Information Technology	12.7%	13.5%
Consumer Discretionary	8.9%	5.8%
Telecommunication Services	7.5%	8.6%
Industrials	6.0%	6.7%
Consumer Staples	3.2%	5.6%
Utilities	2.0%	3.7%
Health Care	1.0%	2.2%
Other Assets and Liabilities	0.5%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Samsung Electronics Co., Ltd.*	2.6%
OAO Gazprom, ADR*	2.3
POSCO	2.1
China Construction Bank Corp.*	1.8
Hon Hai Precision Industry Co., Ltd.*	1.7
CNOOC, Ltd.*	1.7
Vale, S.A. Sponsored ADR	1.6
Bank of China, Ltd., Class H*	1.5
Itau Unibanco Banco Holding S.A., ADR	1.5
Petroleo Brasileiro, S.A., Sponsored ADR	1.4

Top Ten as a Group	18.2%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Emerging Markets Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers Emerging Markets Equity Fund*	MSCI EM Index
Bermuda	0.3%	0.5%
Brazil	14.0%	16.9%
Cayman Islands	0.0%	2.5%
Chile	0.0%	1.4%
China	11.5%	10.3%
Colombia	0.0%	0.7%
Czech Republic	0.3%	0.4%
Egypt	0.3%	0.5%
Hong Kong	6.6%	4.5%
Hungary	1.2%	0.6%
India	7.6%	7.5%
Indonesia	2.2%	1.9%
Israel	2.1%	2.6%
Luxembourg	1.5%	0.0%
Malaysia	1.5%	2.6%
Mexico	3.2%	4.3%
Morocco	0.0%	0.2%
Pakistan	0.4%	0.0%
Panama	0.5%	0.0%
Philippines	0.6%	0.4%
Poland	0.2%	1.3%
Russia	9.2%	5.7%
South Africa	5.0%	6.9%
South Korea	15.0%	12.7%
Taiwan	8.5%	11.4%
Thailand	3.4%	1.3%
Turkey	3.5%	1.5%
United Kingdom	0.8%	0.0%
United States	0.6%	1.4%

	100.0%	100.0%

*	As a percentage of total market value on December 31, 2009.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2009

	Shares		Value
Common Stocks - 99.5%
Consumer Discretionary - 8.9%
B2W Cia Global do Varejo (Brazil)	4,717		$129,508
Belle International Holdings, Ltd. (Hong Kong)	552,000		639,476
Ctrip.com International, Ltd. (China)*	7,600		546,136
Cyfrowy Polsat SA (Poland)*	38,494		182,437
Desarrolladora Homex, S.A.B. de C.V. (Mexico)*	13,378	[2]	449,768
Far Eastern Department Stores, Ltd. (Taiwan)	5,180		5,941
Genting Malaysia Berhad (Malaysia)	103,300		220,182
Golden Eagle Retail Group, Ltd. (China)	156,000		316,431
Grupo Televisa SA (Mexico)	27,900		579,204
Hero Honda Motors, Ltd. (India)	18,337		674,450
Hyundai Department Store Co., Ltd. (South Korea)	2,847		274,769
Hyundai Motor Co., Ltd. (South Korea)	7,426		768,677
JD Group, Ltd. (South Africa)	52,917		351,696
LG Electronics, Inc. (South Korea)	7,182		748,712
Lojas Renner, S.A. (Brazil)	23,100		521,442
Maruti Udyog, Ltd. (India)	4,578		152,703
MegaStudy Co., Ltd. (South Korea)	1,575		323,767
Naspers, Ltd. (South Africa)	11,086		448,652
Parkson Retail Group, Ltd. (China)	75,500		132,858
PDG Realty SA Empreendimentos e Participacoes (Brazil)	23,200		231,200
Urbi Desarrollos Urbanos, SA de CV (Mexico)*	122,930		277,208
Zee Entertainment Enterprises, Ltd. (India)	104,138		570,846
Total Consumer Discretionary			8,546,063
Consumer Staples - 3.2%
Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey)	25,711		287,164
BRF - Brasil Foods SA (Brazil)	14,960		389,854
China Mengniu Dairy Co., Ltd. (Hong Kong)*	112,000		398,139
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil)	5,332		400,540
Hengan International Group Co. (Hong Kong)	31,000		229,532
Kuala Lumpur Kepong Berhad (Malaysia)	89,600		430,857
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Indonesia)	155,000		136,507
Shinsegae Co., Ltd. (South Korea)	1,235		570,431
Uni-President Enterprises Corp. (Taiwan)	206,348		254,412
Total Consumer Staples			3,097,436
Energy - 16.7%
Cairn India, Ltd. (India)*	37,427		225,743
China Coal Energy Co., Ltd. (China)	210,000		381,060
China Shenhua Energy Co., Ltd. (China)	174,500		847,077
CNOOC, Ltd. (Hong Kong)	1,030,790		1,605,912
Integra Group Holdings, GDR (Russia)*	45,105		132,580
LUKOIL Holdings, ADR (Russia)	19,035		1,073,574
MOL Magyar Olaj-es Gazipari NyRt. (Hungary)*	1,976		178,109
NovaTek OAO, Sponsored GDR (Russia)	1,950		127,376
OAO Gazprom, ADR (Russia)	87,242		2,203,048
OAO Rosneft Oil Co., GDR (Russia) (a)*	62,218		523,876
OGX Petroleo e Gas Participacoes, S.A. (Brazil)	115,600		1,135,416
Oil & Gas Development Co., Ltd. (Pakistan)	314,628		412,701
PetroChina Co., Ltd. (China)	218,000		259,169
Petroleo Brasileiro, S.A., ADR (Brazil)	29,788		1,262,713
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	27,960		1,333,133
PTT PLC, NVDR (Thailand)	55,500		409,726
Reliance Industries, Ltd. (India)	28,866		674,478

Rosneft Oil, GDR (Russia)	60,700		518,072
Sasol, Ltd. (South Africa)	15,373		616,058
SK Energy Co., Ltd. (South Korea)	2,166		217,616
Tenaris, S.A. (Luxembourg)	17,400	[2]	742,110
Tupras Turkiye Petrol Rafine (Turkey)	54,671		1,084,728
Ultrapar Participacoes, S.A. (Brazil)	1,673		76,981
Total Energy			16,041,256
Financials - 26.2%
ABSA Group, Ltd. (South Africa)	27,319		473,779
Banco Bradesco, S.A. (Brazil)	25,343		554,251
Bangkok Bank PCL (Thailand)	157,800		552,419
Bank Hapoalim, Ltd. (Israel)*	56,515		245,824
Bank of China, Ltd., Class H (China)	2,636,000		1,416,564
Bank of India (India)	54,589		449,476
BM&F BOVESPA, S.A. (Brazil)	39,500		277,929
Bumiputra-Commerce Holdings Berhad (Malaysia)	162,700		608,839
Cathay Financial Holding Co., Ltd. (Taiwan)*	204,000		379,800
China Construction Bank Corp. (China)	2,081,000		1,777,478
China Life Insurance Co., Ltd. (China)	149,000		729,098
China Overseas Land & Investment, Ltd. (Hong Kong)	210,000	[2]	440,010
China Pacific Insurance (Group) Co., Ltd. (China)*	41,400		164,993
Chinatrust Financial Holding Co., Ltd. (Taiwan)	1,067,326		663,518

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 26.2% (continued)
Commercial International Bank (Egypt)	15,466		$153,693
Daegu Bank, Ltd., The (South Korea)	20,020		294,529
Franshion Properties China, Ltd. (Hong Kong)	1,056,000		369,545
Grupo Financiero Banorte, S.A.B. de C.V. (Mexico)	130,800		471,728
Hana Financial Group, Inc. (South Korea)	14,690		415,203
HDFC Bank, Ltd. (India)	11,504		419,176
Housing Development Finance Corp., Ltd. (India)	3,479		199,051
ICICI Bank, Ltd. (India)	18,227		341,570
Industrial and Commercial Bank of China, Ltd., Class H (China)	1,172,958	[2]	966,005
Itau Unibanco Banco Holding S.A. (Brazil)	27,796		617,707
Itau Unibanco Banco Holding S.A., ADR (Brazil)	61,326		1,400,686
Kasikornbank PLC, NVDR (Thailand)	478,300		1,218,813
KB Financial Group, Inc. (South Korea)*	6,530		332,509
KGI Securities Co., Ltd., GDR (Taiwan)*	12,616		112,913
Komercni banka, a.s. (Czech Republic)	1,150		246,420
Land and Houses PCL, NVDR (Thailand)	1,802,100		339,300
OTP Bank NyRt. (Hungary)*	22,374		641,002
Ping An Insurance (Group) Co. of China, Ltd. (China)	149,883		1,303,258
PT Bank Mandiri (Indonesia)	1,541,500		759,774
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	3,044		521,038
Sberbank (Russia)	244,263		671,892
Sberbank, GDR (Russia)	2,181		596,566
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. (China)	55,194		106,254
Shinhan Financial Group Co., Ltd. (South Korea)*	30,510		1,128,995
Siam Commercial Bank PCL (Thailand)	167,000		434,585
Standard Bank Group, Ltd. (South Africa)	37,445		514,312
Talaat Moustafa Group (Egypt)*	86,953		109,378
Turkiye Garanti Bankasi A.S. (Turkey)	156,886		668,320
Turkiye Halk Bankasi A.S. (Turkey)	44,927		359,617
Turkiye Is Bankasi (Isbank) (Turkey)	87,823		370,847
VTB Bank, GDR (Russia)	95,590		446,322
Total Financials			25,264,986
Health Care - 1.0%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Israel)	17,272		970,341
Industrials - 6.0%
All America Latina Logistica SA (Brazil)	21,560		201,854
Aveng, Ltd. (South Africa)	53,500		288,232
Beijing Enterprises Holdings, Ltd. (Hong Kong)	52,000		376,623
Bharat Heavy Electricals, Ltd. (India)	8,293		426,925
China Merchants Holdings International Co., Ltd. (Hong Kong)	112,000		361,305
China Shipping Development Co., Ltd. (China)	314,000		466,989
Copa Holdings, S.A., Class A (Panama)*	9,100		495,677
COSCO Pacific, Ltd. (Bermuda)	258,000		327,426
Far Eastern New Century Corp. (Taiwan)	65,000		81,275
GS Engineering & Construction Corp. (South Korea)	4,655		431,607
Hyundai Engineering & Construction Co. (South Korea)	20,138		1,221,538
IJM Corp. Berhad (Malaysia)	103,300		134,766
Jiangsu Expressway Co., Ltd. (China)	86,000		76,452
Korean Air Lines Co., Ltd. (South Korea)*	13,068		614,620
Raubex Group, Ltd. (South Africa)	39,223		127,015
Santos Brasil Participacoes, S.A. (Brazil)*	13,263		133,316
SM Investments Corp. (Philippines)	1		7
Total Industrials			5,765,627

Information Technology - 12.7%
Acer, Inc. (Taiwan)	120,580	361,828
Advanced Semiconductor Engineering, Inc. (Taiwan)	819,893	735,932
AU Optronics Corp., Sponsored ADR (Taiwan)	11,300	135,487
Hon Hai Precision Industry Co., Ltd., ADR (Taiwan)	555	5,134
Hon Hai Precision Industry Co., Ltd. (Taiwan)	358,611	1,677,100
Infosys Technologies (India)	13,143	731,475
LG Display Co., Ltd. (South Korea)	32,490	1,098,500
MediaTek, Inc. (Taiwan)	53,445	928,583
NHN Corp. (South Korea)*	1,927	318,491
Samsung Electronics Co., Ltd. (South Korea)	3,716	2,548,174
Samsung Electronics Co., Ltd., GDR, (South Korea)(a)*	1,320	452,856
Siliconware Precision Industries Co., ADR (Taiwan)	89,100	624,591
Siliconware Precision Industries Co. (Taiwan)	5,871	8,003
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	343,582	692,481
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	56,335	644,472
Tata Consultancy Services, Ltd. (India)	62,491	1,007,554
Tencent Holdings, Ltd. (China)	14,400	311,439
Total Information Technology		12,282,100

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 15.3%
African Rainbow Minerals, Ltd. (South Africa)	13,796		$323,326
Anglo American PLC (United Kingdom)*	18,085		783,216
Anhui Conch Cement Co., Ltd. (China)	74,936	[2]	478,838
Bradespar, S.A. (Brazil)	10,650		235,695
CEMEX, S.A.B. de C.V. (Mexico)*	57,600	[2]	680,832
China Shanshui Cement Group, Ltd. (China)	491,000		356,427
China Steel Corp. (Taiwan)	351,739		362,686
Companhia Siderurgica Nacional, S.A., Sponsored ADR (Brazil)	6,513		207,960
Evraz Group SA, GDR (Luxembourg)*	13,966	[2]	390,271
Formosa Chemicals & Fibre Corp. (Taiwan)	699		1,515
GMK Norilsk Nickel, Sponsored ADR (Russia)*	31,350		449,872
Gold Fields, Ltd. (South Africa)	33,155		435,386
Hidili Industry International Development, Ltd. (China)*	311,000		386,909
Impala Platinum Holdings, Ltd. (South Africa)	11,783		322,079
Indocement Tunggal Prakarsa Tbk PT (Indonesia)*	198,000		286,217
LSR Group OJSC, GDR (Russia)*	12,723		115,779
Makhteshim-Agan Industries, Ltd. (Israel)	26,100		123,949
Mechel OAO (Russia)	8,300		156,206
MMC Norilsk Nickel, ADR (Russia)*	14,300		202,879
POSCO (South Korea)	3,767		1,986,609
Raspadskaya (Russia)*	79,963		381,395
Sappi, Ltd. (South Africa)*	117,046	[2]	559,926
Severstal, GDR, Reg S (Russia)*	16,200		153,008
Taiwan Fertilizer Co., Ltd. (Taiwan)	143,000		509,179
Tata Steel, Ltd. (India)	26,933		355,306
Ternium SA (Luxembourg)*	9,000	[2]	318,780
Turk Sise ve Cam Fabrikalari A.S. (Turkey)*	145,721		182,869
Uralkaliy OAO (Russia)*	24,161		502,351
Usinas Siderurgicas de Minas Gerais, S.A. (Brazil)	22,900		658,852
Usinas Siderurgicas de Minas Gerais, S.A., ADR (Brazil)	6,900		195,744
Vale, S.A. Sponsored ADR (Brazil)	53,467		1,552,148
Vale, S.A., ADR (Brazil)	42,999		1,067,236
Total Materials			14,723,445
Telecommunication Services - 7.5%
Advanced Information Services PCL (Thailand)	128,900		334,431
America Movil, S.A.B. de C.V. (Mexico)	13,900		653,022
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	286,610		722,627
China Mobile, Ltd. (Hong Kong)	126,500		1,177,020
China Unicom, Ltd. (Hong Kong)	354,000		464,542
Chunghwa Telecom Co., Ltd., ADR (Taiwan)	351		6,518
Magyar Telekom Telecommunications PLC (Hungary)	81,151		314,743
Mobile Telesystems, Sponsored ADR (Russia)	10,195		498,434
MTN Group, Ltd. (South Africa)	24,172		384,730
Philippine Long Distance Telephone Co. (Philippines)	4,930		278,324
Philippine Long Distance Telephone Co., Sponsored ADR (Philippines)	5,107		289,414
SK Telecom (South Korea)	1,501		219,097
Tele Norte Leste Participacoes, S.A. (Brazil)	11,755		251,792
Telekomunikasi Indonesia Tbk PT (Indonesia)	961,567		957,169
Turkcell Iletisim Hizmetleri A.S. (Turkey)	42,551		301,801
Vivo Participacoes SA, ADR (Brazil)	11,325		351,075
Total Telecommunication Services			7,204,739
Utilities - 2.0%
Akenerji Elektrik Uretim AS (Turkey)	9,769		91,698
China Resources Power Holdings Co. (Hong Kong)	153,800		304,682
Companhia Energetica de Minas Gerais (Brazil)	9,213		167,220
EDP - Energias do Brasil S.A. (Brazil)	6,345		122,272
Gail India Ltd. (India)	73,377		650,256
Inter-Regional Distribution Network Co Center and Privolzhya OJSC (Russia)*	25,134,248		138,238
Reliance Infrastructure, Ltd. (India)	8,409		206,635
Tata Power Co., Ltd. (India)	8,034		236,410
Total Utilities			1,917,411
Total Common Stocks (cost $79,532,709)			95,813,404
Short-Term Investments - 4.2%[1]
BNY Instistutional Cash Reserves Fund, Series A, 0.05%[3]	2,400,000		2,400,000
BNY Institutional Cash Reserves Fund, Series B*[3,8]	110,742		21,595
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	1,614,135		1,614,135
Total Short-Term Investments (cost $4,124,877)			4,035,730
Total Investments - 103.7% (cost $83,657,586)			99,849,134
Other Assets, less Liabilities - (3.7)%			(3,561,290)
Net Assets - 100.0%			$96,287,844

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

Managers Global Bond Fund returned 24.26% during the 12-month period ending December 31, 2009, widely outpacing the return of 6.93% for the Barclay’s Capital Global Aggregate Bond Index (the “Index”).

For investors, 2009 was a large improvement over what most experienced in 2008. After fixed income markets saw credit spreads widen to historic levels in 2008, spreads narrowed considerably during the current period as investors realized the economy was experiencing a deep recession rather than a full-blown depression. At the onset of 2009, we saw global central banks and governments continue to provide fiscal and monetary support to avert another collapse. As the global financial system was stabilized, the result thereafter was an extremely strong asset recovery. At the end of the fourth quarter, the market began to focus on central banks’ exit strategies, rising yields, and the pace of global economic recovery.

As indicated above, the Fund outperformed the Index for the 12-month period ended December 31, 2009. The main driver of this excess was the Fund’s overweight allocation to corporate bonds and a related underweight in U.S. Treasuries. The Fund’s subadvisor, Loomis Sayles & Co., L.P. (“Loomis”), built an overweight in corporate bonds throughout the credit crisis in 2008, and the strategy paid off in the form of excess returns relative to the benchmark. Country allocation was also marginally positive during the year. Additionally, the Fund’s currency strategy contributed positively to relative performance during the period. Underweights to the Canadian Dollar and the Euro, combined with a reduction in the exposure to non-Japanese Asian currencies during the second half of the year all contributed favorably.

LOOKING FORWARD

In 2009, a flood of monetary and fiscal support for global economies overcame the massive deleveraging and risk aversion that followed the collapse of Lehman Brothers and the near collapse of inter-bank lending. The peak in risk aversion- March 9 th – was followed by one of the strongest risk asset recoveries in history. Now we start 2010 with investment-grade credit spreads at about 170 basis points over government yields in both the U.S. and Euro markets. This is arguably “fair,” given the risks of a growth slowdown in the second half of 2010.

Loomis has few concerns about growth in the first quarter of 2010; U.S. GDP has been tracking above 4% in the fourth quarter, and most recent indicators ex-housing have shown slight upside surprises. U.S. housing data may have been rendered more volatile by the perceived expiration of the new home buyer tax credit in November — subsequently extended to April. Elsewhere, Chinese PMI and output data appear strong, and Euro-zone confidence has again moved higher. With inventory restocking hardly begun and industrial production momentum satisfactory, the start of the year looks solid at this point.

However, the subsequent outlook is rendered uncertain by two sizeable risks. The first is fiscal. Loomis believes that the U.S., U.K., and other countries must cut spending and raise taxes to help bring deficits under control. This could be a major fiscal drag on global growth. Also, China must wean itself from its export dependence on the U.S. consumer. The current construction surge is most likely not sustainable. Loomis believes either a yuan appreciation or a significant hike in wages would help in this respect. In Japan, the new year has brought a new Finance Minister, and Loomis is expecting more quantitative easing and a weaker Japanese Yen to follow.

The Fund remains overweight to credit and emerging markets exposures, but Loomis has reduced the size of the corporate credit exposure. Loomis continues to look to shorten duration, but they believe the December sell-off was excessive and driven by specific, large investor repositioning in holiday-thinned markets. They do not expect serious inflation during 2010, given the excess capacity in the OECD (Organization for Economic Cooperation and Development), but see a revival in private credit demand driving real yields higher. Within currencies, the Fund remains overweight in Norway and Sweden, while also favoring the British Pound Sterling over the Euro. Within Asia, the Fund is overweight Korea and Singapore, while underweight to the Japanese Yen. Loomis still favors the Mexican Peso and Brazilian Real.

CUMULATIVE TOTAL RETURN PERFORMANCE

Global Bond’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment-grade 144A securities. Unlike the Fund, the Barclays Capital Global Aggregate Bond Index is unmanaged, is not available for investment, and does not incur fees. This graph compares a hypothetical $10,000 investment

Managers Global Bond Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

made in Global Bond on December 31, 1999, to a $10,000 investment made in the Barclays Capital Global Aggregate Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Global Bond and the Barclays Capital Global Aggregate Bond Index from December 31, 1999 through December 31, 2009.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years
Global Bond [2,3,4,5,6]	24.26%	4.15%	6.16%
Barclays Capital Global Aggregate Bond Index	6.93%	4.56%	6.49%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[5]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[6]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Global Bond Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Managers Global Bond Fund**	Barclays Capital Global Aggregate Bond Index
Foreign Government	43.3%	50.2%
Corporate	37.5%	16.4%
U.S. Government	13.2%	14.2%
Mortgage Backed Securities	0.9%	18.9%
Asset-Backed Securities	0.4%	0.3%
Preferred Stocks	0.3%	0.0%
Other Assets and Liabilities	4.4%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
USTN, 1.500%, 07/15/12	5.7%
Deutschland, Republic of, 3.750%, 07/04/13	5.0
USTN, 1.000%, 09/30/11	4.3
Belgium Kingdom, 5.500%, 09/28/17*	4.2
Bundesrepublik Deutschland, 3.750%, 01/04/17*	4.2
HSBC Finance Corp., 1.790%, 09/18/15*	3.7
Government of France, 5.000%, 10/25/16	3.5
USTN, 1.000%, 10/31/11	3.2
U.K. Gilts, 4.750%, 03/04/20	2.8
Depfa ACS Bank, 1.650%, 12/20/16	2.4

Top Ten as a Group	39.0%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Global Bond Fund

Schedule of Portfolio Investments

December 31, 2009

Security Description	Principal Amount		Value
Corporate Bonds - 37.5%
Financials - 15.1%
Abbey National Treasury Services PLC, 3.875%, 11/10/14 (a)	USD	100,000	$100,356
Bank of America Corp., 4.750%, 05/06/19[6]	EUR	100,000	129,079
Barclays Bank PLC, 6.050%, 12/04/17 (a)	USD	100,000	101,770
Canara Bank, 6.365%, 11/28/21[6]	USD	150,000	140,754
Citigroup, Inc., 5.000%, 09/15/14	USD	145,000	139,783
Depfa ACS Bank, 1.650%, 12/20/16	JPY	70,000,000	635,097
Goldman Sachs Group, Inc., 1.065%, 05/23/16 (02/23/10)[5]	EUR	100,000	130,492
HSBC Finance Corp., 1.790%, 09/18/15	JPY	100,000,000	971,305
ICICI Bank, Ltd., 6.375%, 04/30/22 (a)[6]	USD	140,000	125,680
KfW Bankengruppe,
2.050%, 02/16/26	JPY	10,000,000	107,617
2.600%, 06/20/37	JPY	23,000,000	252,922
Landesbank Baden-Wuerttemberg, Series 14, 3.750%, 02/12/14	EUR	120,000	179,425
Morgan Stanley Co., Series EMTN, 5.375%, 11/14/13	GBP	60,000	101,218
Muenchener Hypothekenbank eG, 5.000%, 01/16/12 (a)	EUR	170,000	258,421
Nordea Bank AB, 3.700%, 11/13/14 (a)	USD	100,000	99,807
ProLogis, 6.625%, 05/15/18	USD	60,000	56,902
SLM Corp., 5.000%, 10/01/13	USD	150,000	137,991
Wells Fargo & Co., 4.625%, 11/02/35	GBP	100,000	140,161
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17 (a)	USD	140,000	131,386
Total Financials			3,940,166
Industrials - 20.4%
Ahold Finance USA, Inc., Series EMTN, 6.500%, 03/14/17	GBP	100,000	172,739
Albertson’s, Inc., 7.450%, 08/01/29	USD	60,000	51,450
America Movil S.A.B. de C.V., 5.500%, 03/01/14	USD	65,000	68,992
Axtel S.A.B. de C.V., 7.625%, 02/01/17 (a)	USD	100,000	98,000
Bell Aliant Regional Communications, 5.410%, 09/26/16	CAD	160,000	157,826
Bell Canada,
6.100%, 03/16/35 (a)	CAD	45,000	39,989
6.550%, 05/01/29 (a)	CAD	10,000	9,374
7.300%, 02/23/32 (a)	CAD	130,000	132,348
Bertelsmann AG, 3.625%, 10/06/15	EUR	50,000	68,711
Boston Scientific Corp., 4.500%, 01/15/15	USD	60,000	60,122
Chesapeake Energy Corp.,
6.875%, 11/15/20	USD	55,000	53,075
7.500%, 06/15/14	USD	50,000	51,000
Citizens Communications Co., 6.625%, 03/15/15	USD	115,000	111,838
CSC Holdings Inc., 8.500%, 04/15/14 (a)	USD	100,000	106,500

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 20.4% (continued)
Delta Air Lines, Inc.,
6.821%, 08/10/22	USD	161,940	$154,652
8.021%, 08/10/22	USD	105,430	92,515
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	USD	190,000	180,500
DP World, Ltd., 6.850%, 07/02/37 (a)	USD	250,000	192,307
Edcon Proprietary Ltd., 3.964%, 06/15/14, (03/15/10) (a)[5]	EUR	150,000	136,115
Elan Corp. PLC, 8.750%, 10/15/16 (a)	USD	100,000	95,500
Embarq Corp., 7.995%, 06/01/36	USD	110,000	118,327
ERAC USA Finance Co.,
6.375%, 10/15/17 (a)	USD	75,000	75,755
6.700%, 06/01/34 (a)	USD	120,000	106,055
7.000%, 10/15/37 (a)	USD	20,000	19,576
Finmeccanica SpA, 4.875%, 03/24/25	EUR	100,000	139,462
HCA, Inc.,
6.375%, 01/15/15	USD	35,000	33,031
6.625%, 02/15/16	USD	80,000	76,000
7.580%, 09/15/25	USD	10,000	8,900
7.690%, 06/15/25	USD	15,000	13,736
Hilcorp Energy I LP/Hilcorp Finance Co., 7.750%, 11/01/15 (a)	USD	170,000	166,600
Hologic, Inc., 2.000%, 12/15/37 (b)[9]	USD	70,000	59,762
Incitec Pivot Finance LLC, 6.000%, 12/10/19 (a)	USD	110,000	108,838
Kinder Morgan Energy Partners L.P., 5.800%, 03/15/35	USD	120,000	111,179
Lafarge S.A., 4.750%, 03/23/20	EUR	115,000	155,687
Mexichem SAB de CV, 8.750%, 11/06/19 (a)	USD	100,000	107,500
Motorola Inc.,
6.500%, 09/01/25	USD	105,000	91,225
6.625%, 11/15/37	USD	120,000	104,400
Nabors Industries, Inc., 6.150%, 02/15/18	USD	125,000	129,918
New Albertsons, Inc., 7.250%, 05/01/13	USD	40,000	40,500
Nextel Communications, Inc., 7.375%, 08/01/15	USD	50,000	48,625
Noble Group, Ltd., 8.500%, 05/30/13 (a)	USD	100,000	111,750
Owens & Minor, Inc., 6.350%, 04/15/16[7]	USD	105,000	96,041
Owens-Brockway Glass Container, Inc., 6.750%, 12/01/14	EUR	50,000	69,885
Qwest Capital Funding, Inc., 6.500%, 11/15/18	USD	40,000	34,600
Qwest Corp.,
7.250%, 09/15/25	USD	83,000	76,775
7.250%, 10/15/35	USD	158,000	139,040
Steel Dynamics, Inc., 7.375%, 11/01/12	USD	70,000	72,100
SUPERVALU, Inc., 7.500%, 11/15/14	USD	40,000	40,500
Time Warner, Inc., 6.625%, 05/15/29	USD	195,000	203,327
Transport De Gas Del Sur, 7.875%, 05/14/17 (a)	USD	270,000	238,949
UnitedHealth Group, Inc., 5.800%, 03/15/36	USD	220,000	197,173

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 20.4% (continued)
Wendel Investissement,
4.375%, 08/09/17	EUR	100,000	$113,250
4.875%, 05/26/16	EUR	100,000	121,135
WPP Finance S.A., 5.250%, 01/30/15	EUR	50,000	73,643
Total Industrials			5,336,797
Utilities - 2.0%
Abu Dhabi National Energy Co., PJSC, 4.750%, 09/15/14	USD	100,000	96,500
AES Corp., 8.750%, 05/15/13 (a)	USD	105,000	107,625
Edison Mission Energy, 7.625%, 05/15/27	USD	155,000	105,012
IPALCO Enterprises, Inc., 7.250%, 04/01/16 (a)	USD	30,000	30,075
Majapahit Holding BV, 7.250%, 06/28/17 (a)	USD	100,000	102,250
Sprint Capital Corp., 8.375%, 03/15/12	USD	84,000	86,940
Total Utilities			528,402
Total Corporate Bonds (cost $9,563,474)			9,805,365
Foreign Government Obligations - 43.3%
Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 06/10/19 (a)	USD	100,000	107,500
Belgium Kingdom, 5.500%, 09/28/17	EUR	680,000	1,110,944
Brazil, Republic of, 10.250%, 01/10/28	BRL	250,000	143,596
Bundesobligation, Series 153, 4.000%, 10/11/13	EUR	185,000	283,190
Bundesrepublik Deutschland,
3.750%, 01/04/17	EUR	739,000	1,109,045
4.250%, 07/04/17	EUR	125,000	192,904
Canadian Government, 4.500%, 06/01/15	CAD	505,000	521,765
Croatia, 6.750%, 11/05/19 (a)	USD	100,000	107,708
Deutschland, Republic of, 3.750%, 07/04/13	EUR	860,000	1,305,379
Development Bank of Japan, 1.750%, 06/21/10	JPY	45,000,000	486,272
European Investment Bank, 8.609%, 04/24/13 (a)[4]	IDR	4,605,000,000	370,704
France, Government of, 5.000%, 10/25/16	EUR	575,000	921,144
Japan Bank for International Cooperation, 2.125%, 11/05/12	USD	500,000	497,754
Japan Finance Corporation for Municipal Enterprises, 1.550%, 02/21/12	JPY	54,000,000	593,830
Mexican Fixed Rate Bond,
8.000%, 12/17/15	MXN	1,500,000	116,679
8.000%, 12/07/23	MXN	3,900,000	287,805
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/10	AUD	190,000	174,609
Norway Government Bond,
4.250%, 05/19/17	NOK	970,000	170,298
5.000%, 05/15/15	NOK	100,000	18,310
6.000%, 05/16/11	NOK	1,715,000	310,328
6.500%, 05/15/13	NOK	1,710,000	326,373
Province of Quebec, Series EMTN, 3.375%, 06/20/16	EUR	150,000	212,861
Qatar Government International Bond, 4.000%, 01/20/15 (a)	USD	200,000	200,500
Singapore, Government of, 2.250%, 07/01/13	SGD	335,000	249,302

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Foreign Government Obligations - 43.3% (continued)
Sweden Government Bond, Series 1046, 5.500%, 10/08/12	SEK	2,520,000		$387,666
U.K. Gilts,
4.750%, 03/04/20	GBP	435,000		738,689
5.000%, 09/07/14	GBP	210,000		371,774
Total Foreign Government Obligations (cost $10,961,879)				11,316,929
U.S. Government Obligations - 13.2%
USTN, 1.000%, 09/30/11	USD	1,130,000	[2]	1,129,692
USTN, 1.000%, 10/31/11	USD	830,000	[2]	829,253
USTN, 1.500%, 07/15/12	USD	1,500,000	[2]	1,502,343
Total U.S. Government Obligations (cost $3,466,896)				3,461,288
Asset-Backed Security - 0.4%
COMET, Series 2004-B7, Class B7, 1.230%, 08/17/17, (01/20/10)[5] (cost $85,883)	EUR	100,000		111,257
Mortgage-Backed Security - 0.9%
Merrill Lynch/Countrywide Mortgage Trust, 5.439%, 02/12/39[6] (cost $236,143)	USD	235,000		238,495

	Shares
Preferred Stocks - 0.3%
FHLMC, Series Z, 8.375%*		21,825		22,916
FNMA, Series S, 8.250%*		37,350		41,085
Total Preferred Stocks (cost $1,510,918)				64,001
Short-Term Investments - 10.2%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]		2,439,000		2,439,000
BNY Institutional Cash Reserves Fund, Series B*[3,8]		38,044		7,419
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%		216,146		216,146
Total Short-Term Investments (cost $2,693,190)				2,662,565
Total Investments - 105.8% (cost $28,518,383)				27,659,900
Other Assets, less Liabilities - (5.8)%				(1,513,617)
Net Assets - 100.0%				$26,146,283

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2009, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG Essex Large Cap Growth	$12,539,481	$2,659,951	$(248,789)	$2,411,162
International Equity	118,259,985	19,079,266	(7,810,648)	11,268,618
Emerging Markets Equity	85,997,904	18,199,432	(4,348,202)	13,851,230
Global Bond	28,518,915	1,116,885	(1,975,900)	(859,015)

*	Non-income-producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2009, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
International Equity	$772,258	0.6%
Emerging Markets Equity	976,732	1.0%
Global Bond	3,588,937	13.7%

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]

Yield shown for each short term investment represents the December 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2009, amounting to:

Fund	Market Value	% of Net Assets
Managers AMG Essex Large Cap Growth	$299,019	2.0%
International Equity	3,705,146	2.9%
Emerging Markets Equity	2,390,857	2.5%
Global Bond	2,411,617	9.2%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at December 31, 2009.
[5]	Floating Rate Security. The rate listed is as of December 31, 2009. Date in parentheses represents the security’s next coupon rate reset.
[6]	Variable Rate Security. The rate listed is as of December 31, 2009, and is periodically reset subject to terms and conditions set forth in the debenture.
[7]

Security is illiquid: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All securities are valued on the basis of valuations provided by dealers or independent pricing services. Illiquid securities at December 31, 2009, for Global Bond Fund amounted to $96,041 or 0.4% of net assets.

[8]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[9]

Convertible Bond: A corporate bond, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible bonds at December 31, 2009 amounted to $59,762 or 0.2% of net assets.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

EMTN:	European Medium Term Note
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
RSP:	Risparmio shares which are saving shares
traded on the Italian Stock Exchange
USTN:	United States Treasury Note

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	euro
GBP:	British Pound
IDR:	Indonesian Rupiah
JPY:	Japanese Yen
NOK:	Norwegian Krone
MXN:	Mexican Peso
SEK:	Swedish Krona
SGD:	Singapore Dollar

Statements of Assets and Liabilities

December 31, 2009

	Managers AMG Essex Large Cap Growth Fund	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Assets:
Investments at value (including securities on loan valued at $299,019, $3,705,146, $2,390,857 and $2,411,617, respectively)*	$14,950,643	$129,528,603	$99,849,134	$27,659,900
Cash	—	30,758	2,493	—
Cash collateral for futures	—	39,996	—	—
Foreign currency**	—	733,758	399,516	705,716
Receivable for investments sold	201,823	384,875	328,694	—
Receivable for Fund shares sold	2,730	176,978	90,657	102,328
Receivable from affiliate	3,059	12,033	34,153	2,017
Dividends, interest and other receivables	7,127	309,717	111,984	335,884
Prepaid expenses	7,390	8,710	11,541	6,379
Total assets	15,172,772	131,225,428	100,828,172	28,812,224
Liabilities:
Payable for Fund shares repurchased	10,534	187,137	1,662,175	96,280
Payable upon return of securities loaned	308,397	3,868,356	2,510,742	2,477,044
Payable for investments purchased	178,836	99,876	111,143	—
Unrealized depreciation of foreign currency contracts	—	—	—	12,614
Accrued expenses:
Investment management and advisory fees	9,790	97,498	93,710	16,395
Administrative fees	3,059	27,083	20,372	4,684
Other	49,838	150,169	142,186	58,924
Total liabilities	560,454	4,430,119	4,540,328	2,665,941

Net Assets	$14,612,318	$126,795,309	$96,287,844	$26,146,283
Shares outstanding	567,410	2,473,509	7,111,722	1,389,051
Net asset value, offering and redemption price per share	$25.75	$51.26	$13.54	$18.82
Net Assets Represent:
Paid-in capital	$68,333,466	$202,003,253	$109,576,098	$29,709,882
Undistributed net investment income (loss)	—	176,768	(12,834)	410,909
Accumulated net realized loss from investments, futures and foreign currency transactions	(56,209,013)	(90,192,570)	(29,474,295)	(3,103,385)
Net unrealized appreciation (depreciation) of investments, futures and foreign currency contracts and translations	2,487,865	14,807,858	16,198,875	(871,123)
Net Assets	$14,612,318	$126,795,309	$96,287,844	$26,146,283

* Investments at cost	$12,462,778	$114,753,876	$83,657,586	$28,518,383
** Foreign currency at cost	—	$771,590	$394,971	$705,556

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2009

	Managers AMG Essex Large Cap Growth Fund	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Investment Income:
Dividend income	$169,054	$3,876,501	$1,845,397	$21,937
Interest income	—	3	23	2,317,487
Foreign withholding tax	(2,801)	(395,630)	(177,192)	—
Securities lending fees	1,030	6,188	2,923	2,105
Total investment income	167,283	3,487,062	1,671,151	2,341,529
Expenses:
Investment management and advisory fees	169,392	1,110,083	920,080	277,001
Administrative fees	52,935	308,356	200,018	79,143
Transfer agent	72,636	398,205	230,875	61,492
Professional fees	31,914	77,905	84,793	43,707
Registration fees	19,984	25,709	31,364	20,120
Custodian	9,165	158,652	148,335	27,922
Reports to shareholders	3,957	34,830	60,735	2,718
Trustees fees and expenses	2,173	7,913	4,115	5,342
Miscellaneous	1,756	15,827	22,938	3,261
Total expenses before offsets	363,912	2,137,480	1,703,253	520,706
Expense reimbursements	(52,935)	(303,475)	(267,866)	(52,657)
Expense reductions	(10,872)	(2,822)	(308)	(167)
Fee waivers	—	—	—	(32,367)
Net expenses	300,105	1,831,183	1,435,079	435,515

Net investment income (loss)	(132,822)	1,655,879	236,072	1,906,014
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(819,515)	(18,935,135)	(16,581,576)	(1,262,123)
Net realized gain on futures contracts	—	183,813	—	—
Net realized gain (loss) on foreign currency contracts and transactions	—	(779,547)	(134,530)	175,184
Net unrealized appreciation of investments	6,594,887	50,990,743	58,434,039	8,295,502
Net unrealized appreciation of futures contracts	—	24,119	—	—
Net unrealized appreciation of foreign currency contracts and translations	—	29,371	6,974	4,514
Net realized and unrealized gain	5,775,372	31,513,364	41,724,907	7,213,077

Net increase in net assets resulting from operations	$5,642,550	$33,169,243	$41,960,979	$9,119,091

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers AMG Essex Large Cap Growth Fund		Managers International Equity Fund
	2009	2008	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(132,822)	$(217,145)	$1,655,879	$2,768,049
Net realized gain (loss) on investments, futures and foreign currency transactions	(819,515)	(11,285,555)	(19,530,869)	(41,702,975)
Net unrealized appreciation (depreciation) of investments and foreign currency contracts and translations	6,594,887	(9,788,662)	51,044,233	(99,695,283)
Net increase (decrease) in net assets resulting from operations	5,642,550	(21,291,362)	33,169,243	(138,630,209)
Distributions to Shareholders:
From net investment income	—	—	(850,021)	(579,286)
From net realized gain on investments	—	—	—	—
Total distributions to shareholders	—	—	(850,021)	(579,286)
From Capital Share Transactions:
Proceeds from sale of shares[1]	2,304,747	8,636,662	19,062,082	47,873,956
Reinvestment of dividends and distributions	—	—	770,986	525,450
Cost of shares repurchased	(22,294,449)	(10,262,153)	(53,341,397)	(83,230,766)
Net decrease from capital share transactions	(19,989,702)	(1,625,491)	(33,508,329)	(34,831,360)

Total increase (decrease) in net assets	(14,347,152)	(22,916,853)	(1,189,107)	(174,040,855)
Net Assets:
Beginning of year	28,959,470	51,876,323	127,984,416	302,025,271
End of year	$14,612,318	$28,959,470	$126,795,309	$127,984,416
End of year undistributed net investment income (loss)	—	—	$176,768	$(23,558)

Share Transactions:
Sale of shares	112,176	326,270	478,162	830,645
Reinvested shares	—	—	14,997	13,882
Shares repurchased	(1,033,907)	(391,513)	(1,285,542)	(1,494,428)
Net increase (decrease) in shares	(921,731)	(65,243)	(792,383)	(649,901)

[1]	For the year ended December 31, 2009, the proceeds from the sale of shares for International Equity includes the receipt of a market timing settlement of $94,219.

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund		Managers Global Bond Fund
2009	2008	2009	2008

$236,072	$1,030,654	$1,906,014	$2,847,226
(16,716,106)	(3,403,946)	(1,086,939)	1,526,739

58,441,013	(101,316,338)	8,300,016	(12,423,376)
41,960,979	(103,689,630)	9,119,091	(8,049,411)

(209,563)	(990,986)	(2,806,638)	(5,511,710)
—	(19,178,599)	—	(63,791)
(209,563)	(20,169,585)	(2,806,638)	(5,575,501)

35,544,198	53,517,690	9,245,127	9,573,497
188,220	19,578,962	2,757,790	5,410,372
(41,551,261)	(87,117,060)	(39,903,634)	(45,748,762)
(5,818,843)	(14,020,408)	(27,900,717)	(30,764,893)
35,932,573	(137,879,623)	(21,588,264)	(44,389,805)

60,355,271	198,234,894	47,734,547	92,124,352
$96,287,844	$60,355,271	$26,146,283	$47,734,547
$(12,834)	$18,683	$410,909	$201,732

3,577,894	2,584,081	471,568	449,639
13,983	2,523,148	146,344	322,430
(3,943,771)	(5,039,533)	(2,048,613)	(2,275,508)
(351,894)	67,696	(1,430,701)	(1,503,439)

The accompanying notes are an integral part of these financial statements.

Managers Money Market Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investment in JPMorgan Liquid Assets Money Market Fund, Capital Shares (cost $68,963,057)	$68,963,057
Receivable for Fund shares sold	65,040
Dividends receivable	11,372
Receivable from affiliate	8,857
Prepaid expenses	11,818
Total assets	69,060,144
Liabilities:
Payable for Fund shares repurchased	74,897
Administration fee payable	9,201
Other accrued expenses	38,875
Total liabilities	122,973
Net Assets	$68,937,171
Shares outstanding	68,937,171
Net asset value, offering and redemption price per share	$1.00
Net Assets Represent:
Paid-in capital	$68,937,171

Managers Money Market Fund

Statement of Operations

For the year ended December 31, 2009
Investment Income:
Dividend income	$480,690
Expenses:
Administration fees	120,390
Transfer agent	80,711
Registration fees	40,178
Professional fees	34,820
U.S. Treasury guarantee program	21,753
Trustees fees and expenses	8,771
Accounting fees	6,000
Reports to shareholders	1,426
Miscellaneous expenses	5,498
Total expenses before offsets	319,547
Fee waivers	(67,137)
Expense reductions	(337)
Net expenses	252,073
Net Investment Income	$228,617

The accompanying notes are an integral part of these financial statements.

Managers Money Market Fund

Statement of Changes in Net Assets

	For the year ended December 31,
	2009	2008
Increase (Decrease) in Net Assets from Operations:
Net investment income	$228,617	$2,304,236
Distributions to Shareholders:
From net investment income	(228,617)	(2,304,236)
From Capital Share Transactions (at a constant $1.00 per share):
Proceeds from sale of shares	103,330,793	165,086,227
Reinvestment of dividends	238,299	2,255,961
Cost of shares repurchased	(115,056,129)	(178,135,907)
Net decrease from capital share transactions	(11,487,037)	(10,793,719)

Total decrease in net assets	(11,487,037)	(10,793,719)
Net Assets:
Beginning of year	80,424,208	91,217,927
End of year	$68,937,171	$80,424,208

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

			For one month ended
	For the year ended December 31,		December 31,	For the fiscal year ended November 30,
Managers Money Market Fund	2009	2008	2007**	2007	2006	2005*
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.003	0.027	0.004	0.049	0.043	0.026
Less Distributions to Shareholders from:
Net investment income	(0.003)	(0.027)	(0.004)	(0.049)	(0.043)	(0.026)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return[1]	0.27%	2.73%	0.37%[3]	5.05%	4.45%	2.61%
Ratio of net expenses to average net assets	0.32%	0.26%	0.39%[4]	0.29%	0.40%	0.40%
Ratio of net investment income to average net assets[1]	0.28%	2.75%	4.46%[4]	4.92%	4.42%	2.62%
Net assets at end of period (000’s omitted)	$68,937	$80,424	$91,218	$93,106	$37,839	$37,896

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.40%	0.31%	0.44%[4]	0.34%	0.45%	0.46%
Ratio of net investment income to average net assets	0.20%	2.70%	4.41%[4]	4.87%	4.37%	2.56%

*	Prior to February 19, 2005 the Fund invested all of its assets in the Institutional Class Shares of the JPMorgan Liquid Assets Money Market Fund.
**	Effective December 1, 2007, Managers Money Market Fund changed its fiscal year end from November 30 to December 31.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not Annualized.
[4]	Annualized.

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers AMG Essex Large Cap Growth Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$19.45	$33.37	$29.18	$27.79	$26.77
Income from Investment Operations:
Net investment loss	(0.13)[3]	(0.14)[3]	(0.15)[3]	(0.09)[3]	(0.07)[3]
Net realized and unrealized gain (loss) on investments	6.43 [3]	(13.78)[3]	4.34 [3]	1.48 [3]	1.09 [3]
Total from investment operations	6.30	(13.92)	4.19	1.39	1.02
Net Asset Value, End of Year	$25.75	$19.45	$33.37	$29.18	$27.79
Total Return[1]	32.39%	(41.71)%	14.36%	4.96%	3.85%
Ratio of net expenses to average net assets	1.42%	1.24%	1.24%	1.25%	1.28%
Ratio of net investment loss to average net assets[1]	(0.63)%	(0.52)%	(0.47)%	(0.33)%	(0.27)%
Portfolio turnover	108%	119%	116%	200%	97%
Net assets at end of year (000’s omitted)	$14,612	$28,959	$51,876	$65,999	$104,878

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.72%	1.61%	1.29%	1.32%	1.22%
Ratio of net investment loss to average net assets	(0.93)%	(0.89)%	(0.52)%	(0.40)%	(0.21)%

	For the year ended December 31,
Managers International Equity Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$39.19	$77.13	$67.42	$53.76	$47.05
Income from Investment Operations:
Net investment income	0.58 [3]	0.76 [3]	0.47	0.69	0.37
Net realized and unrealized gain (loss) on investments	11.84 [3]	(38.52)[3]	9.60	14.15	6.83
Total from investment operations	12.42	(37.76)	10.07	14.84	7.20
Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.18)	(0.36)	(1.18)	(0.49)
Net Asset Value, End of Year	$51.26	$39.19	$77.13	$67.42	$53.76
Total Return[1]	31.68%	(48.92)%	14.94%[4]	27.63%	15.30%
Ratio of net expenses to average net assets	1.48%	1.48%	1.48%	1.45%	1.45%
Ratio of net investment income to average net assets[1]	1.34%	1.24%	0.60%	0.70%	0.75%
Portfolio turnover	128%	142%	98%	70%	79%
Net assets at end of year (000’s omitted)	$126,795	$127,984	$302,025	$230,916	$206,393

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.73%	1.64%	1.61%	1.47%	1.42%
Ratio of net investment income to average net assets	1.09%	1.08%	0.46%	0.68%	0.79%

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Emerging Markets Equity Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.09	$26.80	$24.44	$20.10	$16.50
Income from Investment Operations:
Net investment income	0.03 [3]	0.15 [3]	0.04 [3]	0.22	0.52
Net realized and unrealized gain (loss) on investments	5.45 [3]	(15.02)[3]	7.20 [3]	6.66	4.84
Total from investment operations	5.48	(14.87)	7.24	6.88	5.36
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.19)	—	(0.22)	(0.55)
Net realized gain on investments	—	(3.65)	(4.88)	(2.32)	(1.21)
Total distributions to shareholders	(0.03)	(3.84)	(4.88)	(2.54)	(1.76)
Net Asset Value, End of Year	13.54	$8.09	$26.80	$24.44	$20.10
Total Return[1]	67.94%	(54.87)%[4]	29.50%[4]	34.50%	32.53%
Ratio of net expenses to average net assets	1.77%[5]	1.77%[5]	1.78%	1.76%	1.75%
Ratio of net investment income to average net assets[1]	0.32%[5]	0.76%[5]	0.13%	0.89%	0.59%
Portfolio turnover	103%	49%	62%	41%	35%
Net assets at end of year (000’s omitted)	$96,288	$60,355	$198,235	$152,983	$117,229

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.13%	2.03%	1.93%	1.76%	1.72%
Ratio of net investment income (loss) to average net assets	(0.04)%	0.50%	(0.02)%	0.89%	0.62%

	For the year ended December 31,
Managers Global Bond Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$16.93	$21.31	$21.17	$20.19	$22.38
Income from Investment Operations:
Net investment income	0.89 [3]	0.76 [3]	0.70 [3]	0.45	0.63
Net realized and unrealized gain (loss) on investments	3.22 [3]	(2.93)[3]	0.88 [3]	1.05	(1.75)
Total from investment operations	4.11	(2.17)	1.58	1.50	(1.12)
Less Distributions to Shareholders from:
Net investment income	(2.22)	(2.18)	(1.43)	(0.49)	(0.77)
Net realized gain on investments	—	(0.03)	(0.01)	(0.03)	(0.30)
Total distributions to shareholders	(2.22)	(2.21)	(1.44)	(0.52)	(1.07)
Net Asset Value, End of Year	$18.82	$16.93	$21.31	$21.17	$20.19
Total Return[1]	24.27%[4]	(10.07)%[4]	7.52%[4]	7.36%	(4.94)%
Ratio of net expenses to average net assets	1.10%	1.10%	1.19%	1.19%	1.19%
Ratio of net investment income to average net assets[1]	4.82%	3.62%	3.25%	2.86%	2.38%
Portfolio turnover	102%	56%	152%	56%	64%
Net assets at end of year (000’s omitted)	$26,146	$47,735	$92,124	$53,670	$43,131

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.32%	1.25%	1.25%	1.27%	1.26%
Ratio of net investment income to average net assets	4.60%	3.47%	3.18%	2.78%	2.31%

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Excludes interest expense for the years ended December 31, 2009 and 2008, of 0.02% and 0.03%, respectively, for Emerging Markets Equity. (See Note 1(c) of Notes to Financial Statements.)

Notes to Financial Statements

December 31, 2009

1. Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers AMG Essex Large Cap Growth Fund (“Essex Large Cap Growth”), Managers International Equity Fund (“International Equity”), Managers Emerging Markets Equity Fund (“Emerging Markets Equity”), Managers Money Market Fund (“Money Market”) and Managers Global Bond Fund (“Global Bond”), collectively the “Funds.”

Money Market invests all of its investable assets in the Capital Shares of the JPMorgan Liquid Assets Money Market Fund (the “Portfolio”), a separate registered open-end management investment company with substantially the same investment objective and policies as the Fund. The Portfolio is a series of the JPMorgan Trust II, a business trust organized under the laws of The Commonwealth of Massachusetts. The investment manager of the Portfolio is JPMorgan Investment Advisors Inc. (“JPMIA”). The performance of the Fund is directly affected by the performance of the Portfolio.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except ishares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Money Market’s investment in the Portfolio is valued daily at its end of day net asset value per share. The Portfolio’s underlying investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay

Notes to Financial Statements (continued)

to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Essex Large Cap Growth
Investments in Securities
Common Stocks [1]	$14,626,830	—	—	$14,626,830
Short-Term Investments	300,531	$23,282	—	323,813

Total Investments in Securities	$14,927,361	$23,282	—	$14,950,643

	Level 1	Level 2	Level 3	Total
International Equity
Investments in Securities
Common Stocks
Energy	$3,553,451	$7,121,441	—	$10,674,892
Materials	3,472,447	7,945,843	—	11,418,290
Information Technology	3,452,135	6,560,119	—	10,012,254
Financials	2,067,720	33,107,112	—	35,174,832
Consumer Discretionary	531,936	8,335,686	—	8,867,622
Health Care	398,878	10,511,967	—	10,910,845
Industrials	—	13,802,688	—	13,802,688
Consumer Staples	—	9,155,320	—	9,155,320
Telecommunication Services	—	6,437,100	—	6,437,100
Utilities	—	4,687,750	—	4,687,750
Other Equitites	879,942	28,659	—	908,601
Short-Term Investments	7,458,060	20,349	—	7,478,409

Total Investments in Securities	21,814,569	107,714,034	—	129,528,603
Other Financial Instruments [3]	23,169	—	—	23,169

Totals	$21,837,738	$107,714,034	—	$129,551,772

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
Emerging Markets Equity
Investments in Securities
Common Stocks
Energy	$6,560,504	$9,480,752	—	$16,041,256
Materials	5,639,104	9,084,341	—	14,723,445
Financials	4,272,099	20,992,887	—	25,264,986
Consumer Discretionary	2,734,466	5,811,597	—	8,546,063
Telecommunication Services	2,050,255	5,154,484	—	7,204,739
Information Technology	1,862,540	10,419,560	—	12,282,100
Health Care	970,341	—	—	970,341
Industrials	830,847	4,934,780	—	5,765,627
Consumer Staples	790,394	2,307,042	—	3,097,436
Utilities	427,730	1,489,681	—	1,917,411
Short-Term Investments	4,014,135	21,595	—	4,035,730

Total Investments in Securities	$30,152,415	$69,696,719	—	$99,849,134

	Level 1	Level 2	Level 3	Total
Global Bond
Investments in Securities
Corporate Bonds[2]	—	$9,805,365	—	$9,805,365
Foreign Government Obligations	—	11,316,929	—	11,316,929
U.S. Government Obligations	—	3,461,288	—	3,461,288
Asset-Backed Security	—	111,257	—	111,257
Mortgage-Backed Security	—	238,495	—	238,495
Preferred Stocks	$64,001	—	—	64,001
Short-Term Investments	2,655,146	7,419	—	2,662,565

Total Investments	2,719,147	24,940,753	—	27,659,900
Other Financial Instruments[3]	—	(12,614)	—	(12,614)

Totals	$2,719,147	$24,928,139	—	$27,647,286

	Level 1	Level 2	Level 3	Total
Money Market
Investments in Securities
Short-Term Investments	$68,963,057	—	—	$68,963,057

Total Investments in Securities	$68,963,057	—	—	$68,963,057

[1]	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
[2]	All corporate bonds held in the Funds are Level 2 securities. For a detailed break-out of the corporate bonds by major industry classification, please refer to the Schedule of Portfolio Investments.
[3]

Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

Notes to Financial Statements (continued)

The fair values of derivative instruments at December 31, 2009 for International Equity and Global Bond were as follows:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
International Equity	Equity contracts*	Receivable for variation margin on futures	—	Payable for variation margin on futures	—

Global Bond	Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	—	Unrealized depreciation of foreign currency contracts	$12,614

*	Current day variation margin is zero. Prior variation margin is included in the cash value as reflected in the Statement of Assets and Liabilities.

For the year ended December 31, 2009, the effect of derivative instruments on the Statement of Operations for International Equity and Global Bond and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
International Equity	Equity contracts	$183,813	—	$183,813
	Foreign exchange contracts	—	$(652,306)	(652,306)

Totals		$183,813	$(652,306)	$(468,493)

Global Bond	Foreign exchange contracts	—	$70,228	$70,228

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
International Equity	Equity contracts	$24,119	—	$24,119

Global Bond	Foreign exchange contracts	—	$(11,504)	$(11,504)

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. As a shareholder of the Portfolio, the Money Market Fund receives its proportionate share of the dividends paid by such class, which takes into consideration the Fund’s proportionate share of net investment income and expenses of such class. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2009, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Essex Large Cap Growth – $10,779 or 0.05% and International Equity – $2,326 or 0.0%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2009, the custodian expense was not reduced for any Fund.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the year ended December 31, 2009, overdraft fees and the impact on the expense ratios were as follows: Essex Large Cap Growth – $9; International Equity – $2,155, Emerging Markets Equity – $5,899 and Global Bond Fund – $227.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2009, the transfer agent expense was reduced as follows: Essex Large

Notes to Financial Statements (continued)

Cap Growth –$93; International Equity – $496; Emerging Markets Equity – $308; Global Bond – $167 and Money Market – $337.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund- Capital Share Class. For the year ended December 31, 2009, the management fee was reduced as follows: Money Market – $40,438.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes, for all Funds except Money Market. Money Market dividends resulting from net investment income and capital gains distributions, if any, normally will be declared daily and paid monthly. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	Essex Large Cap Growth		International Equity		Emerging Markets Equity
	2009	2008	2009	2008	2009	2008
Distributions paid from:
Ordinary income	—	—	$850,021	$579,286	$209,563	$990,986
Short-term capital gains	—	—	—	—	—	2,127,641
Long-term capital gains	—	—	—	—	—	17,050,958

	—	—	$850,021	$579,286	$209,563	$20,169,585

As a % of distributions paid: (unaudited)
Qualified ordinary income	—	—	100.00%	100.00%	100.00%	100.00%
Ordinary income - dividends received deduction	—	—	—	—	—	—

	Global Bond		Money Market
	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$2,806,038	$5,512,596	$228,617	$2,303,877
Short-term capital gains	—	—	—	—
Long-term capital gains	—	62,905	—	—

	$2,806,038	$5,575,501	$228,617	$2,303,877

As a % of distributions paid: (unaudited)
Qualified ordinary income	—	—	—	—
Ordinary income - dividends received deduction	—	—	—	—

As of December 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Essex Large Cap Growth	International Equity	Emerging Markets Equity	Global Bond	Money Market
Capital loss carryforward	$56,132,310	$75,562,319	$26,786,390	$3,102,853	—
Undistributed ordinary income	—	468,606	114,085	398,295	—
Undistributed short-term capital gains	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—
Post-October loss deferral	—	11,407,915	—	—	—

Notes to Financial Statements (continued)

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Addition- ally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of December 31, 2009, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Essex Large Cap Growth	$30,988,593	2010
	12,899,489	2011
	7,531,988	2016
	4,712,240	2017

Total	$56,132,310

International Equity	$13,386,880	2010
	16,170,119	2011
	19,998,844	2016
	26,006,476	2017

Total	$75,562,319

Emerging Markets	$26,786,390	2017
Global Bond *	$906,645	2016
	2,196,208	2017

Total	$3,102,853

*	The Fund’s ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on results of share ownership activity.

For the year ended December 31, 2009, Essex Large Cap Growth, International Equity, Emerging Markets Equity and Global Bond did not utilize any capital loss carryovers.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2009, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Essex Large Cap Growth – two collectively own 38.7%; International Equity – one owns 19.4%; Emerging Markets Equity – two collectively own 49.2% and Global Bond – two collectively own 30.5%. Transactions by these shareholders may have a material impact on the Funds.

h. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. Agreements and Transactions with Affiliates

For each of the Funds other than Money Market, the Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2009, the annual investment management fee rates, as a percentage of average daily net assets, were as follows:

Fund	Investment Management Fee
Essex Large Cap Growth	0.80%
International Equity	0.90%
Emerging Markets Equity	1.15%
Global Bond	0.70%

Notes to Financial Statements (continued)

The Investment Manager of Global Bond had agreed to contractually waive a portion of its management fee for the Fund for as long as the Managers Fremont Global Fund was invested in the Fund. Effective September 28, 2009, Managers AMG Global Essentials (formerly Managers Fremont Global Fund) redeemed its position in the Managers Global Bond Fund. As a result, the Investment Manager stopped waiving a portion of its management fee with respect to those assets invested in Managers Global Bond Fund. The amount waived for the period January 1, 2009 to September 27, 2009 was $32,367 or 0.08%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Under the terms of the Administration Agreement, each of the Funds, except Global Bond and Money Market, pay a fee to the Administrator at the rate of 0.25% per annum of the Funds’ average daily net assets. Global Bond and Money Market pay a fee to the Administrator at the rate of 0.20% and 0.15%, respectively, per annum of the Funds’ average daily net assets. During the year ended December 31, 2009, the Administrator waived a portion of its fees for Money Market in the amount of $26,700 or 0.03%.

The Investment Manager for the Funds has contractually agreed, through at least May 1, 2010, subject to later reimbursement by the Funds in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) will be limited to the following amounts of the following Funds’ average daily net assets: International Equity – 1.48%; Emerging Markets Equity – 1.77%; and Global Bond—1.10%. The Investment Manager has also contractually agreed, subject to later reimbursement by the Funds in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) on Essex Large Cap Growth, will be limited to 1.29% of the Fund’s average daily net assets, provided that the amount of fees waived, paid or reimbursed does not exceed 0.25% per annum. For the year ended December 31, 2009, the total amount that exceeded the 0.25% maximum waiver was $37,727 or 0.18%.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Funds’ total operating expenses in any such future year to exceed that Funds’ respective expense cap. For the year ended December 31, 2009, the Funds made no repayments to the Investment Manager. At December 31, 2009, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Essex Large Cap, International Equity, Emerging Markets Equity and Global Bond equaled $164,108, $652,606, $653,653 and $91,406, respectively.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through December 31, 2009, the following Funds either borrowed from or lent to other Funds in the Fund Family: Essex Large Cap borrowed $109,363 for 1 day paying interest of $3; International Equity lent $109,363 for 1 day earning interest of $3; Emerging Markets Equity borrowed up to $275,166 for 2 days paying interest of $14 and lent up to $688,828 for 2 days earning interest of $23. The interest amounts are included in the Statement of Operations in interest income or as miscellaneous expense.

Notes to Financial Statements (continued)

Global Bond Fund executed the following transactions with an affiliate of the subadvisor utilizing the mean price of two broker quotations with no commissions under procedures approved by the Board of Trustees under Rule 17a-7 of the Investment Company Act of 1940:

September 24, 2009 – sold bonds to the Loomis Global Bond Fund

Security	Principal Amount	Proceeds
Abu Dhabi National Energy Co., 7.250%, 08/01/18	$250,000	$249,612
Ahold Finance USA, Inc., Series EMTN, 6.500%, 03/14/17	95,000	186,717
Albertson’s, Inc., 7.450%, 08/01/29	145,000	129,152
Axtel S.A.B. de C.V., 7.625%, 02/01/17	110,000	110,938
Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 06/10/19	100,000	99,666
Bank of America Corp., 4.750%, 05/06/19	175,000	141,978
Bell Aliant Regional Communications, 5.410%, 09/26/16	160,000	138,592
Bertelsmann AG, 3.625%, 10/06/15	180,000	217,251
Brazil, Republic of, 10.250%, 01/10/28	250,000	132,698
Canara Bank, 6.365%, 11/28/21	150,000	139,650
Chesapeake Energy Corp., 6.500%, 08/15/17	60,000	57,304
Chesapeake Energy Corp., 6.875%, 11/15/20	85,000	82,090
Citigroup, Inc., 5.000%, 09/15/14	375,000	361,845
CSX Corp., 6.000%, 10/01/36	196,000	188,609
Delta Air Lines, Inc., 6.821%, 08/10/22	161,940	161,940
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	190,000	189,569
DP World, Ltd., 6.850%, 07/02/37	450,000	387,762
Edcon Proprietary Ltd., 4.023%, 06/15/14	160,000	213,895
Energy Transfer Partners, L.P., 6.625%, 10/15/36	215,000	202,779
ERAC USA Finance Co., 6.375%, 10/15/17	79,000	78,862
ERAC USA Finance Co., 6.700%, 06/01/34	120,000	81,929
ERAC USA Finance Co., 7.000%, 10/15/37	22,000	18,027
Export-Import Bank of Korea, 5.875%, 01/14/15	100,000	99,426
Finmeccanica SpA, 4.875%, 03/24/25	100,000	107,089
General Electric Capital Corp., 5.250%, 04/15/13	230,000	226,742
Goldman Sachs Group, Inc., 1.201%, 05/23/16	100,000	127,431
Goldman Sachs Group, Inc., 6.875%, 01/18/38	100,000	195,475
HCA, Inc., 6.375%, 01/15/15	35,000	30,747
HCA, Inc., 6.625%, 02/15/16	80,000	69,775
HCA, Inc., 7.580%, 09/15/25	10,000	8,172
HCA, Inc., 7.690%, 06/15/25	10,000	8,074
ICICI Bank, Ltd., 6.375%, 04/30/22	140,000	139,519
Indonesia Government International Bond, 7.750%, 01/17/38	230,000	219,650
Kinder Morgan Energy Partners L.P., 5.800%, 03/15/35	120,000	86,648
Lafarge S.A., 4.750%, 03/23/20	100,000	127,262
Lafarge S.A., 5.375%, 06/26/17	50,000	70,198
Majapahit Holding BV, 7.250%, 06/28/17	100,000	99,127
Morgan Stanley Co., Series EMTN, 5.375%, 11/14/13	60,000	107,683
Morgan Stanley, 4.750%, 04/01/14	90,000	84,299
Motorola, Inc., 6.500%, 09/01/25	110,000	83,334
Motorola, Inc., 6.625%, 11/15/37	120,000	119,267
Nabors Industries, Inc. 6.150%, 02/15/18	125,000	111,922
Nextel Communications, Inc., 7.375%, 08/01/15	50,000	46,514
NiSource Finance Corp., 6.400%, 03/15/18	180,000	179,829
Owens & Minor, Inc., 6.350%, 04/15/16	110,000	109,884
PEMEX Project Funding Master Trust, 6.625%, 04/04/10	190,000	247,231
Qwest Capital Funding, Inc., 6.875%, 07/15/28	15,000	13,978
Qwest Capital Funding, Inc., 7.750%, 02/15/31	65,000	62,537
Qwest Corp., 6.875%, 09/15/33	75,000	65,556
Reynolds American, Inc., 6.750%, 06/15/17	180,000	181,348
SK Telecom Co., Ltd., 6.625%, 07/20/27	375,000	370,504
SLM Corp., 5.000%, 10/01/13	145,000	131,277
South Africa, Republic of, 4.500%, 04/05/16	185,000	245,953
Sprint Nextel Corp., 6.000%, 12/01/16	100,000	97,624
Transport De Gas Del Sur, 7.875%, 05/14/17	270,000	274,757
UnitedHealth Group, Inc., 5.800%, 03/15/36	220,000	188,977
Vale Overseas Ltd., 6.875%, 11/01/36	138,000	134,165
Veolia Environment, 5.125%, 05/24/22	100,000	130,561
Wells Fargo & Co., 4.625%, 11/02/35	100,000	180,167
Wendel Investissement, 4.375%, 08/09/17	100,000	126,712
Wendel Investissement, 4.875%, 05/26/16	100,000	132,091
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17	145,000	144,587

Total		$8,756,957

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2009, were as follows:

	Long-Term Securities		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Essex Large Cap Growth	$21,910,337	$41,774,307	N/A	N/A
International Equity	150,950,320	182,507,649	N/A	N/A
Emerging Markets Equity	79,368,843	87,033,322	N/A	N/A
Global Bond	44,852,440	73,254,341	$24,601,414	$21,629,152

4. Portfolio Securities Loaned

Each of the Funds other than Money Market may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7. Forward Foreign Currency Contracts

International Equity, Emerging Markets Equity, and Global Bond may invest in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds’ financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Funds, except Essex Large Cap Growth and Money Market, may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge against currency exchange rate risk on non-U.S. dollar denominated investment securities. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Notes to Financial Statements (continued)

Open forward foreign currency exchange contracts (in U.S. Dollars) at December 31, 2009 were as follows:

Foreign Currency	Position	Settlement Date	Current Value (Receivable Amount)	Contract Value (Payable Amount)	Unrealized Gain/ (Loss)
Global Bond
Chinese Yuan Renminbi	Long	11/16/10	$278,981	$288,228	$(9,247)
South Korean Won	Long	3/15/10	736,641	740,008	(3,367)

			$1,015,622	$1,028,236	$(12,614)

8. Futures Contracts

International Equity may use futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

Cash pledged to cover margin requirements for the open futures positions at December 31, 2009, amounted to $39,996. Open futures contracts (in U.S. Dollars) at December 31, 2009, were as follows:

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
International Equity
DJ Euro Stoxx 50	10	Long	3/19/10	$23,169

9. Subsequent Events

The Funds have determined that no additional material events or transactions occurred subsequent to December 31, 2009, and through February 25, 2010, the date of issuance of the Funds’ financial statements, which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its year ended December 31, 2009:

International Equity

•	The total amount of taxes paid and income sourced from foreign countries was $386,521 and $2,025,204, respectively.

Emerging Markets

•	The total amount of taxes paid and income sourced from foreign countries was $177,192 and $409,807, respectively.

Pursuant to section 852 of the Internal Revenue Code, Essex Large Cap Growth, International Equity, Emerging Markets Equity, Global Bond and Money Market hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2009, $0, $0, $0, $0 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

The 2009 Form 1099-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the respective calendar year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers AMG Essex Large Cap Growth Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Global Bond Fund and Managers Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Essex Large Cap Growth Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Global Bond Fund and Managers Money Market Fund (five of the series constituting The Managers Funds, hereafter referred to as the “Funds”), at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2010

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

Managers INVESTMENT GROUP

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North

America Inc.

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

CHICAGO EQUITY PARTNERS BALANCED Chicago Equity Partners, LLC
ALTERNATIVE FUNDS
FQ GLOBAL ALTERNATIVES FQ GLOBAL ESSENTIALS First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

MONEY MARKET JPMorgan Investment Advisors Inc.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

December 31, 2009

Managers Special Equity Fund

AR003-1209

Managers Special Equity Fund

Annual Report - December 31, 2009

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS

Managers Special Equity Fund	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	13
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	14
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	15
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	16
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	17
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Fund.

The year 2009 will go down in the history books as one in which securities markets sank to unimaginable levels and some investors briefly questioned the viability of capitalism. As it turned out, capitalism did not cease to exist and equities, as well as credit-sensitive fixed income securities, managed to regroup and record one of the most impressive rebounds in the history of the capital markets. The government’s unprecedented efforts with respect to healing the economy and stabilizing the securities markets via programs such as the Troubled Asset Relief Program (“TARP”), the Public-Private Investment Program (“PPIP”) and the Term Asset Backed Securities Loan Facility (“TALF”) seem to have achieved their desired short-term effects, although some would argue that the programs played a minor role in the stabilization of the markets and that free market forces simply corrected oversold conditions, just as they have on numerous occasions in the past.

Against this backdrop, the performance of the Managers Special Equity Fund (the “Fund”) was strong on an absolute basis, as detailed below.

Periods Ended 12/31/09	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Special Equity Fund
Managers Class	22.03%	30.78%	(9.77)%	(3.19)%	(0.25)%	10.45%	06/01/1984
Institutional Class	22.14%	31.05%	(9.57)%	(2.98)%	—	(0.24)%	05/30/2004
Russell 2000® Growth Index	20.75%	34.47%	(4.00)%	0.87%	(1.37)%

Over the 12 months ended December 31, 2009, the Managers Special Equity Fund (Managers Class shares) returned 30.78% and the Institutional Class of shares returned 31.05%, both trailing the 34.47% return of the Russell 2000 Growth® Index. While the Fund delivered a solid absolute return during the period, it was not able to keep pace in the low-quality rally that characterized the markets, particularly in the second and third quarters where the bulk of the Fund’s underperformance was concentrated. Low-quality leadership finally

1

Letter to Shareholders (continued)

ended in September, with higher-quality stocks at least keeping pace during the last four months of the year. As the market environment changed, there was a noticeable improvement in the Fund’s relative performance. The Fund outperformed its benchmark during the final month of the third quarter as well as throughout the fourth quarter.

The following report covers the one-year period ended December 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2009	Expense Ratio for the Period	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Expenses Paid During the Period*
Managers Special Equity Fund - Managers Shares
Based on Actual Fund Return	1.61%	$1,000	$1,220	$9.01
Based on Hypothetical 5% Annual Return	1.61%	$1,000	$1,017	$8.19
Managers Special Equity Fund - Institutional Shares
Based on Actual Fund Return	1.36%	$1,000	$1,221	$7.61
Based on Hypothetical 5% Annual Return	1.36%	$1,000	$1,018	$6.92

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Special Equity Fund

Investment Manager’s Comments

The Managers Special Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies.

THE PORTFOLIO MANAGERS

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Federated MDTA, LLC

Federated MDTA, LLC (“MDT”) utilizes a quantitative process to score stocks based on earnings estimate momentum, long-term growth rates, share buyback and issuance, cash earnings to price ratios, tangible book to price ratios, and earnings risk. A decision-tree approach provides an intuitive, non-linear way to score companies. Stocks are grouped into clusters determined by analyzing different combinations of factor scores and returns, with each cluster containing companies with a different pattern of fundamental characteristics. Optimization is then used to build a portfolio that maximizes the stock-selection score, while adhering to diversification constraints and trading costs. A position is sold or trimmed if the quantitative model identifies a more attractive opportunity (net of trading costs) or if a holding exceeds the maximum company weight of 1.3%. The portfolio typically holds between 100 and 110 stocks, with no position exceeding 1.3% of the portfolio. Industry weights are limited to +/- 13.5% of the benchmark weight, while sector weights are limited to +/- 22.5% of the benchmark weight.

Lord, Abbett & Co., LLC

The team at Lord, Abbett & Co., LLC (“Lord Abbett”), led by Tom O’Halloran, focuses its stock-selection effort on companies that have revenue growth of at least 15% and are experiencing year-to-year operating margin improvement and earnings growth driven by top-line growth, rather than being driven by one-time events or simple cost cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that will be growing considerably faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management. A position is sold or trimmed if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The portion of the Fund managed by Lord Abbett typically holds between 100 and 150 stocks with no individual holding exceeding 5%. Lord Abbett has established a risk constraint that prevents any individual industry from being greater than 25% of the total weight of its portion of the Fund.

Ranger Investment Management, L.P.

The team at Ranger Investment Management, L.P. (“Ranger”), led by Conrad Doenges, starts with a universe of stocks with market capitalization between $100 million and $2 billion, from which they establish a list of approximately 250 to 300 companies on which they conduct detailed research. Each Ranger sector manager builds detailed earnings and cash-flow models for the companies they follow, and also qualitatively gauges, through a stock scoring model, their conviction level in each stock. Companies in the Fund’s portfolio managed by Ranger will typically have a high degree of recurring revenue, steady and/or accelerating sales and earnings growth, solid balance sheets, strong free-cash flows, conservative accounting practices, and a seasoned management team. The portfolio typically contains 35 and 60 stocks, with individual position sizes capped at 5%. Sector exposures are also limited to a maximum of 30%. A stock may be reduced or sold if: material changes occur in the company’s earnings estimates, the company’s valuations exceed historical levels, a pre-determined price target is achieved, the stock reaches the maximum position size of 5%, the stock reaches a capitalization limit of $5 billion, or it can be replaced with a better risk/reward opportunity.

Smith Asset Management Group, L.P.

Smith Asset Management Group, L.P.’s (“Smith Group”) investment process is based on a combination of a well-conceived quantitative screening process coupled with experienced, intelligent fundamental and qualitative analysis. The team is focused on predicting which attractively valued companies will report a succession of positive earnings surprises. The process begins by seeking companies with attractive risk profiles and valuations, as well as dramatically improving business fundamentals. To manage risk, Smith screens for companies with good corporate governance, strong financial quality, attractive valuation, and moderate portfolio beta. To identify high-earnings-growth companies, Smith screens for rising earnings expectations, improving earnings quality, a high percentage of positive earnings surprise, and high earnings growth rate. The Fund’s portfolio managed by Smith will typically hold 100 to 120 stocks, with no individual position greater than 3.0%. Sector weightings are limited to no more than two times the weighting in the Russell 2000® Index. Stocks are sold from the portfolio if a negative earnings surprise is predicted by either the process or management guidance, a negative earnings surprise is actually reported, the stock’s valuation level is too high, or a buyout announcement is made.

4

Managers Special Equity Fund

Investment Manager’s Comments (continued)

The Year in Review

Over the 12 months ended December 31, 2009, the Managers Special Equity Fund Managers Class of shares returned 30.78% and the Institutional Class of shares returned 31.05%, both trailing the 34.47% return of the Russell 2000® Growth Index.

Early in 2009, equity markets continued to suffer from the sell-off that dominated 2008. Markets bottomed on March 9th, and from there moved sharply higher throughout the year. The Russell 2000® Growth Index rallied just over 80% from its March low to the end of the year. As is the case during the early stages of an economic recovery, lower-quality, higher-risk stocks lead the markets as investors began to realize economic conditions were not quite as dire as once imagined. Companies that ranked among the worst with respect to profitability, earnings growth expectations, earnings surprise, and return on equity were among the worst performers during the market rally. Those companies that were hardest hit during the 2008 sell-off tended to be among the best performers during the 2009 rally. Across sectors, consumer discretionary and information technology stocks were among the best performers for the year, while financials and industrials were the worst performing sectors.

While the Fund delivered a solid absolute return during the period, it was not able to keep pace in the low-quality rally that characterized the markets, particularly in the second and third quarters where the bulk of the Fund’s underperformance was concentrated. Two of the Fund’s subadvisors, Smith Group and MDT, found performance particularly challenged during the second and third quarters. Both managers utilize quantitative processes to identify stocks that have high exposure to factors they believe will be rewarded by the markets over time. In the case of Smith Group, earnings surprise is one such factor they seek to exploit. MDT favors stocks that have a combination of high earnings estimate momentum, attractive valuations, and low external financing requirements. The factors utilized by both managers were sharply out of favor during the early part of the rally, and relative performance suffered as a result. Ranger, which employs a more traditional growth-oriented investment process, finished the year in line with the benchmark thanks in part to an overweight position combined with strong stock selection within the energy sector. Lord Abbett turned in the best performance of the Fund’s subadvisors, driven by stock selection spread across several sectors, including industrials, information technology, energy, and health care. Lord Abbett also has a bias toward higher beta stocks which served as a tailwind during the rally. Low-quality leadership finally ended in September, with higher-quality stocks at least keeping pace during the last four months of the year. As the market environment changed, there was a noticeable improvement in the Fund’s relative performance. The Fund outperformed its benchmark during the final month of the third quarter as well as throughout the fourth quarter. Over those four months, the Fund led the Russell 2000® Growth Index by nearly 2.8%.

Looking Forward

In recent years, the team at Managers has spent considerable time evaluating the Fund and affirming our confidence in the subadvisors and in the portfolio construction, resulting in changes to the Fund’s subadvisor lineup. During 2009, Skyline Asset Management, LP and Westport Asset Management were removed from the Fund’s lineup. Both managers utilized value-oriented investment processes, and their removal completes the Fund’s shift to emphasize small-cap growth investing. We firmly believe that the changes made to the Fund’s subadvisor line-up will produce improved and more consistent long-term performance. While we are disappointed this was not fully achieved during 2009, we are encouraged by the Fund’s more recent performance. In addition to the changes in the subadvisor lineup, the Fund’s benchmark was changed during the period from the Russell 2000® Index to the Russell 2000® Growth Index to better reflect the emphasis on small cap growth stocks.

Heading into 2010, stocks within the information technology and consumer discretionary sectors continue to represent the largest exposures for the Fund and each of these sector positions represents an overweight relative to the respective exposure in the Index. The Fund continues to hold lower-than-benchmark positions in the health care, industrials, and telecommunication services sectors.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of the Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deduction for fees, expenses, or taxes. Unlike the Fund, the Russell 2000® Growth Index and the Russell 2000® Index are unmanaged, are not available for investment, and do not incur expenses. The first chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Managers Class on December 31, 1999, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The second chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Institutional Class on May 3, 2004, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

5

Managers Special Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for Special Equity Fund–Managers Class, the Russell 2000® Growth Index and the Russell 2000® Index (former benchmark) since December 31, 1999 through December 31, 2009.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years
Special Equity - Managers Class[2,3]	30.78%	(3.19)%	(0.25)%
Russell 2000® Growth Index[4]	34.47%	0.87%	(1.37)%
Russell 2000® Index (former benchmark)[5]	27.17%	0.51%	3.51%

The table below shows the average annual total returns for Special Equity Fund–Institutional Class, the Russell 2000® Growth Index and the Russell 2000® Index (former benchmark) since May 3, 2004 through December 31, 2009.

Average Annual Total Returns [1]	One Year	Five Years	Since Inception	Inception Date
Special Equity - Institutional Class[2,3]	31.05%	(2.98)%	(0.24)%	05/03/2004
Russell 2000® Growth Index[4]	34.47%	0.87%	2.91%	05/03/2004
Russell 2000® Index (former benchmark)[5]	27.17%	0.51%	3.14%	05/03/2004

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]	The Russell 2000® Growth Index measures the performance of the Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.
[5]

The Russell 2000® Index was the Fund’s prior benchmark. The Investment Manager changed the benchmark to the Russell 2000® Growth Index because it determined the Russell 2000® Growth Index more accurately reflects the types of securities in which the Fund invests. The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Growth Index and the Russell 2000® Index are unmanaged, are not available for investment, and do not incur expenses.

The Russell 2000® Growth Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers Special Equity Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Managers Special Equity Fund **	Russell 2000® Growth Index	Russell 2000® Index
Information Technology	29.7%	26.8%	18.3%
Consumer Discretionary	18.2%	16.0%	13.8%
Health Care	16.5%	24.2%	14.3%
Industrials	10.5%	14.7%	15.8%
Energy	6.6%	4.3%	5.2%
Financials	5.5%	5.8%	20.2%
Consumer Staples	3.5%	4.1%	3.5%
Materials	3.5%	2.4%	4.7%
Telecommunication Services	0.2%	1.5%	1.0%
Utilities	0.1%	0.2%	3.2%
Other Assets and Liabilities	5.7%	0.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Steven Madden, Ltd.	1.6%
NetLogic Microsystems, Inc.*	1.5
Amedisys, Inc.	1.5
SXC Health Solutions Corp.	1.5
HMS Holdings Corp.*	1.4
Chico’s FAS, Inc.*	1.2
Atheros Communications, Inc.	1.2
Bucyrus International, Inc.	1.2
CARBO Ceramics, Inc.	1.1
Deckers Outdoor Corp.	1.1

Top Ten as a Group	13.3%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2009

	Shares		Value
Common Stocks - 94.3%
Consumer Discretionary - 18.2%
99 Cents Only Stores*	145,796		$1,905,554
Aaron Rents, Inc.	7,349		203,788
Aeropostale, Inc.*	7,300		248,565
America’s Car-Mart, Inc.*	88,970	[2]	2,342,580
Ameristar Casinos, Inc.	3,914		59,610
BJ’s Restaurants, Inc.*	15,663	[2]	294,778
Blue Nile, Inc.*	4,923	[2]	311,774
Bridgepoint Education, Inc.*	19,910	[2]	299,048
Carter’s, Inc.*	43,682		1,146,652
Cheesecake Factory, Inc., The*	27,845	[2]	601,174
Chico’s FAS, Inc.*	203,841		2,863,966
Chipotle Mexican Grill, Inc.*	11,315		997,530
Citi Trends, Inc.*	12,300	[2]	339,726
Coinstar, Inc.*	6,000		166,680
Collective Brands, Inc.*	14,892		339,091
Cooper Tire & Rubber Co.	19,400		388,970
Corinthian Colleges, Inc.*	30,840	[2]	424,667
Cracker Barrel Old Country Store, Inc.	7,700		292,523
Ctrip.com International, Ltd.*	800		57,488
Deckers Outdoor Corp.*	24,648		2,507,195
Deer Consumer Products, Inc.*	16,900		191,308
Dick’s Sporting Goods, Inc.*	6,118		152,155
Fossil, Inc.*	43,756		1,468,451
Fuel Systems Solutions, Inc.*	5,800	[2]	239,192
Gafisa SA, ADR	17,800	[2]	576,008
Gymboree Corp.*	35,010		1,522,585
IMAX Corp.*	38,100		506,730
J. Crew Group, Inc.*	29,560	[2]	1,322,514
Jos. A. Bank Clothiers, Inc.*	21,679		914,637
K12, Inc.*	7,479		151,599
Liz Claiborne, Inc.	174,340	[2]	981,534
Lululemon Athletica, Inc.*	27,069	[2]	814,777
Lumber Liquidators, Inc.*	38,000	[2]	1,018,400
Men’s Wearhouse, Inc.	14,200		299,052
Netflix, Inc.*	11,473	[2]	632,621
Oxford Industries, Inc.	15,200		314,336
P.F. Chang’s China Bistro, Inc.*	21,400	[2]	811,274
Pacific Sunwear of California, Inc.*	202,310		805,194
Panera Bread Co., Class A*	15,480		1,036,696
Polaris Industries, Inc.	17,185		749,782
Rue21, Inc.*	21,894	[2]	615,002
Steven Madden, Ltd.*	89,157		3,676,836
Strayer Education, Inc.	2,129	[2]	452,391
Tempur-Pedic International, Inc.*	47,653	[2]	1,126,040
Timberland Co.*	18,379		329,535
Tractor Supply Co.*	5,900		312,464
Tupperware Brands Corp.	30,450		1,418,056
Ulta Salon, Cosmetics & Fragrance, Inc.*	49,720		902,915
Valassis Communications, Inc.*	16,934		309,215
Warnaco Group, Inc., The*	13,591		573,404
Westport Innovations, Inc.*	49,260		570,431
WMS Industries, Inc.*	20,490		819,600
Wonder Auto Technology, Inc.*	27,900		328,104
Total Consumer Discretionary			41,734,197
Consumer Staples - 3.5%
American Italian Pasta Co.*	10,500		365,295
Bare Escentuals, Inc.*	38,600		472,078
Boston Beer Co., Inc.*	2,063		96,136
Calavo Growers, Inc.	6,825		116,025
Casey’s General Stores, Inc.	29,600		944,832
Green Mountain Coffee Roasters, Inc.*	9,700	[2]	790,259
Lancaster Colony Corp.	19,241		956,278
Nu Skin Enterprises, Inc., Class A	43,558		1,170,403
Prestige Brands Holdings, Inc.*	36,800		289,248
Revlon, Inc., Class A*	18,809	[2]	319,941
Sanderson Farms, Inc.	743		31,325
TreeHouse Foods, Inc.*	63,100		2,452,066
Total Consumer Staples			8,003,886
Energy - 6.6%
Arena Resources, Inc.*	22,144		954,849
Brigham Exploration Co.*	38,600		523,030
Cal Dive International, Inc.*	26,800		202,608
CARBO Ceramics, Inc.	37,081		2,527,811
Carrizo Oil & Gas, Inc.*	13,281		351,814
Clean Energy Fuels Corp.*	48,900	[2]	753,549
EXCO Resources, Inc.*	79,155		1,680,461
Gulfport Energy Corp.*	35,500		406,475
ION Geophysical Corp.*	40,100		237,392

The accompanying notes are an integral part of these financial statements.

8

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Energy - 6.6% (continued)
Oceaneering International, Inc.*	21,252		$1,243,667
PetroQuest Energy, Inc.*	181,623	[2]	1,113,349
Rosetta Resources, Inc.*	124,000	[2]	2,471,320
Superior Energy Services, Inc.*	69,952		1,699,134
W&T Offshore, Inc.	43,261	[2]	506,154
World Fuel Services Corp.	12,500		334,875
Total Energy			15,006,488
Financials - 5.5%
BOK Financial Corp.	32,760	[2]	1,556,755
Broadpoint Gleacher Securities Group, Inc.*	45,036		200,861
Calamos Asset Management, Inc., Class A	36,722	[2]	423,405
China Real Estate Information Corp., ADR*	36,692	[2]	402,878
CNinsure, Inc., ADR*	14,200	[2]	285,136
Cohen & Steers, Inc.	13,306		303,909
Evercore Partners, Inc., Class A	8,500		258,400
First Cash Financial Services, Inc.*	3,089		68,545
Greenhill & Co., Inc.	3,770	[2]	302,505
Horace Mann Educators Corp.	26,200		327,500
Iberia Bank Corp.	33,430		1,798,868
KBW, Inc.*	12,300		336,528
PS Business Parks, Inc.	4,400		220,220
Pinnacle Financial Partners, Inc.*	95,330	[2]	1,355,593
Signature Bank*	38,130		1,216,347
Stifel Financial Corp.*	10,200		604,248
SVB Financial Group*	12,334	[2]	514,204
Texas Capital Bancshares, Inc.*	105,725		1,475,921
World Acceptance Corp.*	29,007	[2]	1,039,321
Total Financials			12,691,144
Health Care - 16.5%
Acorda Therapeutics, Inc.*	19,689		496,557
Air Methods Corp.*	8,255		277,533
Alexion Pharmaceuticals, Inc.*	16,300		795,766
Align Technology, Inc.*	45,047		802,738
Allos Therapeutics, Inc.*	10,300		67,671
Amedisys, Inc.*	68,715	[2]	3,336,800
American Medical Systems Holdings, Inc.*	68,021		1,312,125
AMERIGROUP Corp.*	1,275		34,374
AMN Healthcare Services, Inc.*	39,800		360,588
AmSurg Corp.*	13,700		301,674
Ariad Pharmaceuticals, Inc.*	110,774		252,565
athenahealth, Inc.*	44,651	[2]	2,020,011
Auxilium Pharmaceuticals, Inc.*	15,000		449,700
Catalyst Health Solutions, Inc.*	10,123		369,186
Chemed Corp.	628		30,125
Computer Programs & Systems, Inc.	28,930		1,332,226
Conceptus, Inc.*	25,979	[2]	487,366
Crucell, ADR*	12,383		249,889
Cyberonics, Inc.*	11,446		233,956
DexCom, Inc.*	83,091		671,375
Emergency Medical Services Corp., Class A*	6,557		355,062
Endologix, Inc.*	44,124		232,975
Eurand N.V.*	32,000		412,800
Exelixis, Inc.*	38,400		283,008
Gentiva Health Services, Inc.*	32,411		875,421
Health Management Associates, Inc.*	239,900		1,744,073
HMS Holdings Corp.*	64,813		3,155,745
Human Genome Sciences, Inc.*	30,700		939,420
ICON PLC, Sponsored ADR*	43,725		950,144
Insulet Corp.*	71,300	[2]	1,018,164
Invacare Corp.	16,034		399,888
Kensey Nash Corp.*	11,420		291,210
LHC Group, Inc.*	7,180		241,320
Martek Biosciences Corp.*	13,500		255,690
Masimo Corp.*	27,400		833,508
MedAssets, Inc.*	38,320		812,767
Medicis Pharmaceutical Corp., Class A	19,700		532,885
NuVasive, Inc.*	22,900	[2]	732,342
Odyssey HealthCare, Inc.*	25,500		397,290
PDL BioPharma, Inc.	31,500		216,090
Pharmerica Corp.*	1,299		20,628
Phase Forward, Inc.*	27,914		428,480
Providence Service Corp.*	18,500		292,300
Psychiatric Solutions, Inc.*	7,929		167,619
Regeneron Pharmaceuticals, Inc.*	27,148		656,439
RehabCare Group, Inc.*	9,900		301,257
Salix Pharmaceuticals, Ltd.*	29,500		749,300
Savient Pharmaceuticals, Inc.*	8,500		115,685
Sirona Dental Systems, Inc.*	24,772		786,263
Steris Corp.	21,948		613,886
SXC Health Solutions Corp.*	61,683		3,327,798
Thoratec Corp.*	23,698		637,950
United Therapeutics Corp.*	4,800	[2]	252,720
Valeant Pharmaceuticals International*	13,800	[2]	438,702

The accompanying notes are an integral part of these financial statements.

9

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 16.5% (continued)
Vanda Pharmaceuticals, Inc.*	23,796		$267,467
Viropharma, Inc.*	25,900	[2]	217,301
Total Health Care			37,835,822
Industrials - 10.5%
Acuity Brands, Inc.	14,197	[2]	505,981
Allegiant Travel Co.*	7,700	[2]	363,209
American Superconductor Corp.*	18,539	[2]	758,245
Avis Budget Group, Inc.*	14,152	[2]	185,674
BE Aerospace, Inc.*	79,812		1,875,582
Beacon Roofing Supply, Inc.*	23,872		381,952
Bucyrus International, Inc.	46,930		2,645,445
Chart Industries, Inc.*	21,339		353,160
Colfax Corp.*	14,234		171,377
Copa Holdings, S.A., Class A*	14,468		788,072
Copart, Inc.*	20,540		752,380
Corporate Executive Board Co.	11,363		259,304
Cubic Corp.	7,800		290,940
Deluxe Corp.	21,300		315,027
DigitalGlobe, Inc.*	21,400		517,880
DynCorp International, Inc.*	29,609		424,889
EMCOR Group, Inc.*	12,200		328,180
Energy Recovery, Inc.*	17,800		122,464
EnerNOC, Inc.*	19,989		607,466
EnerSys*	93,140		2,036,972
Geo Group, Inc., The*	86,240		1,886,931
GrafTech International, Ltd.*	33,462		520,334
Graham Corp.	17,500		362,250
HNI Corp.	11,095		306,555
Harbin Electric, Inc.*	23,060	[2]	473,652
II-VI, Inc.*	18,181		578,156
Kforce, Inc.*	33,700	[2]	421,250
Middleby Corp., The*	5,500		269,610
MYR Group, Inc.*	20,407		368,959
Nordson Corp.	20,600	[2]	1,260,308
Orion Marine Group, Inc.*	34,385		724,148
Powell Industries, Inc.*	6,985		220,237
Quanex Building Products Corp.	20,557		348,852
Resources Connection, Inc.*	19,600		415,912
Simpson Manufacturing Co., Inc.	15,136		407,007
Tennant Co.	10,800		282,852
Wabtec Corp.	30,280		1,236,635
Watson Wyatt & Co.	6,600		313,632
Total Industrials			24,081,479
Information Technology - 29.7%
3PAR, Inc.*	22,782	[2]	269,967
Advent Software, Inc.*	21,913		892,516
Amkor Technology, Inc.*	124,725		893,031
Ancestry.com, Inc.*	19,382		271,542
Archipelago Learning, Ltd.*	11,120	[2]	230,184
Arcsight, Inc.*	23,200		593,456
Ariba, Inc.*	167,024		2,091,140
Aruba Networks, Inc.*	206,140		2,197,452
AsiaInfo Holdings, Inc.*	15,765	[2]	480,360
Atheros Communications, Inc.*	81,460		2,789,190
Benchmark Electronics, Inc.*	19,100		361,181
Blue Coat Systems, Inc.*	18,595		530,701
Brightpoint, Inc.*	38,400		282,240
Broadridge Financial Solutions, Inc.	17,500		394,800
CACI International, Inc., Class A*	17,504		855,070
Cavium Networks, Inc.*	40,787		971,954
CSG Systems International, Inc.*	64,688		1,234,894
Ceva, Inc.*	75,630		972,602
Compellent Technologies, Inc.*	22,461	[2]	509,415
Concur Technologies, Inc.*	8,100		346,275
Constant Contact, Inc.*	20,184		322,944
CyberSource Corp.*	51,590		1,037,475
Cymer, Inc.*	14,800		568,024
DragonWave, Inc.*	27,917	[2]	319,929
Equinix, Inc.*	3,800		403,370
Euronet Worldwide, Inc.*	11,900		261,205
F5 Networks, Inc.*	9,255		490,330
Fortinet, Inc.*	28,300		497,231
GSI Commerce, Inc.*	33,957		862,168
Global Cash Access Holdings, Inc.*	5,321		39,854
Hollysys Automation Technologies, Ltd.*	28,000		336,280
Informatica Corp.*	84,520		2,185,687
InterDigital, Inc.*	26,263		697,020
Intersil Corp., Class A	106,640		1,635,858
IPG Photonics Corp.*	34,873		583,774

The accompanying notes are an integral part of these financial statements.

10

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 29.7% (continued)
Ixia*	96,680		$719,299
J2 Global Communications, Inc.*	7,585	[2]	154,355
Knot, Inc., The*	43,183		434,853
LogMeIn, Inc.*	24,900		496,755
Longtop Financial Technologies, Ltd., ADR*	19,722		730,108
Manhattan Associates, Inc.*	12,000		288,360
Maxwell Technologies, Inc.*	11,900		212,296
MercadoLibre, Inc.*	11,400		591,318
MicroStrategy, Inc.*	8,378		787,700
Monolithic Power Systems, Inc.*	18,112		434,145
Multi-Fineline Electronix, Inc.*	14,000		397,180
Net 1 UEPS Technologies, Inc.*	14,000		271,880
Netezza Corp.*	61,399		595,570
Netgear, Inc.*	15,100		327,519
NetLogic Microsystems, Inc.*	73,238		3,387,991
NetSuite, Inc.*	29,612		473,200
OpenTable, Inc.*	22,200	[2]	565,212
Oplink Communications, Inc.*	17,300		283,547
OSI Systems, Inc.*	14,000		381,920
Palm, Inc.*	24,300	[2]	243,972
Pegasystems, Inc.	19,062		648,108
Plantronics, Inc.	49,966		1,298,117
PMC-Sierra, Inc.*	67,074		580,861
Power Integrations, Inc.	27,021		982,484
QLogic Corp.*	81,192		1,532,093
Rackspace Hosting, Inc.*	69,552	[2]	1,450,159
RF Micro Devices, Inc.*	52,600		250,902
RightNow Technologies, Inc.*	50,455		876,403
Riverbed Technology, Inc.*	12,673		291,099
Rovi Corp.*	78,450		2,500,202
S1 Corp.*	49,659		323,777
ScanSource, Inc.*	7,918		211,411
Semtech Corp.*	26,420		449,404
Silicon Laboratories, Inc.*	13,200		638,088
SINA Corp.*	5,600	[2]	253,008
Skyworks Solutions, Inc.*	95,160		1,350,320
SolarWinds, Inc.*	31,600	[2]	727,116
Solera Holdings, Inc.	18,924		681,453
STEC, Inc.*	3,858	[2]	63,040
SuccessFactors, Inc.*	62,400	[2]	1,034,592
Sybase, Inc.*	11,700		507,780
Synaptics, Inc.*	2,474		75,828
Synchronoss Technologies, Inc.*	30,036		474,869
SYNNEX Corp.*	9,000		275,940
Syntel, Inc.	17,791		676,592
Taleo Corp.*	96,123	[2]	2,260,813
TeleTech Holdings, Inc.*	65,160		1,305,155
Teradyne, Inc.*	49,000		525,770
Tessera Technologies, Inc.*	3,678		85,587
TIBCO Software, Inc.*	3,748		36,093
TNS, Inc.*	15,710		403,590
Veeco Instruments, Inc.*	49,419		1,632,804
VeriFone Holdings, Inc.*	60,601		992,644
Vistaprint N.V.*	13,305		753,861
Vocus, Inc.*	61,556		1,108,008
Websense, Inc.*	4,629		80,822
Wright Express Corp.*	40,719		1,297,307
Zoran Corp.*	31,400		346,970
Total Information Technology			68,169,369
Materials - 3.5%
AK Steel Holding Corp.	68,210		1,456,284
Bway Holding Co.*	46,432		892,423
Chemspec International, Ltd., ADR*	24,008		158,453
NewMarket Corp.	11,716		1,344,645
Rock-Tenn Co., Class A	24,452		1,232,625
Schweitzer-Mauduit International, Inc.	23,840		1,677,144
Scotts Co., The, Class A	8,500		334,135
Silgan Holdings, Inc.	5,559		321,755
STR Holdings, Inc.*	39,548	[2]	621,299
Total Materials			8,038,763
Telecommunication Services - 0.2%
Consolidated Communications Holdings, Inc.	19,700		344,750
Syniverse Holdings, Inc.*	4,961		86,718
Total Telecommunication Services			431,468
Utilities - 0.1%
ITC Holdings Corp.	4,180		217,736
Total Common Stocks (cost $162,150,075)			216,210,352

The accompanying notes are an integral part of these financial statements.

11

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Short-Term Investments - 31.1%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	18,661,000	$18,661,000
BNY Institutional Cash Reserves Fund, Series B*[3,4]	2,499,559	487,414
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	32,137,401	32,137,401
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.19%	19,923,085	19,923,085
Total Short-Term Investments (cost $73,221,045)		71,208,900
Total Investments - 125.4% (cost $235,371,120)		287,419,252
Other Assets, less Liabilities - (25.4)%		(58,232,150)
Net Assets - 100.0%		$229,187,102

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments.

Based on the cost of investments of $243,588,375 for Federal income tax purposes at December 31, 2009, the aggregate gross unrealized appreciation and depreciation were approximately $47,993,391 and $4,162,514, respectively, resulting in net unrealized appreciation of investments of $43,830,877.

*	Non-income producing security.
[1]	Yield shown for an investment company represents the December 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2009, amounting to a market value of $20,418,832, or approximately 8.9% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

Investments Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

12

Managers Special Equity Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments at value (including securities on loan valued at $20,418,832)*	$287,419,252
Receivable for investments sold	18,882,222
Receivable for Fund shares sold	66,933
Dividends, interest and other receivables	51,317
Prepaid expenses	13,408
Total assets	306,433,132
Liabilities:
Payable for Fund shares repurchased	32,603,758
Payable for investments purchased	22,959,828
Payable upon return of securities loaned	21,160,559
Accrued expenses:
Investment advisory and management fees	198,743
Administrative fees	55,206
Other	267,936
Total liabilities	77,246,030
Net Assets	$229,187,102
Managers Shares:
Net Assets	$221,158,719
Shares outstanding	5,585,051
Net asset value, offering and redemption price per share	$39.60
Institutional Class Shares:
Net Assets	$8,028,383
Shares outstanding	200,507
Net asset value, offering and redemption price per share	$40.04
Net Assets Represent:
Paid-in capital	$513,999,111
Undistributed net investment income	—
Accumulated net realized loss from investments	(336,860,141)
Net unrealized appreciation of investments	52,048,132
Net Assets	$229,187,102

* Investments at cost	$235,371,120

The accompanying notes are an integral part of these financial statements.

13

Managers Special Equity Fund

Statement of Operations

For the year ended December 31, 2009

Investment Income:
Dividend income	$1,371,507
Securities lending fees	244,638
Interest income	14
Foreign withholding tax	(6,807)
Total investment income	1,609,352
Expenses:
Investment management and advisory fees	2,905,178
Administrative fees	806,994
Transfer agent	804,566
Reports to shareholders	162,899
Custodian	147,919
Professional fees	124,622
Registration fees	54,154
Trustees fees and expenses	8,262
Miscellaneous	31,532
Total expenses before offsets	5,046,126
Expense reductions	(94,982)
Fee waivers	(27)
Net expenses	4,951,117
Net investment loss	(3,341,765)
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(68,748,383)
Net unrealized appreciation of investments	146,181,404
Net realized and unrealized gain	77,433,021
Net increase in net assets resulting from operations	$74,091,256

The accompanying notes are an integral part of these financial statements.

14

Managers Special Equity Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(3,341,765)	$(5,943,300)
Net realized loss on investments	(68,748,383)	(262,909,241)
Net unrealized appreciation (depreciation) of investments	146,181,404	(299,027,742)
Net increase (decrease) in net assets resulting from operations	74,091,256	(567,880,283)
Distributions to Shareholders:
From net realized gain on investments:
Managers Class	—	(60,482,450)
Institutional Class	—	(14,942,810)
Total distributions to shareholders	—	(75,425,260)
From Capital Share Transactions:
Managers Class:
Proceeds from sale of shares	31,884,153	187,952,090
Reinvestment of dividends and distributions	—	56,640,818
Cost of shares repurchased	(225,493,111)	(997,437,797)
Net decrease from Managers Class share transactions	(193,608,958)	(752,844,889)
Institutional Class:
Proceeds from sale of shares	12,754,238	116,771,071
Reinvestment of dividends and distributions	—	12,946,151
Cost of shares repurchased	(108,594,167)	(204,449,527)
Net decrease from Institutional Class share transactions	(95,839,929)	(74,732,305)
Net decrease from capital share transactions	(289,448,887)	(827,577,194)
Total decrease in net assets	(215,357,631)	(1,470,882,737)
Net Assets:
Beginning of year	444,544,733	1,915,427,470
End of year	$229,187,102	$444,544,733
End of year undistributed net investment income	—	—

Share Transactions:
Managers Class:
Sale of shares	1,041,783	3,473,798
Reinvested shares from dividends and distributions	—	1,951,786
Shares repurchased	(7,084,785)	(19,749,465)
Net decrease in shares	(6,043,002)	(14,323,881)
Institutional Class:
Sale of shares	421,778	2,489,353
Reinvested shares from dividends and distributions	—	441,999
Shares repurchased	(3,245,866)	(3,729,675)
Net decrease in shares	(2,824,088)	(798,323)

The accompanying notes are an integral part of these financial statements.

15

Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Class:	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$30.28	$64.27	$82.96	$86.78	$90.42
Income from Investment Operations:
Net investment loss	(0.34)[3]	(0.28)[3]	(0.51)[3]	(0.14)[3]	(0.54)[3]
Net realized and unrealized gain (loss) on investments	9.66 [3]	(27.93)[3]	0.55 [3]	9.88 [3]	4.18 [3]
Total from investment operations	9.32	(28.21)	0.04	9.74	3.64
Less Distributions to Shareholders from:
Net realized gain on investments	—	(5.78)	(18.73)	(13.56)	(7.28)
Net Asset Value, End of Year	$39.60	$30.28	$64.27	$82.96	$86.78
Total Return [1]	30.78%	(43.49)%	(0.60)%	11.28%	4.00%
Ratio of net expenses to average net assets	1.58%	1.48%	1.43%	1.42%	1.40%
Ratio of net investment loss to average net assets[1]	(1.08)%	(0.52)%	(0.59)%	(0.15)%	(0.60)%
Portfolio turnover	186%	138%	67%	76%	80%
Net assets at end of year (000’s omitted)	$221,159	$352,106	$1,668,031	$2,551,703	$2,834,314

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.61%	1.51%	1.46%	1.47%	1.45%
Ratio of net investment loss to average net assets	(1.11)%	(0.55)%	(0.62)%	(0.20)%	(0.65)%

	For the year ended December 31,
Institutional Class:	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$30.56	$64.71	$83.56	$87.09	$90.56
Income from Investment Operations:
Net investment income (loss)	(0.26)[3]	(0.15)[3]	(0.32)[3]	0.10 [3]	(0.33)[3]
Net realized and unrealized gain (loss) on investments	9.74 [3]	(28.16)[3]	0.52 [3]	9.93 [3]	4.14 [3]
Total from investment operations	9.48	(28.31)	0.20	10.03	3.81
Less Distributions to Shareholders from:
Net realized gain on investments	—	(5.84)	(19.05)	(13.56)	(7.28)
Net Asset Value, End of Year	$40.04	$30.56	$64.71	$83.56	$87.09
Total Return [1]	31.02%[4]	(43.35)%	(0.39)%	11.56%[4]	4.21%
Ratio of net expenses to average net assets	1.33%	1.23%	1.20%	1.18%	1.20%
Ratio of net investment income (loss) to average net assets[1]	(0.83)%	(0.29)%	(0.36)%	0.09%	(0.56)%
Portfolio turnover	186%	138%	67%	76%	80%
Net assets at end of year (000’s omitted)	$8,028	$92,439	$247,396	$561,994	$510,541

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.36%	1.26%	1.23%	1.23%	1.25%
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.32)%	(0.39)%	0.04%	(0.61)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

16

Managers Special Equity Fund

Notes to Financial Statements

December 31, 2009

1. Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Special Equity Fund (“Special Equity” or the “Fund”).

The Fund offers both Managers Class shares and Institutional Class shares. The Institutional Class shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $2,500,000. Managers Class shares are offered to all other investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contigent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

17

Managers Special Equity Fund

Notes to Financial Statements (continued)

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Special Equity
Investments in Securities
Common Stocks[1]	$216,210,352	—	—	$216,210,352
Short-Term Investments	70,721,486	$487,414	—	71,208,900

Total Investments in Securities	$286,931,838	$487,414	—	$287,419,252

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

18

Managers Special Equity Fund

Notes to Financial Statements (continued)

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2009, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratios was as follows: $93,612 or 0.03% annualized.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2009, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2009, the Fund incurred overdraft fees of $2,445.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2009, the transfer agent expense was reduced by $1,370.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2009, the management fee was reduced $27.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	2009	2008
Distributions paid from:
Ordinary income	—	—
Short-term capital gains	—	$517,105
Long-term capital gains	—	74,908,155

	—	$75,425,260

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—
Ordinary income - dividends received deduction	—	—

As of December 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$328,642,886
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

19

Managers Special Equity Fund

Notes to Financial Statements (continued)

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of December 31, 2009, the Fund had accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Special Equity	$145,021,109	2016
	183,621,777	2017

Total	$328,642,886

For the year ended December 31, 2009, the Fund did not utilize any capital loss carryovers.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2009, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: three collectively own 60%. Transactions by these shareholders may have a material impact on the Fund.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by portfolio managers who serve pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets, is 0.90%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry

20

Managers Special Equity Fund

Notes to Financial Statements (continued)

Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through December 31, 2009, the Fund borrowed varying amounts up to $7,491,947 over 7 days paying interest of $573 from other Funds in the Fund Family. The Fund also lent varying amounts up to $275,166 over 2 days earning interest of $14 to other Funds in the Fund Family. The interest amounts are presented in the Statement of Operations in interest income or as miscellaneous expense.

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities and U.S. government obligations, for the year ended December 31, 2009, were $584,636,518 and $881,924,642, respectively. There were no purchases or sales of U.S. government obligations.

4. Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of this position is not material to the Fund. The Fund’s position in the separate sleeve of the ICRF Fund is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund has determined that no additional material events or transactions occurred subsequent to December 31, 2009, and through February 25, 2010, the date of the issuance of the Fund’s financial statements, which require additional disclosure in the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2009, $0 or, if subsequently determined to be different, the net capital gains of such year.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Special Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Special Equity Fund (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2010

22

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 34 Funds in Fund Complex

Professor of Finance, Boston University School of

Management (1972-Present); Trustee of Appleton

Growth Fund (1 portfolio); Trustee of Third Avenue Trust

(5 portfolios); Trustee of Third Avenue Variable Trust

(1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).
* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

23

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769 Providence,

Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
EMERGING MARKETS EQUITY Rexiter Capital Management Limited Schroder Investment Management North America Inc.	CHICAGO EQUITY PARTNERS MID-CAP Chicago Equity Partners, LLC	CHICAGO EQUITY PARTNERS BALANCED Chicago Equity Partners, LLC
ALTERNATIVE FUNDS

ESSEX GROWTH ESSEX LARGE CAP GROWTH ESSEX SMALL/MICRO CAP GROWTH Essex Investment Management Co., LLC	REAL ESTATE SECURITIES Urdang Securities Management, Inc. RENAISSANCE LARGE CAP GROWTH Renaissance Group LLC	FQ GLOBAL ALTERNATIVES FQ GLOBAL ESSENTIALS First Quadrant, L.P.
INCOME FUNDS

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

MONEY MARKET JPMorgan Investment Advisors Inc.
www.managersinvest.com

ANNUAL REPORT

Managers Funds

December 31, 2009

Managers Bond Fund

AR019-1209

Managers Bond Fund

Annual Report – December 31, 2009

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOT, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	19
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	20
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	21
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	22
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	23
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

TRUSTEES AND OFFICERS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like the one detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Fund. Following this letter, we also provide the Portfolio Manager’s discussion of its investment management approach, performance results, and market outlook.

The year 2009 will go down in the history books as one in which securities markets sank to unimaginable levels and some investors briefly questioned the viability of capitalism. As it turned out, capitalism did not cease to exist and equities, as well as credit-sensitive fixed income securities, managed to regroup and record one of the most impressive rebounds in the history of the capital markets. The government’s unprecedented efforts with respect to healing the economy and stabilizing the securities markets via programs such as the Troubled Asset Relief Program (“TARP”), the Public-Private Investment Program (“PPIP”) and the Term Asset-Backed Securities Loan Facility (“TALF”) seem to have achieved their desired short-term effects, although some would argue that the programs played a minor role in the stabilization of the markets and that free market forces simply corrected oversold conditions, just as they have on numerous occasions in the past.

Against this backdrop, the performance of the Managers Bond Fund (the “Fund”), was exceptionally strong on an absolute and relative basis, as detailed below.

Periods Ended 12/31/09	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
Managers Bond Fund	13.30%	31.17%	5.53%	5.33%	7.23%	6/1/1984
Barclays Capital U.S. Government/Credit Bond Index	3.94%	4.52%	5.81%	4.71%	6.34%

1

Letter to Shareholders (continued)

For the 12-month period ending December 31, 2009, Managers Bond Fund returned 31.17%, easily outpacing the 4.52% return for the Barclays Capital U.S. Government/Credit Bond Index (the “Index”). Much of the Fund’s solid performance, both absolute and relative to the Index, was driven by a greater than benchmark exposure to investment-grade corporate bonds and the related underweight to U.S. Treasuries. After widening to historic levels during the 2008 crisis, yield spreads on corporate bonds narrowed throughout 2009, driving prices on these bonds higher. This trend was the primary driver of the Fund’s performance during the period. For more detailed information on market conditions and drivers of performance, please see the management discussion and analysis section of this report.

The following report covers the one-year period ended December 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2009	Expense Ratio for the Period	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Expenses Paid During the Period*

Managers Bond Fund

Based on Actual Fund Return	0.99%	$1,000	$1,133	$5.32

Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Bond Fund

Investment Manager’s Comments

The Year in Review

The Managers Bond Fund returned 31.17% for the year ended December 31, 2009, widely outpacing the Barclays Capital U.S. Government/Credit Bond Index, which returned 4.52%.

Just a year ago, much of the globe faced a deep recession and a significant financial crisis. Yield spreads on corporate bonds had widened to historic levels, reflecting investors’ fear of the potential for a sizeable uptick in defaults. Liquidity in the fixed income markets was nearly non-existent. Following months of global policy intervention on a scale never before seen, the economy has begun to claw back, banks are stronger, and financial markets are operating more efficiently. Yield spreads on corporate bonds have narrowed dramatically, reflecting the prospects of slow growth rather than the disaster scenario from last year. Spreads on investment-grade corporate bonds peaked at the end of last year at roughly 600 basis points over U.S. Treasuries. That spread shrunk to roughly 170 basis points by the end of 2009.

The Fund’s performance relative to the Index during 2009 was primarily driven by an overweight in corporate bonds and a related underweight in U.S. Treasuries. While this exact exposure detracted from performance in 2008, the Fund benefited from the narrowing of spreads in 2009. A sizeable portion of the Fund’s corporate exposure is in BBB-rated securities, which are at the lower end of the investment-grade credit scale. These securities were among the hardest hit in 2008, and bounced back strongest in 2009. The Fund’s exposure to non-U.S. Dollar denominated securities contributed positively during the period, particularly those tied to commodity-related currencies such as the Australian Dollar, New Zealand Dollar, and the Canadian Dollar. A modest exposure to both asset-backed and convertible securities also benefited the Fund, as both segments of the market performed well.

Looking Forward

The Fund’s subadvisor, Loomis Sayles & Co., L.P. (“Loomis”), believes we are in the early stages of economic recovery and valuations broadly reflect that. They expect yields to remain low, with a bias to move higher during the year as economic conditions likely improve. If this happens, U.S. Treasuries will likely underperform. Investor appetite for risk assets may remain strong as they continue to seek incremental yield. Underlying that bid is the belief that economic growth and market liquidity will be sufficiently supportive. Loomis believes that market opportunities are fewer and farther between, relative to a year ago. It suggests that we’ve exited the crisis period when many investments were priced at or near distressed levels. After the tremendous rally in risk assets in 2009, it would be hard to call any major market sector “cheap.” Within each sector, however, lie pockets of value waiting to be found. The constituents within each sector are by no means identical, with a diverse set of characteristics and range of valuations. Global markets provide a broad example, with a spectrum of offerings (bond and currency) from high-grade developed sovereigns to lower-rated emerging markets. The economies of Europe and Japan have their challenges, and Loomis thinks the U.S. Dollar will hold up against those currencies. However, the Dollar may weaken against non-Japan Asian currencies if that region continues to experience stronger growth.

Within securitized assets, Loomis is cautious on agency mortgage-backed securities but views carefully selected non-agency offerings as potentially attractive where the credit fundamentals are satisfactorily supported by their economic outlook, liquidity is good, and supply scarce. Within the corporate bond market, particularly in the BBB to B-rated buckets, lies a diverse set of industries and issuers priced at a wide range of spreads. Loomis currently advocates a specific risk strategy in the Fund, as opposed to a strategy that emphasizes market risk. This approach requires extra diligence in identifying attractive bonds, but also provides the opportunity to capture additional yield, which may ultimately help offset future price declines. While Loomis expects U.S. Treasuries to underperform in 2010 as they did in 2009, they believe the performance for most other sectors is likely to look very different this year. Returns may be positive but lower, and probably more varied, as the major sectors are no longer wildly mispriced. Still, if the economy continues to chug along, Loomis believes investors may be able to earn positive returns. Loomis plans to stay nimble, because if the economy tilts weaker, it might be necessary to take some risk off the table.

Cumulative Total Return Performance

Managers Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Government/Credit Bond Index is an index of investment-grade government and corporate

4

Managers Bond Fund

Investment Manager’s Comments (continued)

bonds with a maturity rate of more than one year. Unlike the Fund, the Barclays Capital U.S. Government/Credit Bond Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of all income. This chart compares a hypothetical $10,000 investment made in the Managers Bond Fund on December 31, 1999, to a $10,000 investment made in the Barclays Capital U.S. Government/Credit Bond Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced. Past performance is not indicative of future results.

The table below shows the average annual total returns from December 31, 1999 through December 31, 2009 of the Managers Bond Fund and the Barclays Capital U.S. Government / Credit Bond Index for the same time periods.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years
Bond Fund [2,3,4,5]	31.17%	5.33%	7.23%
Barclays Capital U.S. Govt./Credit Bond Index	4.52%	4.71%	6.34%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk, and fluctuations in a debtor’s perceived ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Managers Bond Fund

Fund Snapshot

December 31, 2009

Portfolio Breakdown

Industry	Managers Bond Fund**	Barclays Capital U.S. Govt./ Credit Bond Index
Corporate	70.1%	31.5%
U.S. Government	9.1%	61.4%
Foreign Government	6.6%	7.1%
Asset-Backed Securities	4.5%	0.0%
Municipal Bonds	1.4%	0.0%
Preferred Stocks	1.0%	0.0%
Mortgage-Backed Securities	0.3%	0.0%
Other Assets and Liabilities	7.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
International Paper Co., 7.950%, 06/15/18*	2.5%
Kinder Morgan Energy Partners L.P., 5.950%, 02/15/18*	2.2
USTN, 1.000%, 08/31/11	2.0
Southwestern Electric Power Co., 4.650%, 01/15/19*	1.9
American General Finance Corp., Series MTN, Series J, 6.900%, 12/15/17	1.8
Canadian Government Bond, 2.000%, 09/01/12	1.8
Equitable Resources, Inc., 6.500%, 04/01/18*	1.7
Merrill Lynch & Co., Inc., 6.110%, 11/29/37*	1.6
FNMA, 1.375%, 04/28/11	1.5
Dun & Bradstreet Corp., The, 6.000%, 04/01/13*	1.5

Top Ten as a Group	18.5%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2009

Security Description	Principal Amount			Value
Corporate Bonds - 70.1%
Financials - 17.4%
American General Finance Corp.,
5.400%, 12/01/15		$5,000,000		$3,437,560
MTN, Series J, 6.900%, 12/15/17		57,315,000		39,796,901
Bank of America Capital Trust VI, 5.625%, 03/08/35		3,085,000		2,469,379
Barclays Capital Corp.,
4.160%, 02/22/10 (a)	THB	25,000,000		754,078
Series EMTN, 4.100%, 03/22/10 (a)	THB	26,000,000		786,903
BNP Paribas SA DN, 8.475%, 06/13/11 (a)[4]	IDR	19,645,500,000		1,853,933
Camden Property Trust, 5.700%, 05/15/17		5,205,000		4,909,413
Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)[5]		10,805,000		10,574,367
CIT Group, Inc.,
7.000%, 05/01/13		106,487	[2]	99,299
7.000%, 05/01/14		509,731		473,413
7.000%, 05/01/15		509,731		456,209
7.000%, 05/01/16		516,223		454,276
7.000%, 05/01/17		822,711		713,702
Citibank, NA, 15.000%, 07/02/10 (a)	BRL	2,000,000		1,182,079
Citigroup, Inc., 5.500%, 10/15/14		21,385,000		21,652,975
Colonial Realty, L.P., 4.800%, 04/01/11		1,005,000		978,915
Duke Realty, L.P.,
5.950%, 02/15/17		2,210,000		2,056,845
6.500%, 01/15/18		5,000,000		4,735,400
Equity One, Inc., 6.000%, 09/15/17		5,915,000		5,312,321
ERP Operating, L.P.,
5.125%, 03/15/16		600,000		584,893
5.750%, 06/15/17		1,450,000		1,450,164
First Industrial L.P., 5.950%, 05/15/17		15,000,000		10,675,470
GE Capital Australia Funding Pty., Ltd., Series EMTN, 8.000%, 02/13/12	AUD	3,965,000		3,686,548
General Electric Capital Corp.,
2.960%, 05/18/12	SGD	4,400,000		3,103,136
3.485%, 03/08/12	SGD	16,500,000		11,779,650
6.500%, 09/28/15	NZD	14,950,000		10,578,657
6.625%, 02/04/10	NZD	3,500,000		2,545,929
6.750%, 09/26/16	NZD	6,390,000		4,504,302

The accompanying notes are an integral part of these financial statements.

7

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Financials - 17.4% (continued)
GMAC LLC,
6.000%, 12/15/11 (a)		$1,127,000		$1,104,460
6.625%, 05/15/12 (a)		1,374,000		1,346,520
6.750%, 12/01/14 (a)		1,019,000		968,050
6.875%, 09/15/11 (a)		158,000		155,630
6.875%, 08/28/12 (a)		253,000		247,940
7.000%, 02/01/12 (a)		763,000	[2]	751,555
7.250%, 03/02/11 (a)		816,000		807,840
7.500%, 12/31/13 (a)		584,000		563,560
8.000%, 12/31/18 (a)		1,366,000		1,202,080
8.000%, 11/01/31 (a)		1,427,000		1,284,300
Highwoods Realty, L.P.,
5.850%, 03/15/17		3,680,000		3,357,058
7.500%, 04/15/18		2,405,000		2,341,051
ICICI Bank, Ltd., 6.375%, 04/30/22 (a)[7]		900,000		807,942
International Lease Finance Corp.,
5.000%, 04/15/10		320,000		315,196
5.125%, 11/01/10		720,000		691,250
5.550%, 09/05/12		345,000		287,279
6.375%, 03/25/13		1,730,000		1,422,371
iStar Financial, Inc.,
0.751%, 10/01/12 (04/01/10)[6,9]		8,095,000		4,462,774
5.125%, 04/01/11		280,000	[2]	204,400
5.150%, 03/01/12		4,360,000	[2]	2,659,600
5.375%, 04/15/10		830,000		791,612
5.500%, 06/15/12		260,000		156,000
5.650%, 09/15/11		3,095,000	[2]	2,274,825
5.700%, 03/01/14		15,000		8,400
5.800%, 03/15/11		640,000	[2]	480,000
5.850%, 03/15/17		325,000		182,000
5.875%, 03/15/16		1,340,000		753,750
5.950%, 10/15/13		4,725,000		2,752,312
6.050%, 04/15/15		620,000		348,750
8.625%, 06/01/13		425,000		272,000
JPMorgan Chase & Co.,
7.567%, 03/28/11 (a)[4]	IDR	932,700,000		90,530
8.777%, 04/12/12 (a)[4]	IDR	40,733,437,680		3,564,338
11.923%, 05/17/10 (a)[4]	BRL	3,600,000		1,978,656
JPMorgan International, 7.059%, 10/21/10 (a)[4]	IDR	16,627,462,500		1,673,011
KfW Bankengruppe, 10.750%, 02/01/10	ISK	20,000,000		159,958

The accompanying notes are an integral part of these financial statements.

8

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Financials - 17.4% (continued)
Marsh & McLennan Companies, Inc.,
5.375%, 07/15/14		$4,390,000		$4,489,723
5.750%, 09/15/15		11,939,000		12,455,589
5.875%, 08/01/33		10,360,000		9,197,276
MBIA Insurance Corp., 14.000%, 01/15/33 (a)[7]		525,000	[2]	225,750
Merrill Lynch & Co., Inc.,
4.625%, 09/14/18	EUR	1,750,000		2,234,035
6.110%, 01/29/37		38,050,000		35,079,133
10.710%, 03/08/17	BRL	2,500,000		1,364,159
Series MTN, 6.050%, 06/01/34		22,100,000		19,838,065
Morgan Stanley,
4.750%, 04/01/14		10,715,000		10,776,579
5.550%, 04/27/17		11,000,000		11,048,697
6.625%, 04/01/18		3,095,000		3,346,215
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		13,925,000		11,713,390
National City Bank of Indiana, 4.250%, 07/01/18		6,310,000		5,760,683
National City Corp., 6.875%, 05/15/19		1,905,000		2,016,444
National Life Insurance Co., 10.500%, 09/15/39 (a)		5,000,000		5,204,815
PF Export Receivable Master Trust, 6.436%, 06/01/15 (a)		443,818		450,475
ProLogis Trust,
5.625%, 11/15/15		345,000		328,057
5.750%, 04/01/16		280,000		262,987
Realty Income Corp., 6.750%, 08/15/19		7,675,000		7,515,475
Simon Property Group, L.P., 5.750%, 12/01/15		445,000		453,790
SLM Corp.,
5.000%, 10/01/13		2,060,000		1,895,076
5.000%, 04/15/15		50,000		43,557
5.125%, 08/27/12		540,000		506,236
5.375%, 01/15/13		2,460,000		2,320,592
5.375%, 05/15/14		300,000		276,711
5.400%, 10/25/11		520,000		519,541
6.500%, 06/15/10[5]	NZD	500,000		353,322
8.450%, 06/15/18		18,665,000		18,417,745
WEA Finance LLC / WT Finance Australia Ltd., 6.750%, 09/02/19 (a)		8,325,000		8,938,910
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17 (a)		4,555,000		4,274,735
Willis North America, Inc.,
6.200%, 03/28/17		5,685,000		5,635,677
7.000%, 09/29/19		2,860,000		2,912,212
Total Financials				381,929,366

The accompanying notes are an integral part of these financial statements.

9

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 43.4%
Agilent Technologies, Inc., 6.500%, 11/01/17	$6,945,000		$7,349,525
Albertson’s, Inc.,
6.625%, 06/01/28	1,015,000		772,669
7.450%, 08/01/29	3,195,000		2,739,712
7.750%, 06/15/26	915,000		818,925
American President, Ltd., 8.000%, 01/15/24[5]	250,000		230,000
Anadarko Petroleum Corp., 6.450%, 09/15/36	13,875,000		14,490,620
Anheuser-Busch Companies, Inc., 5.950%, 01/15/33	6,177,000		6,048,105
AT&T Corp.,
6.500%, 03/15/29	6,415,000		6,385,690
6.500%, 09/01/37	1,230,000		1,274,895
Avnet, Inc.,
5.875%, 03/15/14	11,000,000		11,405,262
6.000%, 09/01/15	5,340,000		5,421,969
6.625%, 09/15/16	1,370,000		1,413,411
Bell Atlantic Pennsylvania, Inc., 6.000%, 12/01/28	1,335,000		1,190,875
BellSouth Corp., 6.000%, 11/15/34	2,370,000		2,312,724
Canadian Pacific Railway Co.,
5.750%, 03/15/33	195,000		179,968
5.950%, 05/15/37	9,340,000		8,867,583
Chartered Semiconductor Manufacturing, Ltd., 6.250%, 04/04/13	5,600,000		5,589,114
CIGNA Corp., 6.150%, 11/15/36	6,830,000		6,101,396
Comcast Corp.,
5.650%, 06/15/35	10,210,000		9,543,573
6.500%, 11/15/35	925,000		959,096
6.950%, 08/15/37	19,230,000		20,958,642
Continental Airlines, Inc.,
5.983%, 04/19/22	18,135,000		17,500,275
6.795%, 08/02/20	41,251		37,125
Series 00A1, 8.048%, 11/01/20	100,659		98,897
Series B, 6.903%, 04/19/22	5,595,000	[2]	4,867,650
Corn Products International, Inc., 6.625%, 04/15/37	4,055,000		3,805,094
Corning, Inc.,
6.850%, 03/01/29	9,142,000		9,131,203
7.250%, 08/15/36	1,185,000		1,207,426
CSX Corp., 6.000%, 10/01/36	7,909,000		7,814,733
Cummins Engine Co., Inc.,
5.650%, 03/01/98	11,235,000		7,006,595
6.750%, 02/15/27	2,853,000		2,743,801
7.125%, 03/01/28	50,000		49,318

The accompanying notes are an integral part of these financial statements.

10

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 43.4% (continued)
Cytec Industries, Inc., 6.000%, 10/01/15	$875,000	$922,442
Darden Restaurants, Inc., 6.000%, 08/15/35	2,635,000	2,392,517
Delta Air Lines, Inc., 8.021%, 08/10/22	14,017,885	12,300,694
Dillards, Inc., 7.000%, 12/01/28	225,000	165,375
DP World, Ltd., 6.850%, 07/02/37 (a)	28,350,000	21,807,444
Duke Energy Field Services LLC, 6.450%, 11/03/36 (a)	2,615,000	2,474,512
Dun & Bradstreet Corp., The, 6.000%, 04/01/13	32,120,000	33,065,934
El Paso Corp., 6.950%, 06/01/28	1,030,000	883,418
Energy Transfer Partners, L.P.,
6.125%, 02/15/17	700,000	726,053
6.625%, 10/15/36	1,805,000	1,801,390
Enterprise Products Operating L.P., 6.300%, 09/15/17	8,440,000	9,085,854
Equifax, Inc., 7.000%, 07/01/37	4,421,000	4,346,855
Equitable Resources, Inc., 6.500%, 04/01/18	35,420,000	36,338,477
ERAC USA Finance Co.,
6.375%, 10/15/17 (a)	4,910,000	4,959,429
6.700%, 06/01/34 (a)	1,250,000	1,104,738
7.000%, 10/15/37 (a)	19,033,000	18,629,653
Foot Locker, Inc., 8.500%, 01/15/22	570,000	538,650
Ford Motor Co., 6.375%, 02/01/29	1,990,000	1,537,275
Freescale Semiconductor, Inc., 10.125%, 12/15/16	270,000	217,350
GATX Corp., 4.750%, 10/01/12	8,965,000	9,154,502
GTE Corp., 6.940%, 04/15/28	130,000	133,366
HCA, Inc.,
5.750%, 03/15/14	5,960,000	5,602,400
6.250%, 02/15/13	2,200,000	2,139,500
6.375%, 01/15/15	2,330,000	2,198,938
6.625%, 02/15/16	6,850,000	6,507,500
7.050%, 12/01/27	1,685,000	1,444,888
7.750%, 07/15/36	330,000	293,700
Home Depot, Inc., The, 5.875%, 12/16/36	12,325,000	11,896,793
Hospira, Inc., 6.050%, 03/30/17	3,395,000	3,553,258
Intel Corp.,
2.950%, 12/15/35[9]	6,230,000	6,011,950
3.250%, 08/01/39 (a)[9]	15,000,000	17,231,250
International Paper Co.,
7.500%, 08/15/21	1,000,000	1,120,471
7.950%, 06/15/18	48,010,000	55,375,215
Intuit, Inc., 5.750%, 03/15/17	3,560,000	3,687,281

The accompanying notes are an integral part of these financial statements.

11

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 43.4% (continued)
Kinder Morgan Energy Partners L.P.,
5.800%, 03/15/35	$3,360,000		$3,113,013
5.950%, 02/15/18	44,630,000		47,272,766
KLA Instruments Corp., 6.900%, 05/01/18	24,365,000		25,635,415
Koninklijke Philips Electronics, N.V., 6.875%, 03/11/38	6,155,000		6,982,183
Kraft Foods, Inc., 6.500%, 11/01/31	8,210,000		8,247,158
Lowe’s Companies, Inc., 6.875%, 02/15/28	500,000		561,984
Lubrizol Corp., 6.500%, 10/01/34	16,940,000		17,316,813
Lucent Technologies, Inc.,
6.450%, 03/15/29	4,335,000		3,104,944
6.500%, 01/15/28	305,000		216,931
Marks & Spencer Group PLC, 7.125%, 12/01/37 (a)	4,725,000		4,801,800
Masco Corp., 5.850%, 03/15/17	8,150,000		7,583,233
Methanex Corp., 6.000%, 08/15/15	3,825,000		3,262,641
Missouri Pacific Railroad Co., 5.000%, 01/01/45[5]	825,000		552,750
Motorola, Inc.,
5.220%, 10/01/97	895,000		462,451
6.500%, 09/01/25	1,345,000		1,168,552
6.500%, 11/15/28	1,430,000	[2]	1,230,073
8.000%, 11/01/11	1,075,000		1,149,700
New England Telephone & Telegraph Co., 7.875%, 11/15/29	2,390,000		2,614,672
News America, Inc.,
6.150%, 03/01/37	4,075,000		4,054,169
6.200%, 12/15/34	3,440,000		3,457,252
6.400%, 12/15/35	5,820,000		5,976,203
Nextel Communications, Inc., 5.950%, 03/15/14	13,220,000		12,344,175
NGPL Pipeco LLC, 7.119%, 12/15/17 (a)	21,980,000		24,254,315
Northwest Airlines, Inc., 8.028%, 11/01/17	8,326,007	[2]	6,619,175
ONEOK Partners, L.P.,
6.000%, 06/15/35	9,210,000		8,595,923
6.650%, 10/01/36	2,650,000		2,702,796
Owens & Minor, Inc., 6.350%, 04/15/16[5]	1,355,000		1,239,389
Owens Corning, Inc.,
6.500%, 12/01/16	4,560,000		4,669,773
7.000%, 12/01/36	8,895,000		8,295,842
Panhandle Eastern Pipe Line Co., L.P.,
6.200%, 11/01/17	5,520,000		5,836,699
7.000%, 06/15/18	26,505,000		29,267,298
Plains All American Pipeline L.P.,
6.125%, 01/15/17	2,770,000		2,909,506
6.500%, 05/01/18	8,975,000		9,597,748
6.650%, 01/15/37	5,960,000		6,080,630

The accompanying notes are an integral part of these financial statements.

12

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 43.4% (continued)
Pulte Homes, Inc.,
6.000%, 02/15/35	$10,320,000	$8,152,800
6.375%, 05/15/33	4,670,000	3,771,025
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	11,800,000	11,903,698
Questar Market Resources, Inc., 6.800%, 04/01/18	27,465,000	28,621,386
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	620,000	536,300
6.875%, 07/15/28	1,190,000	963,900
7.625%, 08/03/21	2,135,000	1,900,150
Qwest Corp.,
6.500%, 06/01/17	155,000	152,288
6.875%, 09/15/33	7,209,000	6,343,920
7.200%, 11/10/26	435,000	393,675
7.250%, 09/15/25	1,185,000	1,096,125
7.250%, 10/15/35	2,165,000	1,905,200
7.500%, 06/15/23	739,000	698,355
Reynolds American, Inc.,
6.750%, 06/15/17	8,170,000	8,460,901
7.250%, 06/15/37	2,000,000	2,014,156
Rowan Cos., Inc., 7.875%, 08/01/19	4,710,000	5,240,304
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	3,960,000	4,139,253
Southern Natural Gas Co., 5.900%, 04/01/17 (a)	4,765,000	4,893,350
Talisman Energy, Inc.,
5.850%, 02/01/37	3,674,000	3,510,287
6.250%, 02/01/38	3,635,000	3,639,100
Telecom Italia Capital S.p.A.,
6.000%, 09/30/34	3,210,000	3,035,655
6.375%, 11/15/33	3,170,000	3,125,363
Telekom Malaysia Berhad, 7.875%, 08/01/25 (a)	250,000	294,435
Texas Eastern Transmission, L.P., 6.000%, 09/15/17 (a)	3,000,000	3,157,275
Toll Brothers Finance Corp., 5.150%, 05/15/15	3,785,000	3,621,708
Toro Co., The, 6.625%, 05/01/37[5]	6,810,000	5,497,509
Transocean, Inc., 7.375%, 04/15/18	500,000	569,177
U.S. Steel Corp.,
6.650%, 06/01/37	3,595,000	2,892,113
7.000%, 02/01/18	17,850,000	17,483,968
United Airlines, Inc., 6.636%, 07/02/22	16,967,082	14,422,019
UnitedHealth Group, Inc.,
5.800%, 03/15/36	13,506,000	12,104,644
6.500%, 06/15/37	310,000	305,690
6.625%, 11/15/37	1,540,000	1,542,755

The accompanying notes are an integral part of these financial statements.

13

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 43.4% (continued)
USG Corp., 6.300%, 11/15/16	$1,410,000	$1,261,950
V.F. Corp., 6.450%, 11/01/37	9,334,000	9,819,545
Vale Overseas Ltd., 6.875%, 11/01/36	3,665,000	3,661,925
Verizon Global Funding Corp., 5.850%, 09/15/35	5,990,000	5,841,041
Verizon Maryland, Inc., 5.125%, 06/15/33	1,055,000	834,685
Verizon New York, Inc., Series B, 7.375%, 04/01/32	1,755,000	1,890,491
Viacom, Inc., 6.875%, 04/30/36	302,000	326,554
Weatherford International, Inc., 6.500%, 08/01/36	1,565,000	1,494,617
Wellpoint, Inc., 6.375%, 06/15/37	13,650,000	13,889,926
Western Union Co., 6.200%, 11/17/36	12,735,000	12,667,836
Weyerhaeuser Co., 6.875%, 12/15/33	12,890,000	11,428,738
White Pine Hydro LLC,
6.310%, 07/10/17 (a)[5]	1,700,000	1,427,675
6.960%, 07/10/37 (a)[5]	1,645,000	1,134,190
Williams Cos., Inc., Series A, 7.500%, 01/15/31	1,000,000	1,078,733
Total Industrials		952,289,305
Utilities - 9.3%
Abu Dhabi National Energy Co., 7.250%, 08/01/18 (a)	21,130,000	21,542,162
Ameren Energy Generating Co., 7.000%, 04/15/18	22,700,000	23,527,574
Baltimore Gas & Electric Co., 5.200%, 06/15/33	1,470,000	1,282,800
Bruce Mansfield Unit 1 2, 6.850%, 06/01/34[5]	10,716,013	10,791,102
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36	15,645,000	14,573,552
Empresa Nacional de Electricidad, 7.875%, 02/01/27	2,900,000	3,230,296
Illinois Power Co., 6.250%, 04/01/18	26,000,000	27,552,122
ITC Holdings Corp.,
5.875%, 09/30/16 (a)	2,410,000	2,434,004
6.375%, 09/30/36 (a)	3,605,000	3,337,459
Mackinaw Power LLC, 6.296%, 10/31/23 (a)	9,200,513	9,023,495
Nisource Finance Corp.,
6.400%, 03/15/18	27,910,000	29,008,648
6.800%, 01/15/19	11,625,000	12,432,321
Southwestern Electric Power Co., 6.450%, 01/15/19	39,195,000	41,979,413
Tenaga Nasional Berhad, 7.500%, 11/01/25 (a)	2,000,000	2,248,428
Toledo Edison Co., 6.150%, 05/15/37	1,975,000	1,951,373
Total Utilities		204,914,749
Total Corporate Bonds (cost $1,520,223,792)		1,539,133,420

The accompanying notes are an integral part of these financial statements.

14

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Foreign Government Obligations - 6.6%
Alberta, Province of, 5.930%, 09/16/16	CAD	138,125		$145,766
Brazil, Republic of,
10.250%, 01/10/28	BRL	5,750,000		3,302,700
12.500%, 01/05/22	BRL	5,160,000	[2]	3,349,110
Canadian Government,
1.000%, 09/01/11	CAD	2,660,000		2,530,389
1.250%, 12/01/11	CAD	400,000		380,800
2.000%, 09/01/12	CAD	41,000,000		39,274,304
2.750%, 12/01/10	CAD	7,940,000		7,735,474
3.500%, 06/01/13	CAD	5,964,000		5,929,272
3.750%, 09/01/11	CAD	4,160,000		4,135,776
3.750%, 06/01/12	CAD	12,235,000		12,241,200
Eurofima, 11.000%, 02/05/10	ISK	60,000,000		479,875
European Investment Bank,
7.000%, 01/18/12	NZD	4,746,000		3,603,937
7.233%, 03/10/21[4]	AUD	5,000,000		2,027,648
8.609%, 04/24/13 (a)[4]	IDR	50,074,770,000		4,031,032
11.250%, 02/14/13	BRL	13,490,000	[2]	7,990,171
Inter-American Development Bank,
6.000%, 12/15/17	NZD	4,215,000		3,002,326
9.615%, 05/20/13[4]	IDR	45,580,000,000		3,529,964
Series EMTN, 11.203%, 09/23/13[4]	IDR	33,430,000,000		2,502,891
International Bank for Reconstruction & Development,
9.500%, 05/27/10	ISK	179,000,000		1,439,575
Series GDIF, 1.430%, 03/05/14	SGD	5,800,000		3,978,622
Mexican Government,
8.000%, 12/07/23	MXN	141,360,000		10,431,810
9.000%, 12/20/12	MXN	26,900,000		2,177,786
Series M 10, 7.250%, 12/15/16	MXN	31,000,000		2,330,640
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/10	AUD	10,320,000		9,484,031
Province of Manitoba Canada, 6.360%, 09/01/15	NZD	5,000,000		3,594,608
Queensland Treasury Corp., 7.125%, 09/18/17 (a)	NZD	7,500,000		5,670,245
Total Foreign Government Obligations (cost $142,302,936)				145,299,952
Municipal Bonds - 1.4%
Buckeye Tobacco Settlement Financing Authority, Asset-A-2, 5.875%, 06/01/47[5]		$5,035,000		3,785,263
California State, 4.500%, 08/01/27 (AMBAC Insured)		950,000		840,778
California State, 4.500%, 10/01/29		2,655,000		2,284,999
California State, 4.500%, 08/01/30		665,000		571,694

The accompanying notes are an integral part of these financial statements.

15

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Municipal Bonds - 1.4% (continued)
California State, 4.500%, 08/01/30 (AMBAC Insured)	$770,000		$657,272
California State, Variable Purpose Bond, 3.250%, 12/01/27 (NATL-RE Insured)	495,000		363,830
California State, Variable Purpose Bond, 4.500%, 12/01/33 (AMBAC Insured)	2,330,000		1,932,502
Chicago Illinois O’Hare International Airport Revenue, Series A, 4.500%, 01/01/38 (AGM Insured)	315,000		298,674
Michigan Tobacco Settlement Financial Authority, Series A, 7.309%, 06/01/34[5]	3,075,000		2,456,986
Omaha Public Power District (Nebraska), Electric System Subordinated Revenue, Series AA, 4.500%, 02/01/34	1,060,000		1,062,830
San Jose California Redevelopment Agency Tax Allocation, Series C, 3.750%, 08/01/28 (NATL-RE Insured)	765,000		586,441
San Jose Redevelopment Agency, 3.750%, 08/01/28 (MBIA Insured)	280,000		235,662
Tobacco Settlement Financing Corp., VA, 6.706%, 06/01/46[5]	21,620,000		15,596,236
Total Municipal Bonds (cost $38,331,901)			30,673,167
Asset-Backed Securities - 4.5%
CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/14	7,270,000		7,461,383
Capital One Auto Finance Trust 2006-C A4, 0.263%, 05/15/13 (01/15/10)[6]	13,289,469		13,128,030
Chase Issuance Trust, Series 2005-C1, Class C1, 0.603%, 11/15/12 (01/15/10)[6]	1,175,000		1,172,880
Chase Issuance Trust, Series 2007-B1, Class B1, 0.483%, 04/15/19 (01/15/10)[6]	17,040,000		14,734,075
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 06/20/14	15,450,000		15,950,822
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29	3,225,000		2,887,568
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.810%, 07/20/31 (a)	17,813,169		17,698,223
MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	6,911,000		7,089,830
MBNA Credit Card Master Note Trust, Series 2005-B2, Class B, 0.413%, 12/17/12 (01/15/10)[6]	10,405,000		10,324,657
Merrill Auto Trust Securitization, Series 2008-1, Class B, 6.750%, 04/15/15	4,035,000		4,058,330
Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/39 (a)	4,986,569		4,822,619
Total Asset-Backed Securities (cost $95,610,814)			99,328,417
U.S. Government and Agency Obligations - 9.1%
Federal Home Loan Mortgage Corporation - 1.9%
FHLMC, 1.625%, 09/26/12	16,600,000	[2]	16,533,135
FHLMC, 2.125%, 09/21/12	24,895,000		25,159,784
FHLMC, Gold, 5.000%, 12/01/31	140,710		145,087
Total Federal Home Loan Mortgage Corporation			41,838,006
Federal National Mortgage Association - 3.0%
FNMA, 1.375%, 04/28/11	33,195,000		33,439,116
FNMA, 1.750%, 08/10/12	16,595,000		16,591,664
FNMA, 1.875%, 04/20/12	10,325,000	[2]	10,432,525
FNMA, 4.000%, 10/01/18	5,889,361		6,039,077
FNMA, 6.000%, 07/01/29	12,539		13,440
Total Federal National Mortgage Association			66,515,822

The accompanying notes are an integral part of these financial statements.

16

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
U.S. Treasury Notes - 4.2%
USTN, 1.000%, 08/31/11	$43,530,000		$43,552,113
USTN, 3.125%, 05/15/19	20,000,000		18,940,620
USTN, 4.375%, 11/15/39	30,000,000		28,715,640
Total U.S. Treasury Notes			91,208,373
Total U.S. Government and Agency Obligations (cost $199,280,786)			199,562,201
Mortgage-Backed Securities - 0.3%
Bank of America-First Union, Series 2001, 5.464%, 04/11/37	1,495,382		1,552,518
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20	2,368,589		2,309,374
Credit Suisse Mortgage Capital, Series 2007-C5, Class A4, 5.695%, 09/15/40[7]	1,704,000		1,359,504
JP Morgan Chase Commercial Mortgage, Series 2007-LD11, Class A4, 5.818%, 06/15/49[7]	305,000		265,610
Total Mortgage-Backed Securities (cost $4,797,447)			5,487,006

	Shares
Preferred Stocks - 1.0%
Bank of America Corp., 6.375%	20,000		381,000
Bank of America Corp., Series L, 7.250%	7,808	[2]	6,863,233
Comcast Corp. Series B, 7.000%	207,547		5,196,978
Entergy New Orleans, Inc., 4.750%	482		32,821
Entergy New Orleans, Inc., 5.560%	100		7,747
FHLMC, Series F, 5.000%*	15,400		27,104
FHLMC, Series K, 5.790%*	45,200		76,388
FHLMC, Series O, 5.810%*	15,850		27,420
FHLMC, Series P, 6.000%*	19,800		33,264
FHLMC, Series R, 5.700%*	24,500		46,305
FHLMC, Series T, 6.420%*	14,300		25,597
FHLMC, Series U, 5.900%*	35,100		30,186
FHLMC, Series V, 5.570%*	307,950		307,950
FHLMC, Series W, 5.660%*	70,700		67,165
FHLMC, Series Y, 6.550%*	67,825		68,503
FHLMC, Series Z, 8.375%*	605,747		636,034
FNMA, Series H, 5.810%*	9,050		13,846
FNMA, Series I, 5.375%*	21,500		34,400
FNMA, Series L, 5.125%*	28,100		41,588
FNMA, Series M, 4.750%*	30,700		44,515
FNMA, Series Q, 6.750%*	13,950		12,694
FNMA, Series S, 8.250%*	1,125,850		1,238,435
GMAC, LLC, 9.000%, (a)	1,560		1,028,235
Newell Financial Trust I, 5.250%	90,628		3,171,980
SLM Corp., 6.000%	41,250		644,738
Sovereign Capital Trust IV, 4.375%	34,236		1,059,176
Wisconsin Electric Power Co., 3.600%	3,946		235,650
Total Preferred Stocks (cost $68,451,358)			21,352,952

The accompanying notes are an integral part of these financial statements.

17

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Short-Term Investments - 6.0%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	37,721,000	$37,721,000
BNY Institutional Cash Reserves Fund, Series B*[3,8]	1,652,054	322,150
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	77,782,580	77,782,580
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.19%	16,165,272	16,165,272
Total Short-Term Investments (cost $133,320,906)		131,991,002
Total Investments - 99.0% (cost $2,202,319,940)		2,172,828,117
Other Assets, less Liabilities - 1.0%		20,873,580
Net Assets - 100.0%		$2,193,701,697

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments.

Based on the approximate cost of investments of $2,203,061,961 for Federal income tax purposes at December 31, 2009, the aggregate gross unrealized appreciation and depreciation were $89,783,082 and $120,016,926, respectively, resulting in a net unrealized depreciation of investments of $30,233,844.

*	Non-income-producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2009, the value of these securities amounted to $256,554,766 or 11.7% of net assets.
[1]	Yield shown for an investment company represents the December 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2009, amounting to $37,899,675 or 1.7% of net assets.
[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at December 31, 2009.
[5]

Security is illiquid: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All securities are valued by an independent pricing agent or broker. Illiquid securities at December 31, 2009 amounted to $53,638,789 or 2.4% of net assets.

[6]	Floating Rate Security. The rate listed is as of December 31, 2009. Date in parentheses represents the security’s next coupon rate reset.
[7]	Variable Rate Security. The rate listed is as of December 31, 2009 and is periodically reset subject to terms and conditions set forth in the debenture.
[8]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[9]

Convertible bond. A corporate bond, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible bonds at December 31, 2009 amounted to $27,705,974 or 1.3% of net assets.

Investments Definitions and Abbreviations:

AGM:	Assured Guaranty Municipal Corp.
AMBAC:	American Municipal Bond Assurance Corp.
EMTN:	European Medium Term Note
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GDIF:	Global Debt Insurance Facility
GMAC:	General Motors Acceptance Corp.
MBIA:	MBIA Insurance Corp.
MTN:	Medium Term Note
NATL-RE:	National Public Finance Guarantee Corporation
USTN:	United States Treasury Note

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	euro
IDR:	Indonesian Rupiah
ISK:	Icelandic Krona
MXN:	Mexican Peso
NZD:	New Zealand Dollar
SGD:	Singapore Dollar
THB:	Thailand Baht

The accompanying notes are an integral part of these financial statements.

18

Managers Bond Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments at value (including securities on loan valued at $37,899,675)*	$2,172,828,117
Cash	300
Foreign currency**	2,600
Receivable for investments sold	38,838,185
Receivable for Fund shares sold	2,749,711
Receivable from affiliate	184,535
Dividends, interest and other receivables	29,142,977
Prepaid expenses	15,479
Total assets	2,243,761,904
Liabilities:
Payable for Fund shares repurchased	8,390,247
Payable upon return of securities loaned	39,373,054
Accrued expenses:
Investment advisory and management fees	1,175,703
Administrative fees	470,281
Other	650,922
Total liabilities	50,060,207
Net Assets	$2,193,701,697
Shares outstanding	90,296,195
Net asset value, offering and redemption price per share	$24.29
Net Assets Represent:
Paid-in capital	$2,295,767,722
Undistributed net investment loss	(2,015,831)
Accumulated net realized loss from investments and foreign currency transactions	(70,706,845)
Net unrealized depreciation of investments and foreign currency translations	(29,343,349)
Net Assets	$2,193,701,697
* Investments at cost	$2,202,319,940
** Foreign currency at cost	$2,595

The accompanying notes are an integral part of these financial statements.

19

Managers Bond Fund

Statement of Operations

For the year ended December 31, 2009

Investment Income:
Interest income	$138,070,231
Dividend income	1,983,394
Securities lending fees	71,703
Total investment income	140,125,328
Expenses:
Investment management and advisory fees	12,650,107
Administrative fees	5,060,043
Transfer agent	2,919,327
Professional fees	559,971
Reports to shareholders	380,495
Custodian	349,134
Trustees fees and expenses	188,826
Registration fees	124,669
Miscellaneous	132,216
Total expenses before offsets	22,364,788
Expense reimbursements	(2,318,871)
Fee waivers	(8,474)
Expense reductions	(8,147)
Net expenses	20,029,296
Net investment income	120,096,032
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(59,422,299)
Net realized loss on foreign currency transactions	(62,977)
Net unrealized appreciation of investments	457,994,772
Net unrealized appreciation of foreign currency translations	28,062,687
Net realized and unrealized gain	426,572,183
Net increase in net assets resulting from operations	$546,668,215

The accompanying notes are an integral part of these financial statements.

20

Managers Bond Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment income	$120,096,032	$136,714,173
Net realized gain (loss) on investments and foreign currency transactions	(59,485,276)	10,641,730
Net unrealized appreciation (depreciation) of investments and foreign currency translations	486,057,459	(572,492,152)
Net increase (decrease) in net assets resulting from operations	546,668,215	(425,136,249)
Distributions to Shareholders:
From net investment income	(118,309,043)	(136,203,930)
From net realized gain on investments	—	(27,020,555)
Total distributions to shareholders	(118,309,043)	(163,224,485)
From Capital Share Transactions:
Proceeds from sale of shares	684,473,826	1,260,249,492
Reinvestment of dividends and distributions	108,826,420	152,445,157
Cost of shares repurchased	(916,876,877)	(958,305,334)
Net increase (decrease) from capital share transactions	(123,576,631)	454,389,315
Total increase (decrease) in net assets	304,782,541	(133,971,419)
Net Assets:
Beginning of year	1,888,919,156	2,022,890,575
End of year	$2,193,701,697	$1,888,919,156
End of year undistributed net investment loss	$(2,015,831)	$(807,216)

Share Transactions:
Sale of shares	31,756,529	52,689,979
Reinvested shares	5,009,261	6,912,748
Shares repurchased	(42,593,625)	(43,303,058)
Net increase (decrease) in shares	(5,827,835)	16,299,669

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Bond Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$19.65	$25.34	$24.84	$24.11	$24.58
Income from Investment Operations:
Net investment income	1.30 [5]	1.42 [5]	1.22 [5]	1.08	0.88
Net realized and unrealized gain (loss) on investments	4.62 [5]	(5.42)[5]	0.49 [5]	0.75	(0.32)
Total from investment operations	5.92	(4.00)	1.71	1.83	0.56
Less Distributions to Shareholders from:
Net investment income	(1.28)	(1.41)	(1.21)	(1.10)	(0.88)
Net realized gain on investments	—	(0.28)	(0.00)[4]	—	(0.15)
Total distributions to shareholders	(1.28)	(1.69)	(1.21)	(1.10)	(1.03)
Net Asset Value, End of Year	$24.29	$19.65	$25.34	$24.84	$24.11
Total Return[1]	31.12%[3]	(16.31)%	7.06%	7.79%[3]	2.29%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets [1]	5.93%	6.10%	4.91%	4.52%	3.36%
Portfolio turnover	23%	39%	21%	46%	26%
Net assets at end of year (000’s omitted)	$2,193,702	$1,888,919	$2,022,891	$906,776	$426,448

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.10%	1.10%	0.99%	1.02%	1.02%
Ratio of net investment income to average net assets	5.82%	5.99%	4.91%	4.49%	3.33%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[4]	Rounds to less than $0.01.
[5]	Per share numbers have been calculated using average shares.

22

Notes to Financial Statements

December 31, 2009

1. Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Bond Fund (“the Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

23

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Managers Bond
Investments in Securities
Corporate Bonds[1]	—	$1,539,133,420	—	$1,539,133,420
Foreign Government Obligations	—	145,299,952	—	145,299,952
Municipal Bonds	—	30,673,167	—	30,673,167
Asset-Backed Securities	—	99,328,417	—	99,328,417
U.S. Government and Agency Obligations[2]	—	199,562,201	—	199,562,201
Mortgage-Backed Securities	—	5,487,006	—	5,487,006
Preferred Stocks	$21,352,952	—	—	21,352,952
Short-Term Investments	131,668,852	322,150	—	131,991,002

Total Investments	153,021,804	2,019,806,313	—	2,172,828,117
Other Financial Instruments[3]	—	—	—	—

Totals	$153,021,804	$2,019,806,313	—	$2,172,828,117

[1]	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of the corporate bonds by major industry classification, please refer to the Schedule of Portfolio Investments.
[2]

All U.S. Government and Agency Obligations held in the Funds are Level 2 securities. For a detailed break-out of these securities by major industry classification, please refer to the Schedule of Portfolio Investments.

[3]

Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

24

Notes to Financial Statements (continued)

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2009, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2009, the Fund had no overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2009, the transfer agent expense was reduced by $8,147.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2009, the management fee was reduced by $8,474.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$118,309,043	$126,983,618
Short-term capital gains	—	20,495,479
Long-term capital gains	—	15,745,388

	$118,309,043	$163,224,485

As a % of distributions paid: (unaudited)
Qualified ordinary income	—	—
Ordinary income - dividends received deduction	—	—

As of December 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

2009
Capital loss carryforward	$69,964,824
Undistributed ordinary income	1,101,568
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

25

Notes to Financial Statements (continued)

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of December 31, 2009, the Fund had $69,964,824 in accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes. This amount may be used to offset realized capital gains, if any, through December 31, 2017.

For the year ended December 31, 2009, the Fund did not utilize any capital loss carryovers.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2009, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: four collectively own 66%. Transactions by these shareholders may have a material impact on the Fund.

h. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2009, the annual investment management fee rate, as a percentage of average daily net assets, was 0.625%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The Investment Manager has contractually agreed, through at least May 1, 2010, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) of the Fund exceed 0.99% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2009, the Fund made no such repayments to the Investment Manager. At December 31, 2009, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by the Fund equaled $4,827,421.

26

Notes to Financial Statements (continued)

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through December 31, 2009, the Fund lent varying amounts up to $117,390 for 4 days earning interest of $14 to other Funds in the Fund Family. The interest amounts are included in the Statement of Operations in interest income.

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities and U.S. government obligations, for the year ended December 31, 2009, were $242,083,530 and $623,187,680, respectively. Purchases and sales of U.S. government obligations for the year ended December 31, 2009, were $193,406,698 and $1,374,247, respectively.

4. Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of this position is not material to the Fund. The Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

27

Notes to Financial Statements (continued)

6. Risks Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7. Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8. Forward Foreign Currency Contracts

The Fund may invest in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date. There were no forward currency contracts held during the year.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge foreign currency exchange rate risk on its non-U.S. Dollar denominated investment securities. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9. Subsequent Events

The Fund has determined that no additional material events or transactions occurred subsequent to December 31, 2009, and through February 22, 2010, the date of the issuance of the Fund’s financial statements, which require additional disclosure in the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2009, $0 or, if subsequently determined to be different, the net capital gains of such year.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Bond Fund (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2010

29

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officers is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).
* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
EMERGING MARKETS EQUITY	CHICAGO EQUITY PARTNERS	CHICAGO EQUITY PARTNERS BALANCED
Rexiter Capital Management Limited	MID-CAP	Chicago Equity Partners, LLC
Schroder Investment Management North America Inc.	Chicago Equity Partners, LLC
ALTERNATIVE FUNDS
REAL ESTATE SECURITIES
ESSEX GROWTH	Urdang Securities Management, Inc.	FQ GLOBAL ALTERNATIVES
ESSEX LARGE CAP GROWTH		FQ GLOBAL ESSENTIALS
ESSEX SMALL/MICRO CAP GROWTH	RENAISSANCE LARGE CAP GROWTH	First Quadrant, L.P.
Essex Investment Management Co., LLC	Renaissance Group LLC
INCOME FUNDS
FQ TAX-MANAGED U.S. EQUITY	SKYLINE SPECIAL EQUITIES	BOND (MANAGERS)
FQ U.S. EQUITY	PORTFOLIO	FIXED INCOME
First Quadrant, L.P.	Skyline Asset Management, L.P.	GLOBAL BOND
GW&K SMALL CAP EQUITY	FRONTIER SMALL CAP GROWTH	Loomis, Sayles & Co., L.P.
Gannett Welsh & Kotler, LLC	Frontier Capital Management Company, LLC	BOND (MANAGERS PIMCO)
Pacific Investment Management Co. LLC
INSTITUTIONAL MICRO-CAP	SPECIAL EQUITY
MICRO-CAP	Ranger Investment Management, L.P.	CALIFORNIA INTERMEDIATE TAX-FREE
Lord, Abbett & Co. LLC	Lord, Abbett & Co. LLC	Miller Tabak Asset Management LLC
WEDGE Capital Management L.L.P.	Smith Asset Management Group, L.P.
Next Century Growth Investors LLC	Federated MDTA LLC	GW&K MUNICIPAL BOND
RBC Global Asset Management (U.S.) Inc.		GW&K MUNICIPAL ENHANCED YIELD
	SYSTEMATIC VALUE	Gannett Welsh & Kotler, LLC
INTERNATIONAL EQUITY	SYSTEMATIC MID CAP VALUE
AllianceBernstein L.P.	Systematic Financial Management, L.P.	HIGH YIELD
Lazard Asset Management, LLC		J.P. Morgan Investment Management LLC
Martin Currie Inc.	TIMESSQUARE MID CAP GROWTH
	TIMESSQUARE SMALL CAP GROWTH	INTERMEDIATE DURATION GOVERNMENT
	TimesSquare Capital Management, LLC	SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.
MONEY MARKET JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com

www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Essex Large Cap Growth Fund	$19,419	$18,899
Managers Special Equity Fund	$31,489	$32,146
Managers International Equity Fund	$32,617	$31,779
Managers Emerging Markets Equity Fund	$28,587	$27,840
Managers Bond Fund	$40,564	$39,556
Managers Global Bond Fund	$26,501	$27,756
Managers Money Market Fund	$10,139	$9,800
All Funds in the Managers Complex Audited by PwC	$850,498	$769,183

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Essex Large Cap Growth Fund	$5,800	$6,471
Managers Special Equity Fund	$8,050	$8,580
Managers International Equity Fund	$9,100	$9,298
Managers Emerging Markets Equity Fund	$10,100	$9,298
Managers Bond Fund	$9,000	$8,484
Managers Global Bond Fund	$8,550	$8,771
Managers Money Market Fund	$4,150	$4,218

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2008	2007	2008	2007	2008	2007
Control Affiliates	$343,015	$467,485	$897,895	$1,264,360	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	March 9, 2010

By:	/S/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date:	March 9, 2010